UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement                [ ] Confidential, for use of the
[   ] Definitive Proxy Statement                   Commission Only (as permitted
[   ] Definitive Additional Materials               by Rule 14a-6(e)(2))
[   ] Soliciting Material pursuant to Rule 14a-12

                               FSF FINANCIAL CORP.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[ ]  No fee required
[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

COMMON   STOCK,  PAR VALUE $0.10
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     (2) Aggregate number of securities to which transaction applies:

2,599,785,  INCLUDING  OUTSTANDING  STOCK  OPTIONS
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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):

$35.00, THE PER SHARE MERGER CONSIDERATION (4) Proposed maximum aggregate value of transaction: $90,992,475 (5) Total fee paid: $11,528.75
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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


                        [FSF FINANCIAL CORP. LETTERHEAD]





____________, 2004

Dear fellow shareholder:

     We invite you to attend a Special Meeting of Shareholders of FSF Financial Corp. to be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota, on __________, ____________, 2004 at __:__ _.m., local time. At the special meeting, you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger among MidCountry Financial Corp., MidCountry Interim Corp. II and FSF Financial Corp. which provides for the merger of MidCountry Interim Corp. II with and into FSF Financial Corp.

     If the merger agreement is approved and the merger is subsequently completed, each outstanding share of FSF Financial Corp. common stock will be converted into the right to receive $35.00 in cash, without interest.

     The merger cannot be completed unless the shareholders of FSF approve and adopt the merger agreement and the parties receive all required regulatory approvals, among other customary conditions. Approval of the merger agreement requires the affirmative vote of a majority of the FSF shares outstanding and entitled to vote at the special meeting at which a quorum is present. Directors and executive officers holding approximately _____% of FSF common stock have agreed with MidCountry to vote in favor of the adoption and approval of the merger agreement.

     Based on our reasons described herein, including the fairness opinion issued by our financial advisor, Keefe, Bruyette & Woods, Inc., which is attached to the proxy statement as Appendix B, your board of directors believes that the merger agreement is fair to you and in your best interests. ACCORDINGLY, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

     The accompanying document gives you detailed information about the special meeting, the merger, the merger agreement and related matters. We urge you to read this entire document carefully, including the attached merger agreement.

     IT IS VERY IMPORTANT THAT YOUR SHARES BE VOTED AT THE SPECIAL MEETING, REGARDLESS OF WHETHER YOU PLAN TO ATTEND IN PERSON. TO ENSURE THAT YOUR SHARES ARE REPRESENTED ON THIS VERY IMPORTANT MATTER, PLEASE TAKE THE TIME TO VOTE BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD. SHAREHOLDERS OF RECORD MAY ALSO VOTE VIA TOUCHTONE TELEPHONE OR THE INTERNET USING THE INSTRUCTIONS ON YOUR PROXY CARD.

     Thank you for your cooperation and your continued support of FSF and First Federal fsb.

                                 Sincerely,



        George B. Loban                            Donald A. Glas
        President                                  Chief Executive Officer

                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                              HUTCHINSON, MN 55350
                                 (320) 234-4500
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                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON ____________, 2004
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     Notice is  hereby  given  that a Special  Meeting  of  Shareholders  of FSF
Financial Corp. ("FSF") will be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota, on __________, ____________, 2004 at __:__ _.m., local time, for the following purposes:

     1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated May 14, 2004, by and among MidCountry Financial Corp., MidCountry Interim Corp. II and FSF Financial Corp., pursuant to which, among other things, (i) MidCountry Interim Corp. II ("Interim"), a newly-formed subsidiary of MidCountry Financial Corp. ("MidCountry") will merge with and into FSF, and (ii) upon consummation of the merger, each outstanding share of FSF common stock (other than shares the holders of which have perfected dissenters' rights of appraisal) will be converted into the right to receive $35.00 in cash, without interest; and

     2. To transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

     We have fixed the close of business on August 6, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting or any adjournment or postponement. Only holders of FSF common stock of record at the close of business on that date will be entitled to notice of and to vote at the special meeting or any adjournment or postponement of the special meeting. A copy of the merger agreement is enclosed as Appendix A to the accompanying proxy statement. The affirmative vote of the holders of a majority of shares of FSF common stock issued and outstanding and entitled to vote at the special meeting is necessary to approve and adopt the merger agreement. Directors and executive officers holding approximately _____% of the FSF common stock have agreed with MidCountry to vote in favor of the adoption and approval of the merger agreement.

     Shareholders of FSF have the right to dissent from the merger and seek an appraisal of their shares provided they comply with the applicable provisions of the Minnesota Statutes which are attached hereto as Appendix C.

     YOUR BOARD OF DIRECTORS HAS DETERMINED THAT THE MERGER AGREEMENT IS FAIR TO AND IN THE BEST INTERESTS OF FSF'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

                                     By Order of the Board of Directors



                                     Richard H. Burgart, Secretary
Hutchinson, Minnesota
____________, 2004

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IMPORTANT:  YOUR VOTE IS IMPORTANT  REGARDLESS  OF THE NUMBER OF SHARES YOU OWN.
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU ARE A RECORD SHAREHOLDER AND FOR ANY REASON YOU SHOULD DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS VOTED AT THE SPECIAL MEETING.
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

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
QUESTIONS AND ANSWERS ABOUT VOTING PROCEDURES
    FOR THE SPECIAL MEETING...................................................
SUMMARY TERM SHEET............................................................
THE SPECIAL MEETING...........................................................
   Time, Date and Place.......................................................
   Matter to be Considered....................................................
   Shares Outstanding and Entitled to Vote; Record Date.......................
   How to Vote Your Shares....................................................
   Quorum; Vote Required......................................................
   Solicitation of Proxies....................................................
THE MERGER....................................................................
   The Parties................................................................
   Acquisition Structure......................................................
   Merger Consideration.......................................................
   Effective Time of the Merger...............................................
   Background of the Merger...................................................
   Recommendation of the FSF Board of Directors
       and Reasons for the Merger.............................................
   Opinion of Keefe, Bruyette & Woods, Inc....................................
   Treatment of Stock Options and Restricted Stock............................
   Surrender of Stock Certificates; Payment for Shares........................
   Financing the Transaction..................................................
   Board of Directors' Covenant to Recommend the Merger Agreement.............
   No Solicitation............................................................
   Conditions to the Merger...................................................
   Representations and Warranties of FSF and MidCountry.......................
   Conduct Pending the Merger.................................................
   Extension, Waiver and Amendment of the Merger Agreement....................
   Termination of the Merger Agreement........................................
   Termination Fee and Expenses...............................................
   Interests of Certain Persons in the Merger.................................
   Employee Benefits Matters..................................................
   Merger Regulatory Approvals................................................
   Certain Federal Income Tax Consequences....................................
   Accounting Treatment.......................................................
   Support Agreements.........................................................
   Dissenters' Rights of Appraisal............................................
MARKET FOR COMMON STOCK AND DIVIDENDS.........................................
CERTAIN BENEFICIAL OWNERS OF FSF COMMON STOCK.................................
SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING.............................
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS....................
WHERE YOU CAN FIND MORE INFORMATION...........................................

Appendix A   Agreement and Plan of Merger, dated May 14, 2004, by and among
             MidCountry Financial Corp., MidCountry Interim Corp. II and FSF
             Financial Corp........................................... . . . A-1
Appendix B   Fairness Opinion of Keefe, Bruyette & Woods, Inc................B-1
Appendix C   Sections 302A.471 and 302A.473 of the Minnesota Business
             Corporations Act............................................... C-1

                  QUESTIONS AND ANSWERS ABOUT VOTING PROCEDURES
                             FOR THE SPECIAL MEETING

Q.   WHAT AM I BEING ASKED TO VOTE ON?

A. FSF stockholders are being asked to vote on an Agreement and Plan of Merger, which, if approved, will result in FSF being acquired by MidCountry. As a result of this transaction, each outstanding share of FSF common stock (other than shares the holders of which perfect dissenters' rights of appraisal) will be converted into the right to receive $35.00 in cash.

     You may be asked to consider other matters as may properly come before the special meeting. FSF does not know of any other matters that will be presented for consideration at its special meeting.

Q.   WHAT DO I NEED TO DO NOW?

A. First, carefully read this proxy statement in its entirety. Then, vote your shares of FSF common stock by one of the following methods:

     o marking, signing, dating and returning your proxy card in the enclosed postage prepaid envelope;

     o attending the special meeting and submitting a properly executed proxy or ballot. If a broker holds your shares in "street name," you will need to get a proxy from your broker to vote your shares in person; or

     o If you are a record shareholder, you may also vote your proxy using a touchtone telephone or the internet using the instructions on your proxy card.

Q.   WHY IS MY VOTE IMPORTANT?

A. A majority of the outstanding shares of FSF common stock must be represented in person or by proxy at the special meeting for there to be a quorum. If you do not vote using one of the methods described above, it will be more difficult for FSF to obtain the necessary quorum to hold its special meeting. In addition, the affirmative vote of a majority of the shares of FSF common stock outstanding and entitled to vote at the special meeting is necessary to approve and adopt the merger agreement. Therefore, abstentions or failures to vote have the same effect as a vote "against" the merger agreement.

Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER AUTOMATICALLY VOTE MY SHARES FOR ME?

A. No. If you do not provide your broker with instructions on how to vote your shares that are held in street name, your broker will not be permitted to vote them. Therefore, you should be sure to provide your broker with instructions on how to vote these shares. Please check the voting form used by your broker to see if your broker offers telephone or internet voting.

Q.   CAN I CHANGE MY VOTE?

A. Yes. If you have not voted through your broker, there are several ways you can change your vote after you have submitted a proxy.

     o First, you may send a written notice stating that you would like to revoke your proxy to FSF's Corporate Secretary, Richard H. Burgart, Secretary, FSF Financial Corp., 201 Main Street South, Hutchinson, Minnesota 55350;

     o Second, you may complete and submit a new proxy card. Any earlier proxy will be revoked automatically; or

     o Third, you may attend the meeting and vote in person. Any earlier proxy will be revoked. However, simply attending the meeting without voting will not revoke your earlier proxy.

     If you have instructed a broker to vote your shares, you must follow directions you receive from your broker to change your vote.

Q.   SHOULD I SEND IN MY STOCK CERTIFICATES NOW?

A. No. Within five days after the closing date of the merger, _________________________, acting as exchange agent, will send you a letter of transmittal containing written instructions for exchanging your FSF stock certificates.

     Please do not send in any FSF stock certificates until you have received these written instructions. However, if you are not sure where your stock certificates are located, now would be a good time to find them so you don't encounter any delays in processing your exchange at closing.
     Likewise, if your stock certificates are lost, please contact ____________________ at (___) ___-____ or our transfer agent,
     _______________________,   (___)   ___-____  to  find  out  how  to  get  a
     replacement certificate.

Q.   WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A. We currently expect to complete the merger by ____________, 2004, assuming all the conditions to completion of the merger, including obtaining the approval of FSF shareholders at the special meeting and receiving regulatory approvals, have been fulfilled. Fulfilling some of these conditions, such as receiving certain governmental clearances or approvals, is not entirely within our control. If all the conditions to completion of the merger have not been fulfilled at that time, we expect to complete the merger as quickly as practicable once the conditions are fulfilled.

Q.   WHOM DO I CALL IF I HAVE QUESTIONS ABOUT THE SPECIAL MEETING OR THE MERGER?

A.   You  should  direct  any  questions   regarding  the  special   meeting  of
     shareholders or the merger to Donald A. Glas at (320) 234-4501, George B. Loban at (651) 480-6020 or Richard H. Burgart at (320) 234-4536.

                               SUMMARY TERM SHEET

     This summary term sheet highlights selected information from this proxy statement and may not contain all of the information that may be important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read carefully this entire document, including the merger agreement, a copy of which is included as Appendix A to this proxy statement, and the other documents to which we have referred you. You may obtain copies of all publicly filed reports and other information from the sources listed under the section "Where You Can Find More Information," beginning on page __. Page references are included in this summary to direct you to a more complete description of the topics.

     Throughout this document, "FSF," "we" and "our" refers to FSF Financial Corp.; "First Federal" refers to our wholly-owned banking subsidiary, First Federal fsb, and "MidCountry" refers to MidCountry Financial Corp. Also, we refer to the merger between MidCountry Interim Corp. II and FSF as the "merger" and the Agreement and Plan of Merger, dated as of May 14, 2004, by and among MidCountry Financial Corp., MidCountry Interim Corp. II and FSF Financial Corp. as the "merger agreement."

     This proxy statement is first being mailed to shareholders of FSF on or about ____________, 2004.

THE PARTIES (PAGE __)

     o FSF was formed in 1994 in connection with the conversion of First Federal from mutual to stock form. FSF is registered with the Office of Thrift Supervision as a savings and loan holding company and conducts no significant business apart from its ownership of the capital stock of First Federal. First Federal is a federally-chartered stock savings bank with 13 offices located in the Minnesota counties of Carver, Dakota, McLeod, Meeker, Sibley, Stearns, and Wright. First Federal operates a traditional savings bank business and at June 30, 2004, FSF had total assets of $510.8 million and stockholders' equity of $51.6 million. The executive offices of FSF are located at 201 Main Street South and its telephone number at that location is (320) 234-4500.

     o MidCountry is a corporation incorporated under the laws of the State of Georgia. At June 30, 2004, MidCountry had total assets of $_____ million and total stockholders' equity of $_____ million. The executive offices of MidCountry are located at 201 Second Street, Suite 950, Macon, Georgia 31201 and its telephone number at that location is (478) 746- 8222.

     o MidCountry Interim Corp. II is a Minnesota corporation and a wholly-owned subsidiary of MidCountry formed for the purpose of effecting the merger. It has not conducted any operations to date. The executive offices of MidCountry Interim Corp. II are located at 201 Second Street, Suite 950, Macon, Georgia 31201 and its telephone number at that location is (478) 746-8222.

FSF SHAREHOLDERS WILL RECEIVE $35.00 IN CASH FOR EACH SHARE OF FSF COMMON STOCK (PAGE __)

     MidCountry and FSF propose a transaction in which FSF will become a wholly-owned subsidiary of MidCountry by virtue of the merger of MidCountry Interim Corp. II, a newly-formed subsidiary of MidCountry with and into FSF. If the acquisition of FSF by MidCountry is completed, you will have the right to receive $35.00 in cash, without interest, for each share of FSF common stock that you own as of the effective time of the merger.

     You will need to surrender your FSF stock certificates to receive the cash merger consideration, but you should not send us any certificates now. If the merger is completed, an escrow agent appointed by MidCountry will send you detailed instructions on how to exchange your shares.

THE MERGER WILL BE TAXABLE FOR FSF SHAREHOLDERS (PAGE __)

     For federal income tax purposes, the merger will be treated as the sale to MidCountry of all of the shares of FSF common stock. You will recognize taxable gain or loss equal to the difference between the cash payment that you receive for your shares of FSF common stock and your adjusted tax basis in your shares that you exchange for that payment. In general, the gain or loss will be either long-term capital gain or short-term capital gain depending on the length of time you have held your shares of FSF common stock.

     Tax matters are complicated, and the tax consequences of the merger may vary among shareholders. In addition, you may be subject to state, local or foreign tax laws that are not discussed in this proxy statement. You should therefore consult your own tax advisor for a full understanding of the tax consequences to you of the merger.

OUTSTANDING FSF STOCK OPTIONS WILL BE CANCELLED FOR THEIR CASH VALUE TO THE EXTENT THEY ARE NOT EXERCISED PRIOR TO THE MERGER AND ALL UNVESTED RESTRICTED STOCK AWARDS WILL VEST (PAGE __)

     Immediately prior to the effective time of the merger (which is the date on which the merger is consummated), each outstanding and unexercised option to purchase shares of FSF common stock issued under the FSF stock option plan, whether or not then vested and exercisable, will be terminated and each holder will be entitled to receive in consideration for each such option a cash payment from FSF in an amount equal to the difference between the merger consideration and the per share exercise price of the option, multiplied by the number of shares covered by the option, less any required tax withholdings. All unvested shares of restricted stock awarded under the FSF Restricted Stock Plan will become fully vested and immediately prior to the effective time and, at the effective time, will be converted into the merger consideration.

WE HAVE RECEIVED AN OPINION FROM OUR FINANCIAL ADVISOR THAT THE MERGER CONSIDERATION IS FAIR TO FSF'S SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW (PAGE __)

     Among other factors considered in deciding to approve the merger agreement, the FSF board of directors received the written opinion of its financial advisor, Keefe, Bruyette & Woods, Inc. ("KBW") that, as of May 14, 2004 (the date on which the FSF board of directors approved the merger agreement), the merger consideration is fair to the holders of FSF common stock from a financial point of view. This opinion was subsequently updated as of the date of this proxy statement. The opinion dated as of the date of this proxy statement is included as Appendix B to this proxy statement. You should read this opinion completely to understand the assumptions made, matters considered and limitations of the review undertaken by KBW in providing its opinion. KBW's opinion is directed to the FSF board of directors and does not constitute a recommendation to any shareholder as to any matters relating to the merger, including how to vote.

THE SPECIAL MEETING (PAGE __)

     The special meeting will be held at __:__ _.m., local time, on __________, ____________, 2004, at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota. At the special meeting, you will be asked to approve and adopt the merger agreement and to act on any other matters that may properly come before the special meeting.

RECORD DATE; VOTE REQUIRED (PAGES __ AND __)

     You can vote at the special meeting if you owned shares of FSF common stock as of the close of business on August 6, 2004. On that date, there were __________ shares of FSF common stock outstanding. You will have one vote at the special meeting for each share of FSF common stock that you owned of record on that date.

     The affirmative vote of a majority of the shares of FSF common stock outstanding and entitled to vote at the special meeting, or __________ shares, at which a quorum is present is necessary to approve and adopt the merger agreement.

     Directors and executive officers of FSF have individually agreed with MidCountry to vote their shares of FSF common stock in favor of the merger and the merger agreement. These individuals own in the aggregate approximately _____% of the outstanding shares of FSF common stock (exclusive of unexercised stock options and shares held in a fiduciary capacity under various employee benefit plans).

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL AND ADOPTION OF THE MERGER AGREEMENT BY FSF SHAREHOLDERS (PAGE __)

     Based on the reasons described elsewhere in this proxy statement, FSF's board of directors believes that the merger agreement is fair to and in your best interests. Accordingly, your board of directors unanimously recommends that you vote "FOR" approval and adoption of the merger agreement.

FSF AND MIDCOUNTRY MUST MEET SEVERAL CONDITIONS TO COMPLETE THE MERGER (PAGE __)

     Completion of the merger depends on the satisfaction or waiver of a number of conditions, including the following:

     o The representations and warranties of each of MidCountry and FSF in the merger agreement that are qualified as to materiality or knowledge must be true and correct and any such representations and warranties that are not so qualified must be true and correct in all material respects, in each case as of the date of the merger agreement and as of the closing date of the merger;

     o Shareholders of FSF must approve the merger agreement in accordance with applicable law and all other corporate proceedings required to have been taken shall have been done;

     o MidCountry and FSF must receive all required regulatory approvals to complete the transactions contemplated by the merger agreement and any required waiting periods shall have passed;

     o    Neither  party  shall be subject to any  order,  decree or  injunction
          which  enjoins  or  prohibits  the  completion  of  the   transactions
          contemplated by the merger agreement;

     o MidCountry and FSF must have performed in all material respects their respective obligations required to be performed under the merger agreement at or prior to the closing of the merger;

     o Certain payments have been made to grantor trusts in connection with the termination of various benefit plans;

     o Certain executive officers of FSF have entered into new employment and consulting agreements with MidCountry;

     o The receipt by FSF of a certificate from the escrow agent to the effect that an amount equal to the aggregate merger consideration has been deposited with it; and

     o    the receipt of various closing certificates and legal opinions.

     Unless prohibited by law, either MidCountry or FSF could elect to waive any of the conditions for its benefit that have not been satisfied and complete the merger anyway. The parties cannot be certain whether or when any of the conditions to the merger will be satisfied or waived where permissible, or that the merger will be completed.

THE PARTIES NEED TO OBTAIN REGULATORY APPROVAL IN ORDER TO COMPLETE THE MERGER AND THE BANK MERGER (PAGE __)

     To complete the merger and the bank merger, the parties and their affiliates need to obtain the consent of the Office of Thrift Supervision. The U.S. Department of Justice may provide input into the approval process of the Office of Thrift Supervision and will have between 15 and 30 days following any approval by the Office of Thrift Supervision of the application to challenge the approval on antitrust grounds. MidCountry and FSF have filed all necessary applications with the Office of Thrift Supervision in connection with the merger and the bank merger. MidCountry and FSF cannot predict, however, whether or when all required regulatory approvals or consents will be obtained, what conditions they might include, or whether they will be received on a timely basis.

THE MERGER AGREEMENT MAY BE TERMINATED BY THE PARTIES (PAGE __)

     The merger agreement may be terminated at any time (even after approval of the merger by the FSF shareholders) as follows:

     o    By mutual written consent of the parties;

     o By MidCountry or FSF if the other party materially breaches any of its representations, warranties, covenants or agreements under the merger agreement or in the event of an inaccuracy of a representation or warranty of the other party which inaccuracy would provide the terminating party with the ability to refuse to consummate the merger under the standards set forth in the merger agreement, provided that the terminating party is not then in breach of the merger agreement;

     o By MidCountry or FSF if any of the conditions precedent to the obligations of the other party to complete the merger cannot be satisfied or fulfilled prior to the closing date and the party giving the notice is not in material breach of any of its representations, warranties, covenants or undertakings;

     o    By MidCountry or FSF if any of the applications for prior approval are
          denied   and  the  time   period  for   appeals   and   requests   for
          reconsideration has expired;

     o By MidCountry or FSF if the shareholders of FSF do not approve the merger agreement at a duly held meeting;

     o By MidCountry or FSF if the merger is not completed by March 31, 2005 and the party giving the notice is not in material breach of any of its representations, warranties, covenants or undertakings;

     o By MidCountry if FSF enters into an agreement to be acquired by, or merge or combine with, a third party in connection with a superior proposal.

     o By FSF if it receives a superior proposal that it determines in good faith and after consultation with counsel, its fiduciary duties require that such superior proposal be accepted, after compliance with the provisions set forth in the merger agreement.

FSF AND MIDCOUNTRY MAY BE OBLIGATED TO PAY THE OTHER A TERMINATION FEE UNDER CERTAIN CIRCUMSTANCES (PAGE __)

     MidCountry must raise additional capital in order to complete the merger. If the merger agreement is terminated due to MidCountry's failure to satisfy its covenant to complete its capital raising by December 31, 2004, MidCountry would be obligated to pay FSF a termination fee in the amount of $1,700,000.

     FSF will be obligated to pay MidCountry a fee of $1,700,000 if:

     o MidCountry terminates the merger agreement as a result of FSF having entered into an agreement to be acquired by, or merge or combine with, a third party in connection with a superior proposal; or

     o FSF terminates the merger agreement if, as a result of a superior proposal, the Board of Directors of FSF determines, in good faith and in consultation with counsel, that its fiduciary duties require that such Superior Proposal be accepted; or

     o Either party terminates the merger agreement as a result of the shareholders of FSF not having approved the merger agreement at a duly held meeting of the shareholders of FSF, and before the date of the FSF shareholders' meeting, a superior proposal shall have been publicly announced, and if within 12 months of the date of such termination of the merger agreement, FSF or any of its subsidiaries executes any definitive agreement with respect to, or consummates, any superior proposal.

     Concurrent with the execution of the merger agreement, each party deposited $1,700,000 with a third party escrow agent. Such funds would be used to make any required payment of a termination fee in the circumstances described above.

CERTAIN DIRECTORS AND OFFICERS OF FSF HAVE INTERESTS IN THE MERGER WHICH DIFFER FROM YOUR INTERESTS AS A FSF SHAREHOLDER (PAGE __)

     Some of the directors and executive officers of FSF have agreements, stock options, restricted stock awards and other benefit plans or arrangements that provide them with interests in the merger that are different from, or in addition to, your interests. These interests arise from the merger agreement and because of rights under benefits and compensation plans or arrangements maintained by FSF or First Federal and, in the case of the executive officers, under employment agreements, and include the following:

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
     o The value of all stock options held by directors and executive officers of $3.6 million granted under FSF's equity compensation plans to be received upon consummation of the merger;

     o The allocation under the First Federal ESOP of any unallocated assets attributable to the exchange of shares of FSF common stock will be made to all plan participants, pro rata based upon allocated account balances, including the accounts of executive officers, following termination of the ESOP upon consummation of the merger;

     o Lump sum payments to Donald A. Glas, George B. Loban and Richard H. Burgart pursuant to the terms of their current employment agreements in the approximate amounts of $1,540,000, $1,360,000 and $800,000, respectively;

     o MidCountry's agreement to provide indemnification arrangements for, among others, directors and executive officers of FSF and to maintain directors' and officers' indemnification insurance for such persons for a period of three years following the merger;

     o    MidCountry's   agreement  to  enter  into  employment  and  consulting
          agreements with certain executive officers of FSF; and

     o    Payments to grantor  trusts for the benefit of Donald A. Glas,  George
          B. Loban and Richard A. Burgart in the approximate amounts of $________ with such trust assets to be paid out in accordance with the terms of existing salary continuation agreements.

     The board of directors of FSF was aware of these factors and considered them in approving the merger and the merger agreement.

FSF SHAREHOLDERS MAY DISSENT FROM THE MERGER AND SEEK APPRAISAL OF THEIR SHARES (PAGE __ AND APPENDIX C)

     In accordance with Minnesota law, holders of FSF common stock may dissent from the merger and seek appraisal of their shares of FSF common stock in connection with the merger provided they comply with the detailed statutory requirements described herein and set forth in their entirety in Appendix C.

     Shareholders considering seeking appraisal should be aware that the fair value of their shares could be more than, the same as or less than the merger consideration they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.

                               THE SPECIAL MEETING

TIME, DATE AND PLACE

     A special meeting of shareholders of FSF will be held at __:__ _.m., local time, on __________, ______________, 2004 at the Victorian Inn, 1000 Highway 7
West, Hutchinson, Minnesota and at any adjournment thereof.

MATTER TO BE CONSIDERED

     The purpose of the special meeting is to consider and approve and adopt the merger agreement and to transact such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting. At this time, the FSF board of directors is unaware of any matters, other than set forth in the preceding sentence, that may be presented for action at the special meeting.

     In addition, stockholders may be asked to consider such other matters as are properly brought before the special meeting, including a proposal to adjourn the special meeting to permit further solicitation of proxies by the FSF board of directors in the event that there are an insufficient number of votes to approve and adopt the merger agreement at the time of the special meeting.

SHARES OUTSTANDING AND ENTITLED TO VOTE; RECORD DATE

     The close of business on August 6, 2004 has been fixed by FSF as the record date for the determination of holders of FSF common stock entitled to notice of and to vote at the special meeting and any adjournment or postponement of the special meeting. At the close of business on the record date, there were __________ shares of FSF common stock outstanding and entitled to vote. Each share of FSF common stock entitles the holder to one vote at the special meeting on all matters properly presented at the special meeting.

HOW TO VOTE YOUR SHARES

     Shareholders of record may vote by mail or by attending the special meeting and voting in person. If you choose to vote by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided. Shareholders of record may also vote their shares using a touchtone telephone or the internet in accordance with the instructions on the proxy card.

     If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Your failure to instruct your broker to vote on the proposal to approve and adopt the merger agreement will be the equivalent of voting against the proposal. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the special meeting, you must bring a letter from the broker, bank or other nominee confirming that you are the beneficial owner of the shares.

     Any shareholder executing a proxy may revoke it at any time before it is voted by:

     o Delivering to the Secretary of FSF prior to the special meeting a written notice of revocation addressed to Richard H. Burgart, Secretary, FSF Financial Corp., 201 Main Street South, Hutchinson, Minnesota 55350;

     o Delivering to FSF prior to the special meeting a properly executed proxy with a later date; or

     o    Attending the special meeting and voting in person.

     Attendance at the special meeting will not, in and of itself, constitute revocation of a proxy.

     Each proxy returned to FSF (and not revoked) by a holder of FSF common stock will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the proxy will be voted "FOR" approval and adoption of the merger agreement.

     At this time, the FSF board of directors is unaware of any matters, other than set forth above, that may be presented for action at the special meeting or any adjournment or postponement of the special

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

meeting. If other matters are properly presented, however, the persons named as proxies will vote in accordance with their judgment with respect to such matters. The persons named as proxies by a shareholder may propose and vote for one or more adjournments or postponements of the special meeting to permit additional solicitation of proxies in favor of approval and adoption of the merger agreement, but no proxy voted against the merger agreement will be voted in favor of any such adjournment or postponement.

QUORUM; VOTE REQUIRED

     A quorum, consisting of the holders of a majority of the issued and outstanding shares of FSF common stock, must be present in person or by proxy before any action may be taken at the special meeting. Abstentions will be treated as shares that are present for purposes of determining the presence of a quorum.

     The affirmative vote of a majority of the issued and outstanding shares of FSF common stock entitled to vote at the special meeting, in person or by proxy, is necessary to approve and adopt the merger agreement on behalf of FSF.

     FSF intends to count shares of FSF common stock present in person at the special meeting but not voting, and shares of FSF common stock for which it has received proxies but with respect to which holders of such shares have abstained on any matter, as present at the special meeting for purposes of determining whether a quorum exists. However, because approval and adoption of the merger agreement requires the affirmative vote of a majority of the issued and outstanding shares of FSF common stock entitled to vote at the special meeting, such nonvoting shares and abstentions have the same effect as a vote against the merger agreement. In addition, under applicable rules, brokers who hold shares of FSF common stock in street name for customers who are the beneficial owners of such shares are prohibited from giving a proxy to vote shares held for such customers in favor of the approval of the merger agreement without specific instructions to that effect from such customers. Accordingly, the failure of such customers to provide instructions with respect to their shares of FSF common stock to their broker will have the effect of the shares not being voted and have the same effect as a vote against the merger agreement. Such "broker non-votes," if any, will be counted as present for determining the presence or absence of a quorum for the transaction of business at the special meeting or any adjournment or postponement thereof.

     The directors and executive officers of FSF and their respective affiliates collectively owned approximately _____% of the outstanding shares of FSF common stock as of the record date for the special meeting (inclusive of stock options exercisable within 60 days). The directors and executive officers of FSF have entered into support agreements with MidCountry pursuant to which they have agreed to vote all of their shares (excluding shares held in a fiduciary capacity where the beneficiary is not related by blood or marriage) in favor of the merger agreement. These individuals own in the aggregate approximately _____% of the outstanding shares of FSF common stock (exclusive of unexercised stock options). See "Certain Beneficial Owners of FSF Common Stock," on page __ and "The Merger -- Support Agreements" on page __.

SOLICITATION OF PROXIES

     FSF will pay for the costs of mailing this proxy statement to its shareholders, as well as all other costs incurred by it in connection with the solicitation of proxies from its shareholders on behalf of its board of directors. In addition to solicitation by mail, the directors, officers and employees of FSF and its subsidiaries may solicit proxies from shareholders of FSF in person or by telephone, telegram, facsimile or other electronic methods without compensation other than reimbursement by FSF for their actual expenses.

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
     Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of FSF common stock held of record by such persons, and FSF will reimburse such firms, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection therewith.

                                   THE MERGER

     The following information describes the material aspects of the merger agreement and the merger. This description does not purport to be complete and is qualified in its entirety by reference to the appendices to this proxy statement, including the merger agreement attached as Appendix A. You are urged to carefully read the merger agreement and the other appendices in their entirety.

THE PARTIES

     Set forth below is a brief description of the parties to the merger agreement.

     o FSF was formed in 1994 in connection with the conversion of First Federal from mutual to stock form. FSF is registered with the Office of Thrift Supervision as a savings and loan holding company and conducts no significant business apart from its ownership of the capital stock of First Federal. First Federal is a federally-chartered stock savings bank with 13 offices located in the Minnesota counties of Carver, Dakota, McLeod, Meeker, Sibley, Stearns, and Wright. First Federal operates a traditional savings bank business and at June 30, 2004, FSF has total assets of $510.8 million and stockholders' equity of $51.6 million. The executive offices of FSF are located at 201 Main Street South, Hutchinson, Minnesota 55350 and its telephone number at that location is (320) 234-4500.

     o MidCountry is a savings and loan holding company incorporated under the laws of the State of Georgia and is engaged in the banking business through its wholly-owned subsidiary, Bayside Bank. At June 30, 2004, MidCountry had total assets of $_____ million and total stockholders' equity of $_____ million. The executive offices of MidCountry are located at 201 Second Street, Suite 950, Macon, Georgia 31201, Macon, Georgia and its telephone number at that location is
          (478) 746-8222.

     o MidCountry Interim Corp. II is a Minnesota corporation and a wholly-owned subsidiary of MidCountry formed for the purpose of effecting the merger. It has not conducted any operations to date. The executive offices of MidCountry Interim Corp. II are located at 201 Second Street, Suite 950, Macon, Georgia 31201 and its telephone number at that location is (478) 746-8222.

ACQUISITION STRUCTURE

     Subject to the terms and conditions set forth in the merger agreement, MidCountry Interim Corp. II, a newly-formed subsidiary of MidCountry, will be merged with and into FSF. Immediately following consummation of the merger, Bayside Bank will be merged with and into First Federal fsb. First Federal fsb will be the surviving bank but will be renamed "MidCountry Bank."

MERGER CONSIDERATION

     At the effective time of the merger, each share of FSF common stock issued and outstanding immediately prior to the effective time (other than shares held by persons who have perfected dissenters'

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
rights of appraisal and certain shares held by FSF or MidCountry) will be cancelled and converted automatically into the right to receive from MidCountry an amount equal $35.00 in cash, without interest.

     After the completion of the merger, holders of certificates that prior to the merger represented issued and outstanding shares of FSF common stock will have no rights with respect to those shares except for the right to surrender the certificates for the merger consideration. After the completion of the merger, holders of shares of FSF common stock will have no continuing equity interest in FSF or MidCountry and, therefore, will not share in future earnings, dividends or growth of FSF or MidCountry.

EFFECTIVE TIME OF THE MERGER

     The closing of the merger shall take place at the offices of FSF in Hutchinson, Minnesota, at 10:00 a.m., local time, on a date designated by MidCountry that is within five business days following the satisfaction of the conditions to closing or at such later date, time or place as the parties may agree. The merger will become effective on the day and at the time specified in the Articles of Merger, executed in accordance with the relevant provisions of the Minnesota Business Corporation Act, and filed with the Secretary of State of Minnesota. It is anticipated that the merger will be completed during the __________ quarter of 200_.

BACKGROUND OF THE MERGER

     In August 2001, as part of its continuing planning process, the FSF board conducted a strategic planning session at which a variety of topics were discussed including executive management succession planning, general operating strategy and potential other lines of business and other strategic alternatives to enhance shareholder value including a possible strategic alliance. Management was directed to continue to investigate all of these alternatives and subsequently met with the board on several occasions to discuss the various strategic alternatives available to FSF.

     As part of its review, management reviewed the material contracts to which FSF was party including, most significantly, its data processing contract which would be up for renewal in February 2005. Management and the board also noted that to adequately provide for management succession and to provide the depth needed if FSF was to expand into other lines of business, several management positions would need to be added. Based on these factors and the board's view that the company's further growth opportunities would be somewhat limited, in May 2002, the board determined to engage a financial advisor to assist it in exploring possible strategic alliances.

     During the next ten months, the financial advisor held discussions with various potential strategic partners but did not receive any indications of interest in an alliance with FSF.

     In April 2003, the FSF board terminated its relationship with that financial advisor and on May 13, 2003, engaged Keefe, Bruyette and Woods to assist it in exploring its strategic alternatives. During May and June 2003, KBW prepared a confidential memorandum regarding FSF and compiled a list of potential parties who would be contacted to determine if they had any interest in a possible alliance with FSF.

         KBW contacted a total of 42 institutions of which 23 companies executed a confidentiality agreement and received a copy of the confidential memorandum. In July 2003, one party submitted an indication of interest for a mixture of stock and cash as consideration. After reviewing the various terms of the proposal, the board ultimately determined that it was inadequate and no further discussions were held. In December 2003 and January 2004, KBW held discussions with a large financial services company that ultimately opted not to submit any indication of interest.

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
     MidCountry was contacted by KBW in January 2004 and, upon execution of a confidentiality agreement, received a copy of the confidential memorandum. Executive management of the two companies met in February 2004 to discuss a potential strategic alliance. MidCountry submitted an indication of interest on March 16, 2004 which called for a mixture of stock and cash. After reviewing this proposal, the FSF board directed KBW to go back to MidCountry to request an all-cash proposal. On March 31, 2004, MidCountry submitted a revised indication of interest in pursuing an all-cash transaction at $35.00. This was nonbinding and subject to due diligence and other matters.

     The FSF board met on April 5, 2004 to review this revised indication of interest and at that meeting approved permitting MidCountry to conduct due diligence. MidCountry conducted due diligence on FSF on April 13-15, 2004 and representatives of FSF, together with legal counsel, traveled to Macon, Georgia on April 18, 2004 to perform due diligence on MidCountry.

     The terms of the definitive agreement were negotiated from late April, 2004 through May 14, 2004 at which time the FSF board met to review the final version of the merger agreement. Legal counsel and representatives of KBW were present at this meeting as well. Counsel discussed with the board the final terms of the merger agreement and KBW presented to the board its opinion that the merger consideration was fair from a financial point of view. The merger agreement was approved by the FSF board on May 14, 2004 and the merger agreement was executed that day by the parties.

RECOMMENDATION OF THE FSF BOARD OF DIRECTORS AND REASONS FOR THE MERGER

     The FSF board has unanimously approved the merger agreement and unanimously recommends that FSF shareholders vote "FOR" approval and adoption of the merger agreement.

     The FSF board has determined that the merger is fair to, and in the best interests of, FSF and its shareholders. In approving the merger agreement, the FSF board consulted with KBW with respect to the financial aspects and fairness of the merger from a financial point of view and with its legal counsel as to its legal duties and the terms of the merger agreement. In arriving at its determination, the FSF board also considered a number of factors, including the following:

     o The board's familiarity with and review of information concerning the business, results of operations, financial condition, competitive position and future prospects of FSF;

     o The current and prospective environment in which FSF operates, including national, regional and local economic conditions, the competitive environment for banks and other financial institutions generally and the increased regulatory burdens on financial institutions generally and the trend toward consolidation in the banking industry and in the financial services industry;

     o The financial presentation of KBW and the opinion of KBW that, as of the date of such opinion, the merger consideration of $35.00 in cash per share was fair, from a financial point of view, to the holders of FSF common stock (see " -- Opinion of Keefe, Bruyette & Woods, Inc.," on page __);

     o The historical market prices of the FSF common stock and the fact that the per share merger consideration represented a 16% premium over the average per share closing prices of the FSF common stock during the 19-week period immediately preceding the merger announcement (see "Market for Common Stock and Dividends" on page __);

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

     o Results that could be expected to be obtained by FSF if it continued to operate independently, and the likely benefits to shareholders of such course, as compared with the value of the merger consideration being offered by MidCountry;

     o The fact that the consideration to be received in the merger is cash, thus eliminating any uncertainty in valuing the merger consideration to be received by FSF shareholders, and that this consideration would result in a fully-taxable transaction to FSF shareholders;

     o KBW's assessment that it currently was unlikely that another acquiror had both the willingness and the financial capability to offer to acquire FSF at a price which was higher than that being offered by MidCountry;

     o The terms and conditions of the merger agreement, including the parties' respective representations, warranties, covenants and other agreements, the conditions to closing, a provision which permits FSF's board of directors, in the exercise of its fiduciary duties, under certain conditions, to furnish information to, or engage in negotiations with, a third party which has submitted an unsolicited proposal to acquire FSF and a provision providing for FSF's payment of a termination fee to MidCountry if the merger agreement is terminated under certain conditions;

     o The effects of the merger on FSF's depositors and customers and the communities served by FSF which was deemed to be favorable given that they would be served by a geographically diversified organization which had greater resources than FSF; and

     o The effects of the merger on FSF's employees, including the prospects for employment with a large, growing organization such as MidCountry and the severance and other benefits agreed to be provided by MidCountry to employees whose employment was terminated in connection with the merger.

     The discussion and factors considered by the FSF board is not intended to be exhaustive, but includes all material factors considered. In approving the merger agreement, the FSF board did not assign any specific or relative weights to any of the foregoing factors and individual directors may have weighted factors differently.

OPINION OF KEEFE, BRUYETTE & WOODS, INC.

     On May 13, 2003, KBW was retained by FSF to evaluate FSF's strategic alternatives as part of a shareholder enhancement program and to evaluate any specific proposals that might be received regarding an acquisition of FSF. KBW, as part of its investment banking business, is regularly engaged in the evaluation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, and distributions of listed and unlisted securities. KBW is familiar with the market for common stocks of publicly traded banks, thrifts and bank and thrift holding companies. The FSF Board selected KBW on the basis of the firm's reputation and its experience and expertise in transactions similar to the merger.

     Pursuant to its engagement, KBW was asked to render an opinion as to the fairness, from a financial point of view, of the merger consideration to shareholders of FSF. KBW delivered its opinion to the FSF Board that, as of May 14, 2004, the merger consideration was fair, from a financial point of view, to the shareholders of FSF. No limitations were imposed by the FSF Board upon KBW with respect to the investigations made or procedures followed by it in rendering its opinion. KBW has consented to the inclusion herein of the summary of its opinion to the FSF Board and to the reference to the entire opinion attached hereto as Appendix B.

     THE FULL TEXT OF THE OPINION OF KBW, WHICH IS ATTACHED AS APPENDIX B TO THIS PROXY STATEMENT, SETS FORTH CERTAIN ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN BY KBW, AND SHOULD BE READ IN ITS ENTIRETY. THE SUMMARY OF THE OPINION OF KBW SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE OPINION.

     In rendering its opinion, KBW (i) reviewed the merger agreement, (ii) reviewed FSF's annual reports, proxy statements and Forms 10-K for the prior three fiscal years of September 30, 2003, 2002 and 2001 and Forms 10-Q for the quarters ended December 31, 2003 and March 31, 2004 and certain other internal financial analysis considered relevant, (iii) discussed with senior management of FSF the current position and prospective outlook for FSF, (iv) discussed with senior management of MidCountry their operations, financial performance and future plans and prospects, (v) considered historical quotations, levels of activity and prices of recorded transactions in FSF's common stock, (vi) reviewed financial and stock market data of other thrifts in a comparable asset range to FSF, (vii) reviewed MidCountry's audited financial statements for the fiscal year ended September 30, 2003 and unaudited financial statements as of December 31, 2003, (viii) reviewed certain recent business combinations with thrifts as the acquired company, which KBW deemed comparable in whole or in part, (ix) performed other analyses which KBW considered appropriate.

     SUMMARY OF MARKETING EFFORTS. In rendering its opinion, KBW considered the results of the strategic marketing efforts of FSF by KBW and the process previously undertaken by FSF to find a strategic partner. During the marketing of the institution, the following steps were taken by KBW to find a strategic partner for FSF:

     o 42 financial institutions were contacted regarding a potential strategic partnership with FSF;
     o 23 financial institutions executed confidentiality agreements and received a confidential investor memorandum; and
     o 2 financial institutions submitted a non-binding indication of interest for FSF.

     The following are the reasons why the potential strategic partners identified by KBW did not affect a strategic partnership with FSF:

     o 9 institutions declined the strategic opportunity without citing specific reasons;
     o 6 institutions declined the strategic opportunity because of the FSF market area;
     o 3 institutions declined the opportunity because they were in the process of pursuing other strategic opportunities;
     o 3 institutions declined the strategic opportunity because FSF did not meet its size criteria;
     o 1 institution submitted a non-binding indication of interest that did not ultimately translate into the execution of a definitive agreement for reasons described in the "Background of the Merger" section of the Proxy Statement.

     The marketing effort of FSF demonstrated that an extensive fiduciary process in finding a potential strategic partner was undertaken and that the marketing process had, in the opinion of KBW, served as an appropriate market test to determine the change of control valuation for FSF. While no assurance can be given that all potential strategic partners were identified and contacted during the marketing process, the results of the extensive marketing effort indicated that, as of the date of the opinion, the consideration received by FSF in the merger was fair from a financial point of view.

     ANALYSIS OF RECENT COMPARABLE ACQUISITION TRANSACTIONS. In rendering its opinion, KBW analyzed pending acquisitions of thrift institutions, including those transactions deemed comparable to the merger. KBW compared the acquisition price relative to four industry-accepted ratios: deal to book value, deal price to tangible book value, deal price to last twelve months' earnings, and premium to core deposits. Therefore, the analysis included a comparison of the median, high and low of the above ratios for pending and completed acquisitions, based on the following comparable group:
(1) all institutions in the comparable group were thrift institutions; (2) all transactions in the comparable group were either announced or completed in after January 1, 2003; and (3) all selling institutions in the peer group had an asset size between $200 and $900 million. As a result of these transaction criteria, the following selling bank institutions were used in analyzing comparable transactions:

ACQUIRING INSTITUTION:                              SELLING INSTITUTION:
---------------------                               -------------------

First Community Corp.                               DutchFork Bancshares, Inc.
WesBanco Inc.                                       Western Ohio Financial Corp
Provident Bancorp Inc.                              Warwick Community Bancorp
SouthTrust Corp.                                    FloridaFirst Bancorp, Inc.
MB Financial Inc.                                   First SecurityFed Financial
First Commonwealth Financial                        GA Financial Inc.
FirstBank NW Corp.                                  Oregon Trail Financial Corp.
Northwest Bancorp (MHC)                             First Bell Bancorp
Washington Federal, Inc.                            United S&L Bank
UnionBanCal Corp.                                   Monterey Bay Bancorp, Inc.
IBERIABANK Corp.                                    Acadiana Bancshares, Inc.
Boston Bank of Commerce                             Family Savings Bank, FSB
First Niagara Financial Group                       Finger Lakes Bancorp, Inc.

     No company or transaction used as a comparison in this analysis is identical to FSF, MidCountry, or the merger. Accordingly, an analysis of the results of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the companies to which they are being compared.

     The information in the following table summarizes the material information analyzed by KBW with respect to the merger. The summary does not purport to be a complete description of the analysis performed by KBW in rendering its opinion. Selecting portions of KBW's analysis or isolating certain aspects of the comparable transactions without considering all analyses and factors could create an incomplete or potentially misleading view of the evaluation process.

                                         ------------------     -------------------     ----------------      ---------------
                                                                     Price to            Price to last             Core
                                              Price to               Tangible              12 months              Deposit
                                           Book Ratio (%)         Book Ratio (%)          earnings (x)          Premium (%)
                                         ------------------     -------------------     ----------------      ---------------

-----------------------------------------------------------------------------------------------------------------------------
Low Value                                      111.5                   111.6                 10.9x                  4.0
Medium Value                                   157.0                   158.9                 19.2x                 14.4
High Value                                     198.4                   205.0                 25.0x                 30.3
-----------------------------------------------------------------------------------------------------------------------------

                                         ------------------     -------------------     ----------------      ---------------
                                                                     Price to            Price to last             Core
                                              Price to               Tangible              12 months              Deposit
                                           Book Ratio (%)         Book Ratio (%)          earnings (x)          Premium (%)
                                         ------------------     -------------------     ----------------      ---------------

-----------------------------------------------------------------------------------------------------------------------------
$35.00 MidCountry Offer                        164.4                   181.0                  14.7                 16.5
-----------------------------------------------------------------------------------------------------------------------------

         DISCOUNTED DIVIDEND ANALYSIS. KBW performed a discounted dividend analysis to estimate a range of present values per share of FSF common stock. This range was determined by adding (1) the present value, which is a representation of the current value of a sum that is to be received some time in the future, of the estimated future dividends that FSF could generate through Year 5 of their current business plan (as provided to KBW) and (2) the present value of the terminal value, which is a representation of the ongoing value of an entity at a specified time in the future of FSF common stock.

         In calculating estimated future dividends, KBW assumed a constant cash dividend payout of approximately 54% of estimated future earnings, which is consistent with FSF's current cash dividend payout ratio. In calculating a terminal value of FSF common stock, KBW applied a range of price to earnings multiples of 12.0x - 16.0x to year 5 forecasted earnings. The terminal valuation of 12.0x - 16.0x forecasted year five earnings was initially based upon FSF's average price to earnings ratio of 11.8x trailing earnings during the 1999 - 2004 period through May 12, 2004. KBW then extended the potential range upwards to 16.0x forecasted year five earnings to evaluate a potential valuation increase. In performing this analysis, KBW relied on FSF management guidance for potential future earnings. The combined dividend stream and terminal value were then discounted back to arrive at a present value. KBW used a discount range of 9.3% to 13.3% in terms of the cost of FSF's equity capital. This range was based off an 11.3% discount rate as provided by Ibbotsons Associates, Inc. for a composite of small capitalization financial institutions. Ibbotsons Associates, Inc. is a recognized authority on cost of capital analysis and derives discount rates for various industries based on industry type, size and liquidity. The results of KBW's analysis are set forth in the following table:

                             12.0x                13.0x               14.0x                15.0x               16.0x
                       ------------------  ------------------- -------------------  ------------------- -------------------
           12.3%             $26.22              $27.93              $29.64               $31.34              $33.05
           11.8%             $26.73              $28.48              $30.22               $31.97              $33.72
           11.3%             $27.25              $29.04              $30.83               $32.61              $34.40
           10.8%             $27.79              $29.62              $31.45               $33.27              $35.10
           10.3%             $28.34              $30.21              $32.08               $33.95              $35.82

     Based on the above analyses, KBW concluded that the consideration was fair, from a financial point of view, to shareholders. This summary does not purport to be a complete description of the analysis performed by KBW and should not be construed independent of the other information considered by KBW in rendering its opinion. Selecting portions of KBW's analysis or isolating certain aspects of the comparable transactions without considering all analysis and factors, could create an incomplete or potentially misleading view of the evaluation process.

     In rendering its opinion, KBW assumed and relied upon the accuracy and completeness of the financial information provided to it by FSF and MidCountry. In its review, with the consent of the FSF Board, KBW did not undertake any independent verification of the information provided to it, nor did it make any independent appraisal or evaluation of the assets or liabilities and potential or contingent liabilities of FSF or MidCountry.

     The fairness opinion of KBW is limited to the fairness as of its date, from a financial point of view, of the consideration to be paid in the merger and does not address the underlying business decision to effect the merger (or alternatives thereto) nor does it constitute a recommendation to any stockholder of FSF as to how such stockholder should vote with respect to the merger.

     Furthermore, KBW expresses no opinion as to the price or trading range at which shares of the pro forma entity will trade following the consummation of the merger.

     KBW is a nationally recognized investment banking firm and is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, secondary distributions of listed and unlisted securities and private placements.

     In preparing its analysis, KBW made numerous assumptions with respect to industry performance, business and economic conditions and other matters, many of which are beyond the control of KBW and FSF. The analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses and do not purport to be appraisals or reflect the prices at which a business may be sold.

     KBW will receive a fee of $867,000 (1.0% of the announced deal value) for services rendered in connection with advising and issuing a fairness opinion regarding the merger. As of the date of the proxy statement, KBW has received $50,000 of such fee, the remainder of the fee is due upon closing of the merger.

TREATMENT OF STOCK OPTIONS AND RESTRICTED STOCK

     Immediately prior to the effective time of the merger, each outstanding and unexercised option to purchase shares of FSF common stock issued under the FSF stock option plans, whether or not then vested and exercisable, will be terminated. Each holder will be entitled to receive in consideration for the termination of such option a cash payment from FSF at the closing in an amount equal to the difference between the merger consideration and the per share exercise price of the option, multiplied by the number of shares covered by the option, less any required tax withholdings.

     Immediately prior to the effective time of the merger, each unvested restricted share of FSF common stock granted under the FSF restricted stock plan which is outstanding immediately prior to the effective time of the merger shall become fully vested and, at the effective time, will be converted into the merger consideration.

SURRENDER OF STOCK CERTIFICATES; PAYMENT FOR SHARES

     MidCountry and FSF have agreed to appoint ______________, as exchange agent for the benefit of the holders of shares of FSF common stock in connection with the merger. At or prior to the effective time of the merger, MidCountry will deliver to the exchange agent an amount of cash equal to the aggregate merger consideration.

     No later than five days after the effective time of the merger, MidCountry shall cause the exchange agent to mail to each holder of record of shares of FSF common stock a letter of transmittal disclosing the procedure for exchanging certificates representing shares of FSF common stock for the merger consideration. After the effective time, each holder of a certificate representing shares of issued and outstanding FSF common stock (except for shares held by holders who have perfected dissenters' rights of appraisal and certain shares held by FSF or MidCountry) will, upon surrender to the exchange agent of a certificate for exchange together with a properly completed letter of transmittal, be entitled to receive the per share merger consideration in cash, without interest, multiplied by the number of shares of FSF common stock represented by the certificate and the certificate so surrendered will be cancelled. No interest will be paid or accrued on the merger consideration upon the surrender of any certificate for the benefit of the holder of the certificate.

     Any portion of cash delivered to the exchange agent by MidCountry that remains unclaimed by the former shareholders of FSF for six months after the effective time will be delivered to MidCountry. Any shareholders of FSF who have not exchanged their certificates as of that date may look only to MidCountry for payment of the merger consideration. However, neither MidCountry nor any other entity or person shall be liable to any holder of shares of FSF common stock for any consideration paid to a public official in accordance with applicable abandoned property, escheat or similar laws.

         YOU SHOULD NOT SUBMIT SHARE CERTIFICATES FOR FSF COMMON STOCK UNTIL YOU HAVE RECEIVED WRITTEN INSTRUCTIONS TO DO SO.

FINANCING THE TRANSACTION

         Based on 2,348,034 shares of FSF common stock currently outstanding, the aggregate amount of consideration to be paid to FSF's shareholders will be approximately $82.2 million. This amount would increase by an additional $8.8 million if all options to purchase 251,751 shares of FSF common stock which are currently outstanding were exercised prior to the effective time of the merger. MidCountry has represented and warranted in the merger agreement that it will take all necessary actions to raise whatever kind and amount of additional capital is required to consummate the merger. In accordance with the merger agreement, MidCountry has agreed it will complete the financing on or before December 31, 2004.

BOARD OF DIRECTORS' COVENANT TO RECOMMEND THE MERGER AGREEMENT

     The board of directors of FSF unanimously recommends that the FSF shareholders vote FOR the approval and adoption of the merger agreement. The board of directors believes that the terms of the merger are fair to, and in these best interests of, the shareholders of FSF.

NO SOLICITATION

     FSF and any of its subsidiaries or any of their respective directors, officers, employees, agents or representatives shall not solicit or initiate any proposals or offers from any person, or discuss or negotiate with any person or entity, for any acquisition or purchase of all or a substantial portion of the assets of, or a substantial equity interest in, FSF or any of its subsidiaries or any business combination with FSF or any of its subsidiaries. FSF may enter into discussions regarding any of these transactions if any person or entity makes an unsolicited proposal and the FSF board of directors determines, after consultation with its legal counsel, it must commence discussions as required by the good faith exercise of its fiduciary duties to the FSF shareholders. FSF is required to immediately notify MidCountry if any such proposal or inquiry is received.

     In the event FSF receives a superior proposal, FSF shall immediately notify MidCountry of the terms of such proposal and shall give MidCountry three calendar days in which to consider any proposed changes to the merger consideration, prior to FSF taking any action with respect to such superior proposal.

CONDITIONS TO THE MERGER

     Completion of the merger depends on the satisfaction or waiver of a number of conditions, including the following:

     o The representations and warranties of each of MidCountry and FSF in the merger agreement that are qualified as to materiality or knowledge must be true and correct and any such representations and warranties that are not so qualified must be true and correct in all material respects, in each case as of the date of the merger agreement and as of the closing date of the merger;

     o Shareholders of FSF must approve the merger agreement in accordance with applicable law and all other corporate proceedings required to have been taken shall have been done;

     o MidCountry and FSF must receive all required regulatory approvals to complete the transactions contemplated by the merger agreement and any required waiting periods shall have passed;

     o    Neither  party  shall be subject to any  order,  decree or  injunction
          which  enjoins  or  prohibits  the  completion  of  the   transactions
          contemplated by the merger agreement;

     o MidCountry and FSF must have performed in all material respects their respective obligations required to be performed under the merger agreement at or prior to the closing of the merger;

     o Certain payments have been made to grantor trusts in connection with the termination of various benefit plans;

     o Certain executive officers of FSF have entered into new employment and consulting agreements with MidCountry;

     o The receipt by FSF of a certificate from the escrow agent to the effect that an amount equal to aggregate merger consideration has been deposited with it; and

     o    the receipt of various closing certificates and legal opinions.

     Unless prohibited by law, either MidCountry or FSF could elect to waive any of the conditions for its benefit that have not been satisfied and complete the merger anyway. The parties cannot be certain whether or when any of the conditions to the merger will be satisfied or waived where permissible, or that the merger will be completed.

REPRESENTATIONS AND WARRANTIES OF FSF AND MIDCOUNTRY

     FSF,   MidCountry   and   MidCountry   Interim  Corp.  II  each  have  made
representations and warranties to the other with respect to (among other things):

     o    capital structure;
     o    corporate organization, standing and authority;
     o corporate authority and power to enter into the merger agreement and to complete the transactions contemplated by the merger agreement;
     o    organization, standing and authority of their subsidiaries;
     o    undisclosed liabilities and material changes;
     o    regulatory approvals;
     o    absence of any conflicts between the terms of the merger agreement and
          their  respective  governing  documents,   applicable  law  and  their
          respective material contracts;
     o    minute books;
     o    insurance of deposit accounts;
     o    accuracy of information regarding it included in this proxy statement;
     o    allowance for loan losses;
     o    pending or threatened legal proceedings; and
     o    regulatory reports and records.

     FSF has also made additional representations and warranties to MidCountry with respect to:

     o    ownership of subsidiaries;
     o    securities filings;
     o    title to properties;
     o    environmental matters;
     o    loans;
     o    tax matters;
     o    employees, compensation and benefits;
     o    certain contracts;
     o    brokers and finders;
     o    repurchase agreements and derivatives;
     o    related party transactions;
     o    state takeover laws; and
     o    labor relations.

     In addition, MidCountry has represented and warranted in the merger agreement that it will take all necessary actions to raise whatever kind and amount of additional capital is required to consummate the merger.

CONDUCT PENDING THE MERGER

     The merger agreement contains covenants of FSF and MidCountry pending the completion of the merger, including covenants regarding the conduct of FSF's business. These covenants are briefly described below.

     FSF has agreed that it will, and will cause its subsidiaries to, conduct its business in the ordinary course in substantially the same manner as previously conducted. FSF has agreed to give MidCountry and its representatives reasonable access to its facilities during normal business hours. FSF has further agreed that, except as expressly contemplated or permitted by the merger agreement, prior to the effective time of the merger, it will not, and will not permit any of its subsidiaries to, do any of the following without the prior written consent of MidCountry:

     o    Form or acquire any new subsidiary;

     o    Engage in any new activity or expand any existing activities;

     o Issue any additional shares of its capital stock, except upon the exercise of options;

     o Declare or pay any additional dividend or distribution on any shares of FSF capital stock other than the regularly scheduled quarterly dividends of $0.35 per share;

     o Issue, grant or authorize any additional options or rights or effect any recapitalization, reclassification, stock dividend, stock split or similar change in capitalization;

     o    Amend its governing documents;

     o Impose or permit a lien or similar encumbrance or any shares of stock held by it in any FSF subsidiary;

     o Merge with or acquire control of any other entity or liquidate or sell any of its assets other than in the ordinary course of business;

     o Fail to comply in any material respect with any laws or regulations applicable to it;

     o Except as previously disclosed, pay or increase any bonuses, salaries or other compensation to any directors, officers or employees except in the ordinary course of business or in accordance with existing compensation plans;

     o Except as required by law, adopt, substantially modify, terminate or increase benefits under any FSF employee benefit plan;

     o Enter into any material contract not in the ordinary course of business;

     o Make any material change to its lending, investment or asset liability management policies;

     o Change its methods of accounting except as may be required by generally accepted accounting principles;

     o Make any capital investment exceeding $100,000 or aggregate capital investments in excess of $500,000;

     o Agree to borrow money other than deposits or advances from the Federal Home Loan Bank of Des Moines or Federal Reserve Bank other than in the ordinary course;

     o Take any action which would or could reasonably be expected to cause the merger not to constitute a reorganization under the Internal Revenue Code or result in the inaccuracy of any representation;

     o Dispose of any material assets other than in the ordinary course of business; or

     o    Agree to do any of the foregoing.

     The merger agreement also contains covenants relating to, among other things:

     o The preparation and distribution of the proxy statement to be sent to shareholders of FSF in connection with the solicitation of their approval and adoption of the merger agreement;

     o The preparation and filing of all required regulatory applications and notices;

     o    The provision by MidCountry of certain employee benefits;

     o The delivery by the parties to each other of financial statements and reports filed by them with regulatory authorities;

     o    MidCountry's   access   to   information   concerning   FSF   and  the
          confidentiality of the information;

     o    The termination of the FSF ESOP;

     o    The accrual of merger-related expenses prior to the closing date;

     o    Possible   adjustment  to  FSF's   financial  or  accounting   records
          immediately prior to the effective time of the merger to conform to those of MidCountry including adjustments to its loan loss reserves;

     o    Publicity regarding the transaction;

     o    Continued director and officer liability coverage and indemnification;
          and

     o    The formation of an advisory board.

     MidCountry has also agreed in the merger agreement that it will take all necessary actions to raise the additional capital necessary to consummate the merger and that such financing will be completed on or before December 31, 2004.

EXTENSION, WAIVER AND AMENDMENT OF THE MERGER AGREEMENT

     At any time prior to the effective time of the merger (and whether before or after approval of the merger by FSF's shareholders), MidCountry and FSF may, to the extent permitted by law:

     o Extend the time for performance of any of the obligations of the other party under the merger agreement;

     o Waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered pursuant to the merger agreement;

     o Waive compliance with, or modify or supplement any agreements or conditions contained in the merger agreement; or

     o    Amend any provision of the merger agreement.

     However, after the approval of the merger by the shareholders of FSF, MidCountry and FSF may not, without further approval of the shareholders of FSF, extend, waive or amend any provision of the merger agreement which reduces or changes the form of the merger consideration.

TERMINATION OF THE MERGER AGREEMENT

     The merger agreement may be terminated at any time (even after approval of the merger by the FSF shareholders) as follows:

     o    By mutual written consent of the parties;

     o By MidCountry or FSF if the other party materially breaches any of its representations, warranties, covenants or agreements under the merger agreement or in the event of an inaccuracy of a representation or warranty of the other party which inaccuracy would provide the terminating party with the ability to refuse to consummate the merger under the standards set forth in the merger agreement, provided that the terminating party is not then in breach of the merger agreement;

     o By MidCountry or FSF if any of the conditions precedent to the obligations of the other party to complete the merger cannot be satisfied or fulfilled prior to the closing date and the party giving the notice is not in material breach of any of its representations, warranties, covenants or undertakings;

     o    By MidCountry or FSF if any of the applications for prior approval are
          denied   and  the  time   period  for   appeals   and   requests   for
          reconsideration has expired;

     o By MidCountry or FSF if the shareholders of FSF do not approve the merger agreement at a duly held meeting;

     o By MidCountry or FSF if the merger is not completed by March 31, 2005 and the party giving the notice is not in material breach of any of its representations, warranties, covenants or undertakings;

     o By MidCountry if FSF enters into an agreement to be acquired by, or merge or combine with, a third party in connection with a superior proposal; or

     o By FSF if it receives a superior proposal that it determines in good faith and after consultation with counsel, its fiduciary duties require that such superior proposal be accepted, after compliance with the provisions set forth in the merger agreement.

TERMINATION FEE AND EXPENSES

     MidCountry must raise additional capital in order to complete a merger. If the merger agreement is terminated due to MidCountry's failure to satisfy its covenant to complete its capital raising by December 31, 2004, MidCountry would be obligated to pay FSF a termination fee in the amount of $1,700,000.

     FSF will be obligated to pay MidCountry a fee of $1,700,000 if:

     o MidCountry terminates the merger agreement as a result of FSF having entered into an agreement to be acquired by, or merge or combine with, a third party in connection with a superior proposal; or

     o FSF terminates the merger agreement if, as a result of a superior proposal, the Board of Directors of FSF determines, in good faith and in consultation with counsel, that its fiduciary duties require that such superior proposal be accepted; or

     o Either party terminates the merger agreement as a result of the shareholders of FSF not having approved the merger agreement at a duly held meeting of the shareholders of FSF, and before the date of the FSF shareholders' meeting, a superior proposal shall have been publicly announced, and if within 12 months of the date of such termination of the merger agreement, FSF or any of its subsidiaries executes any definitive agreement with respect to, or consummates, any superior proposal.

     Concurrent with the execution of the merger agreement, each party deposited $1,700,000 with a third party escrow agent. Such funds would be used to make any required payment of a termination fee in the circumstances described above.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     When you are considering the recommendation of FSF's board of directors with respect to approving the merger agreement and the merger, you should be aware that FSF directors and executive officers have interests in the merger as individuals which are in addition to, or different from, their interests as shareholders of FSF. The FSF board of directors was aware of these factors and considered them, among other matters, in approving the merger agreement and the merger. These interests are described below.

     EMPLOYMENT AGREEMENTS. Under the merger agreement, MidCountry agreed to honor various contractual obligations which have been entered into by FSF and or its subsidiaries and some of their executive officers, including three employment agreements between Messrs. Glas, Loban and Burgart. Pursuant to the terms of their respective employment agreements, each of these officers will be entitled to receive a change in control severance payment resulting from their termination of employment with First Federal following the merger. Such payments are estimated to be $1,540,000, $1,360,000 and $800,000, respectively, assuming the merger is completed in 2004. Such payment will be reduced if necessary to comply with limitations under Section 280G of the Code. In connection with the receipt of their payments, each officer will enter into a termination and release agreement with FSF.

     EMPLOYMENT AND CONSULTING AGREEMENTS. Upon consummation of the merger, Messrs. Glas, Loban and Burgart will enter into employment and consulting agreements with MidCountry.

     DONALD A. GLAS. Mr. Glas's new employment and consulting agreement has a term of 36 months. Mr. Glas will remain as Senior Executive Officer of First Federal for 90 days from the closing date of the merger at a prorated salary of $277,200 per annum. The 90 day transition period may be extended for an additional 90 day period upon not less than 30 days notice before the end of the transition period. At the end of the 90 day transition period and ending three years from the closing date of the merger, Mr. Glas will serve as a consultant to MidCountry Bank at a fee of $40,000 per year.

     During the term of the new employment and consulting agreement, Mr. Glas and his spouse may participate in the group medical insurance plan of MidCountry Bank. The new employment and consulting agreement has a non-competition and non-solicitation provision for the term of the agreement. Mr. Glas will receive $442,000 payable on the closing date of the merger.

     If MidCountry Bank terminates Mr. Glas without cause (as defined in the employment and consulting agreement) or if Mr. Glas terminates his employment for Good Reason (as defined in the employment and consulting agreement) or upon the death or disability of Mr. Glas with not less than 120 days prior notice, Mr. Glas shall be entitled to his base salary and any employee benefits through the date of termination, accrued and unused vacation pay, the non-competition and non-solicitation payment of $442,000, and the remaining payment of the prorated base salary of $277,200.

     GEORGE B. LOBAN. Mr. Loban's new employment and consulting agreement with MidCountry is substantially the same as Mr. Glas's agreement with MidCountry with the exception that Mr. Loban's non- competition and non-solicitation payment will be $50,000.

     RICHARD H. BURGART. Mr. Burgart's new employment and consulting agreement with MidCountry is substantially the same as Mr. Glas's agreement with MidCountry with the following exceptions:

     o    Mr. Burgart's base salary will be $194,256.

     o Mr. Burgart's non-competition and non-solicitation payment will be $282,000.

     SALARY CONTINUATION AGREEMENTS. First Federal maintains an insured executive salary continuation plan which will be terminated effective as of the merger. Pursuant to the terms of the merger agreement, by the closing of the merger, First Federal must establish one or more grantor trusts and deposit assets into such trusts in an amount equal to the amount earned and nonforfeitable by each of Messrs. Glas, Loban and Burgart as of the closing of the merger.

     The benefits payable to each such participant by First Federal upon termination of the plan as of the closing date are estimated as follows:

       NAME                                      PAYMENT

       George B. Loban                           $330,000
       Donald A. Glas                            $330,000
       Richard H. Burgart                        $180,000

     STOCK OPTION PLAN AND RESTRICTED STOCK PLAN. The merger agreement provides that immediately prior to the effective time of the merger, each outstanding and unexercised option to acquire shares of FSF common stock will be terminated and the holder thereof will be entitled to receive a cash payment therefor from FSF at closing in an amount equal to the difference between the per share merger consideration and the per share exercise price of the option multiplied by the number of shares covered by the option, less any applicable tax withholdings. Immediately prior to the effective time of the merger, each unvested share of restricted stock will vest and at the effective time, will be converted into the merger consideration. See " -- Treatment of Stock Options and Restricted Stock" on page __.

     The following table sets forth the number of options, including unvested options which were held by the directors and executive officers of FSF as of the date of this proxy statement as well as the payments that will be received in cancellation of such options (assuming such options are not exercised prior to the effective date of the merger) before deducting any applicable withholding taxes.
                                                           PAYMENT AT
                                                          COMPLETION OF
                                                            MERGER ON
                                  NUMBER OF               CANCELLATION
NAME                            STOCK OPTIONS              OF OPTIONS
----                            -------------             -------------

Richard H. Burgart                 35,493                 $  582,162
Roger R. Stearns                    5,750                 $  104,481
James J. Caturia                    7,775                 $  156,118
Jerome R. Dempsey                   5,750                 $  104,481
Donald A. Glas                     62,286                 $1,085,469
Sever B. Knutson                    5,750                 $  104,481
George B. Loban                    76,747                 $1,454,224

TOTAL                             199,551                 $3,591,418


     EMPLOYEE STOCK OWNERSHIP PLAN. Pursuant to the terms of the First Federal Employee Stock Ownership Plan, or ESOP, in the event of a "change in control," which is defined in the ESOP in a manner which would include the merger, the ESOP will be terminated and any unvested benefits thereunder shall vest immediately. As soon as practicable after the effective time of the merger, the account balances in the ESOP shall be distributed to participants and beneficiaries in accordance with applicable law and the ESOP. In connection with the termination of the ESOP, prior to any final distribution to participants, any unallocated amounts in the ESOP will be allocated to the accounts of participating FSF employees in accordance with applicable law and the ESOP. As of January 1, 2004, the ESOP held 7,643 unallocated shares of FSF common stock in the suspense account and the loan from FSF to the ESOP was completely repaid.

     INDEMNIFICATION AND INSURANCE. The merger agreement provides that after the effective time, MidCountry shall indemnify and hold harmless each present and former director, officer and employee of FSF and subsidiaries for all actions or omissions taken by them prior to the effective time of the merger to the same extent as the indemnification provided by the articles of incorporation and bylaws of FSF as of the date of execution of the merger agreement.

     In addition, the merger agreement provides that MidCountry will purchase directors' and officers' liability insurance coverage to provide FSF's directors and officers with coverage for three years following the effective time of the merger, substantially the same as the existing coverage under the directors' and officers' liability insurance coverage currently maintained by FSF.

     ADVISORY BOARD. As of the effective time of the merger, MidCountry shall appoint Donald A. Glas, George B. Loban and Richard H. Burgart to an Advisory Board of MidCountry Bank for a term of at least three years.

     Other than as set forth above, no director or executive officer of FSF has any direct or indirect material interest in the merger, except insofar as ownership of FSF common stock might be deemed such an interest.

EMPLOYEE BENEFITS MATTERS

     The merger agreement contains agreements of the parties with respect to various employee matters, which are briefly described below.

     PARTICIPATION IN MIDCOUNTRY'S EMPLOYEE BENEFIT PLANS. As soon as practicable after the merger, MidCountry will determine whether to terminate or maintain separately the existing employee benefit plans of FSF (other than the ESOP which will be terminated). First Federal employees who continue as employees of MidCountry Bank will be entitled to participate in all MidCountry employee benefit plans as of the first entry date on or after the effective time.

     MidCountry will cause the applicable benefits plans of MidCountry or its affiliates:

     o Not to treat any employee of FSF or its subsidiaries as a "new" employee for purposes of exclusion from any benefit plan for a pre-existing medical condition;

     o To treat service rendered to FSF or any of its subsidiaries as service rendered to MidCountry for purposes of eligibility to participate, vesting and for other appropriate benefits, including applicability of minimum waiting periods for participation, but not for benefit accrual; and

     o Give credit for accrued but unused sick time as of the effective time up to a maximum of 90 days.

     OUTSTANDING FSF AGREEMENTS. Following the merger, MidCountry and its affiliates will honor, in accordance with their terms, all written employment, benefits, options and other compensation agreements disclosed by FSF to MidCountry.

MERGER REGULATORY APPROVALS AND NOTICES

     Completion of the merger is subject to the prior receipt of the approval the Office of Thrift Supervision. Pursuant to the merger agreement, FSF will merge with and into MidCountry Interim Corp. II. In addition, the parties currently intend to merge Bayside Bank with and into First Federal. The foregoing mergers are subject to the prior approval of the Office of Thrift Supervision under the Home Owners' Loan Act and the Bank Merger Act. MidCountry has filed all required applications with the Office of Thrift Supervision to obtain prior approval for the mergers. In reviewing applications under the Home Owners' Loan Act and the Bank Merger Act, the Office of Thrift Supervision considers:

     o the financial and managerial resources and future prospects of the merging and resulting institutions;

     o the effectiveness of both institutions in combating money laundering activities; and

     o    the convenience and needs of the community served.

The Office of Thrift Supervision may not approve a transaction:

     o that would result in a monopoly or would be in furtherance of any combination, conspiracy or attempt to monopolize the business of banking in any part of the United States; or

     o if its effect in any section of the United States may be to substantially lessen competition, or tend to create a monopoly, or which in any other manner would be in restraint of trade, unless the probable effects of the transaction in meeting the convenience and needs of the community clearly outweigh the anti-competitive effects of the transaction.

     Under the Community Reinvestment Act of 1977, as amended, the Office of Thrift Supervision must also take into account the record of performance of each of the merging banks in meeting the credit needs of the entire community, including low and moderate income neighborhoods served by each institution. The regulations of the Office of Thrift Supervision also require the publication of notice and the opportunity for public comments relating to the application for approval. The Office of Thrift Supervision may hold formal or informal meetings, if deemed appropriate, to consider these comments. Any such comments or meetings could prolong the period during which the application is subject to review by the Office of Thrift Supervision.

     Any transaction approved by the Office of Thrift Supervision may not be completed until 30 days after the date of the approval, during which time the U.S. Department of Justice may challenge such transaction on antitrust grounds. With the concurrence of the Office of Thrift Supervision and the U.S. Department of Justice, the Office of Thrift Supervision may reduce the waiting period to no less than 15 days after its approval.

     STATUS OF APPROVALS AND NOTICES. MidCountry and FSF have filed all required applications and notices with applicable regulatory authorities in connection with the merger. MidCountry and FSF cannot predict, however, whether or when all required regulatory approvals, consents or waivers will be obtained, what conditions they might include, or whether they will be received on a timely basis.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a general summary of the material United States federal income tax consequences of the merger. This discussion is based upon the Internal Revenue Code of 1986, as amended, final and temporary regulations promulgated by the United States Treasury Department, judicial authorities and current rulings and administrative practice of the Internal Revenue Service, as currently in effect, all of which are subject to change at any time, possibly with retroactive effect. This discussion assumes that FSF common stock is held as a capital asset by each holder and does not address all aspects of federal income taxation that might be relevant to particular holders of FSF common stock in light of their status or personal investment circumstances, such as foreign persons, dealers in securities, regulated investment companies, life insurance companies, other financial institutions, tax-exempt organizations, pass-through entities, taxpayers who hold FSF common stock as part of a "straddle," "hedge" or "conversion transaction" or who have a "functional currency" other than United States dollars or individual persons who have received FSF common stock as compensation or otherwise in connection with the performance of services. Further, this discussion does not address state, local or foreign tax consequences of the merger.

     For United States federal income tax purposes, the merger will be treated as an acquisition by MidCountry of all the outstanding stock of FSF. Each holder of shares of FSF common stock will be treated as exchanging such shares for cash.

     The receipt of cash in exchange for shares of FSF common stock will be a taxable transaction for federal income tax purposes. Each holder's gain or loss per share will be equal to the difference between the per share cash consideration and the holder's adjusted tax basis per share in FSF common stock. A holder's gain or loss from the exchange will be a capital gain or loss. This gain or loss will be long-term if the holder has held FSF common stock for more than 12 months prior to the merger. Under current law, net long-term capital gains of individuals are subject to a maximum federal income tax rate of 15%, whereas the maximum federal income tax rate on ordinary income and net short-term capital gains (i.e., gain on capital assets held for not more than twelve months) of an individual is currently 35% (not taking into account any phase-out of tax benefits such as personal exemptions and certain itemized deductions). For corporations, capital gains and ordinary income are taxed at the same maximum rate of 35%. Capital losses are currently deductible only to the extent of capital gains plus, in the case of taxpayers other than corporations, $3,000 of ordinary income ($1,500 in the case of married individuals filing separate returns). In the case of individuals and other non-corporation taxpayers, capital losses that are not currently deductible may be carried forward to other years, subject to certain limitations. In the case of corporations, capital losses that are not currently deductible may generally be carried back to each of the three years preceding the loss year and forward to each of the five years succeeding the loss year, subject to certain limitations.

     A holder of FSF common stock may be subject to backup withholding at the rate of 28% with respect to payments of cash consideration received pursuant to the merger, unless the holder (a) provides a correct taxpayer identification number, or TIN, in the manner required or (b) is a corporation or other exempt recipient and, when required, demonstrates this fact. To prevent the possibility of backup federal income tax withholding, each holder must provide the disbursing agent with his, her or its correct TIN by completing a Form W-9 or Substitute Form W-9. A holder of FSF common stock who does not provide the disbursing agent with his, her or its correct TIN may be subject to penalties imposed by the Internal Revenue Service, as well as backup withholding. Any amount withheld will be creditable against the holder's federal income tax liability. FSF (or its agent) will report to the holders of FSF common stock and the Internal Revenue Service the amount of any "reportable payments," as defined in Section 3406 of the Internal Revenue Code, and the amount of tax, if any, withheld with respect thereto.

     The foregoing discussion is for general information only and is not a complete description of all of the potential tax consequences that may occur as a result of the merger. Regardless of your particular situation, you should consult your own tax advisor regarding the federal tax consequences of the merger to you, as well as the tax consequences of the merger to you arising under the laws of any state, local or other jurisdiction, domestic or foreign.

ACCOUNTING TREATMENT

     The merger will be accounted for under the purchase method of accounting under accounting principles generally accepted in the United States of America. Under this method, FSF's assets and liabilities as of the date of the merger will be recorded at their respective fair values and added to those of MidCountry. Any difference between the purchase price for FSF and the fair value of the identifiable net assets acquired (including core deposit intangibles) will be recorded as goodwill. In accordance with Financial Accounting

Standards Board Statement No. 142, "Goodwill and Other Intangible Assets," issued in July 2001, the goodwill resulting from the merger will not be amortized to expense, but will be subject to at least an annual assessment of impairment by applying a fair value test. In addition, any core deposit intangibles recorded by MidCountry in connection with the merger will be amortized to expense in accordance with the new rules. The financial statements of MidCountry issued after the merger will reflect the results attributable to the acquired operations of FSF beginning on the date of completion of the merger.

SUPPORT AGREEMENTS

     In connection with the execution of the merger agreement, each director and executive officer of FSF entered into a support agreement with MidCountry in the form attached as Annex D to the merger agreement. Under these agreements, these individuals agreed to vote all of their shares of FSF common stock (excluding shares held in a fiduciary capacity except on behalf of relatives by blood or marriage) in favor of the merger of FSF and against the approval of any other agreement providing for the acquisition of FSF or all or substantially all of its assets. Those individuals who serve as directors of FSF are not and could not be contractually bound to abrogate their fiduciary duties as directors of FSF. Accordingly, while each FSF director is contractually bound to vote as a FSF stockholder in favor of the merger, his fiduciary duties as a director nevertheless require him to act in his capacity as a director in the best interest of FSF when considering the merger. Pursuant to these agreements, these individuals also agreed not to transfer their shares of FSF common stock prior to the special meeting of shareholders of FSF called to approve and adopt the merger agreement, except for transfers in limited circumstances. These agreements will remain in effect until the earlier of the effective time of the merger or the termination of the merger agreement in accordance with its terms.

DISSENTERS' RIGHTS OF APPRAISAL

     Under the Minnesota Statutes, any holder of FSF common stock who does not wish to accept the merger consideration may dissent from the merger and elect to have the fair value of such shareholder's shares of FSF common stock judicially determined and paid to such shareholder in cash, together with a fair rate of interest, if any, provided that such shareholder complies with the provisions of
Section 302A.473.

     The following discussion is not a complete statement of the law pertaining to appraisal rights under the Minnesota Statutes and is qualified in its entirety by the full text of the applicable provisions of the Minnesota Statutes which are provided as Appendix C to this proxy statement.

     Any shareholder who wishes to exercise such appraisal rights or who wishes to preserve the right to do so should review carefully the following discussion and Appendix C to this proxy statement. Failure to comply with these procedures timely and properly will result in the loss of appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of the FSF common stock, FSF recommends that shareholders who consider exercising such rights should seek the advice of counsel.

     Any holder of common stock wishing to exercise the right to dissent from the merger and demand appraisal must satisfy each of the following conditions:

     o File with FSF a written notice of intent to demand the fair value of his shares prior to the taking of the vote on the merger at the special meeting;

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



     o If the shareholder's shares are owned of record by another party, the beneficial owner may assent dissenters' rights provided it also submits to FSF the written consent of this record holder at the time of or prior to giving notice of intent to dissent;

     o Not vote the holder's shares of FSF common stock in favor of the merger agreement at the special meeting; a proxy which does not contain voting instructions will, unless revoked, be voted in favor of the merger agreement; therefore, a shareholder who votes by proxy and who wishes to exercise appraisal rights must vote against the merger agreement or abstain from voting on the merger agreement;

     o Continuously hold such shares from the record date for this meeting through the effective time of the merger; a shareholder who is the holder of shares of common stock on the record date but who thereafter transfers such shares prior to the effective time of the merger will lose any right to appraisal in respect of such shares.

     Neither voting (in person or by proxy) against, abstaining from voting on or failing to vote on the proposal to approve the merger agreement will constitute a written demand for payment within the meaning of Section 302A.473. The written notice of intent to demand payment of the value of the shareholder's shares must be in addition to and separate from any such proxy or vote.

     Only shareholders as of the record date for this special meeting are entitled to assert appraisal rights for the shares of common stock beneficially owned by them. A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising such rights with respect to the shares held for one or more other beneficial owners; in such case, the written demand should set forth the number of shares as to which appraisal is sought and the name and address of each beneficial owner on whose behalf the shareholder dissents. A beneficial owner of shares who is not the record shareholder may assert dissenters' rights with respect to such shares as long as the beneficial owner submits to FSF at the time of or before he asserts rights a written consent of the shareholder of record.

     A shareholder who elects to exercise appraisal rights pursuant to Section 302A.471 should mail or deliver a written notice of intent to demand payment to:
Richard H. Burgart, Secretary, FSF Financial Corporation, 201 Main Street South, Hutchinson, Minnesota 55350.

     Assuming the agreement is approved by shareholders, after the special meeting, FSF or the surviving corporation must send a notice to each shareholder of FSF who has given notice of intent to seek appraisal of his or her shares and who has not voted in favor of the merger agreement. This notice must contain:

     o the address to which a demand for payment and certificates for such shareholder's shares must be sent in order to receive payment;

     o the deadline for receipt of the demand and certificates which will be 30 days after the notice is given;

     o a form to be used to certify the date on which the shareholder or the beneficial owner on whose behalf the shareholder dissents, acquired the shares and to demand payment; and

     o a copy of Sections 302A.471 and 302A.473 of the Minnesota Statutes and a brief description of the procedures to be followed under these sections.

In order to be entitled to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares by the deadline but the dissenter retains all other rights as a shareholder until the merger takes effect if it has not already.

     After the later of the effectiveness of the merger or the receipt by the surviving corporation of the demand for payment, the surviving corporation will remit to each dissenting shareholder who has fully complied with the demand procedures, the amount that the surviving corporation estimates to be the fair value of the shares plus interest along with the following:

     o the corporation's balance sheet and income statement for a fiscal year ending not more than 16 months before the effective date of the merger, together with the latest available interim financial statements;

     o an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate and;

     o a copy of Sections 302A.471 and 302A.473 of the Minnesota statutes and a brief description of the procedure to be used in demanding supplemental payment.

     The surviving corporation may withhold payment of the fair value from any person who was not a shareholder on the date of first public announcement of the execution of the merger agreement. If such a dissenting shareholder has otherwise complied with the requirements of the statutes, the surviving corporation must send the materials referenced above along with a statement of the reason for withholding payment and an offer to pay the dissenters the amount the surviving corporation has estimated to be the fair value of the shares if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment but failure to do so entitles the dissenter only to the amount offered.

     If the surviving corporation fails to remit payment within 60 days of the deposit of certificates, it must return all deposited certificates. However, it may again give notice and require deposit of certificates at a later date.

     If the dissenter believes the amount paid to it by the surviving corporation is less than the fair value of the shares plus interest, the dissenter may give written notice to the surviving corporation of the dissenter's own estimate of the fair value of the shares plus interest within 30 days after the surviving corporation mails the remittance and demand payment of the difference. Otherwise, a dissenter is only entitled to the amount remitted by the surviving corporation.

     If the surviving corporation receives a demand for supplemental payment, it must, within 60 days after receiving the demand, either pay to the dissenter the amount of demand or amount otherwise negotiated, or may file a petition in the county in which the registered office of the surviving corporation is located requesting the court to determine the value of the shares of common stock. The petition must name as parties all dissenters who have demanded payment of additional amounts and who have not already reached an agreement with the surviving corporation. The surviving corporation must serve all parties with a summons and a copy of the petition although nonresident dissenters may be served by registered or certified mail or by publication.

     The court may appoint appraisers to receive evidence on and recommend the fair value of the shares. The court shall determine the shareholders who have complied with the requirements of the law. and shall determine the value of the stock of the shareholders entitled to payment therefor. A dissenter is entitled to judgment in cash for the amount for which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted to it already by the surviving corporation, but will not be liable to the surviving corporation for the amount, if any, by which the amount already sent to it exceeds the court- determined fair value.

     The court will determine the costs and expenses of the proceeding include the compensation and expenses of any appraisers and will generally assess those costs and expenses against the surviving corporation. However, the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith. If the court finds that the corporation has failed to comply substantially with the dissenters' rights provisions, the court may assess all fees and expenses of any experts and attorneys it deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceedings and awarded to the party injured by the action.

     Shareholders considering seeking appraisal should be aware that the fair value of their shares as determined under those procedures could be more than, the same as or less than the merger consideration they would receive pursuant to the merger agreement if they did not seek appraisal of their shares.

     Failure to comply strictly with all of the procedures set forth in the Minnesota Statutes will result in the loss of a shareholder's statutory appraisal rights. Consequently, any shareholder wishing to exercise appraisal rights is urged to consult legal counsel before attempting to exercise such rights.

                      MARKET FOR COMMON STOCK AND DIVIDENDS

     The FSF common stock currently is traded on the Nasdaq National Market under the symbol "FFHH."

     As of the record date, there were ____________ shares of FSF common stock outstanding, which were held by approximately __________ holders of record. Such numbers of shareholders do not reflect the number of individuals or institutional investors holding stock in nominee name through banks, brokerage firms and others.

     The following table sets forth during the periods indicated the high and low bid prices of the FSF common stock as reported on the Nasdaq National Market and the dividends declared per share of FSF common stock.


                                    MARKET PRICE

FISCAL YEAR ENDED                                           DIVIDENDS
  SEPTEMBER 30,                                             DECLARED
    2004                             HIGH       LOW         PER SHARE
-----------------                  -------  ----------      ---------

First Quarter                       $32.38     $28.52        $0.30
Second Quarter                      $33.00     $29.31        $0.30
Third Quarter                       $34.85     $28.04        $0.35
Fourth Quarter (through
_______, 2004)

FISCAL YEAR ENDED
  SEPTEMBER 30,
     2003
-----------------
First Quarter                       $24.40     $19.20        $0.30
Second Quarter                      $24.80     $22.23        $0.30
Third Quarter                       $28.88     $24.07        $0.30
Fourth Quarter                      $32.09     $29.00        $0.30

FISCAL YEAR ENDED
  SEPTEMBER 30,
     2002
-----------------
First Quarter                       $18.40     $15.77        $0.25
Second Quarter                      $19.78     $16.86        $0.25
Third Quarter                       $23.21     $18.94        $0.25
Fourth Quarter                      $22.21     $18.65        $0.25


     On May 13, 2004, the most recent trading day prior to the announcement of the execution of the merger agreement, the closing per share sale price of the FSF common stock was $28.40 and on ________________, 2004, the last trading day before the printing of this proxy statement, the closing per share sale price of the FSF common stock was $__________.

                  CERTAIN BENEFICIAL OWNERS OF FSF COMMON STOCK

         The following table sets forth the beneficial ownership of the FSF common stock as of the record date, and certain other information with respect to (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to FSF to be the beneficial owner of more than 5% of the issued and outstanding FSF common stock on the record date, (ii) each director of FSF,
(iii) certain executive officers of FSF, and (iv) all directors and executive officers of FSF as a group. Unless otherwise indicated, the address of each such beneficial owner is 201 Main Street South, Hutchison, Minnesota 55350.

                                                            AMOUNT AND NATURE OF                PERCENT OF SHARES OF
NAME AND ADDRESS OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP              COMMON STOCK OUTSTANDING

Richard H. Burgart                                                 92,429  (1)                             (1)
Roger R. Stearns                                                   50,314                                  (2)(7)
James J. Caturia                                                   17,525                                  (3)(7)
Jerome R. Dempsey                                                  10,100                                  (4)
Donald A. Glas                                                    175,220                                  (5)
Sever B. Knutson                                                   48,362                                  (6)(7)
George B. Loban                                                   150,326                                  (8)

All directors and officers of the Company
       as a group (7 persons)                                     544,276

---------------
(1) Includes 31,582 shares held by the spouse of Mr. Burgart and 25 shares held by each of his two sons and one daughter of Mr. Burgart, which Mr. Burgart may be deemed to beneficially own.
(2) Includes 9,000 shares held by Stearns Foundation, Inc. and 9,940 shares held by Stearnswood, Inc. of which Mr. Stearns is an officer and director, which Mr. Stearns may be deemed to beneficially own.
(3) Includes 2,163 shares in the individual retirement account of the spouse of Mr. Caturia, which Mr. Caturia may be deemed to beneficially own.
(4) Includes 500 shares held by the spouse of Mr. Dempsey, which Mr. Dempsey may be deemed to beneficially own.
(5) Includes 38,206 shares owned by the spouse of Mr. Glas and 1,000 shares held by the daughter of Mr. Glas, which Mr. Glas may be deemed to beneficially own.
(6) Includes 46,862 shares owned by the spouse of Mr. Knutson, which Mr. Knutson may be deemed to beneficially own.
(7) Excludes 310,656 shares of Common Stock held under the ESOP for which such individual serves as a member of the ESOP Committee and ESOP Trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity.
(8) Includes 2,800 shares held by the son of Mr. Loban, 2,800 shares held by the daughter of Mr. Loban, and 39,087 shares held by the spouse of Mr. Loban, which Mr. Loban may be deemed to beneficially own.

                                       36

                SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

     Any proposal which a shareholder wishes to have included in the proxy materials of FSF relating to the next annual meeting of shareholders of FSF, which will only be held if the merger is not consummated prior thereto, must have been received at the principal executive offices of FSF, 201 Main Street South, Hutchinson, Minnesota 55350, Attention: Richard H. Burgart, Secretary, no later than August 31, 2004. In the event an annual meeting is held and the date of such meeting is more than 30 days later than the date of last year's annual meeting, FSF will publish a new deadline under cover of Form 8-K or its Forms 10-Q or Form 10-K.

     Shareholder proposals which are not submitted for inclusion in FSF's proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 may be brought before an annual meeting pursuant to FSF's Bylaws, if submitted, at the address set forth above, no later than November 21, 2004.

                         CAUTIONARY STATEMENT CONCERNING
                           FORWARD-LOOKING STATEMENTS

     This proxy statement and the documents incorporated by reference into this proxy statement contain forward-looking statements and information with respect to the financial condition, results of operations, plans, objectives, future performance, business and other matters relating to FSF or the merger that are based on the beliefs of, as well as assumptions made by and information currently available to, FSF's management. When used in this proxy statement, the words "anticipate," "believe," "estimate," "expect" and "intend" and words or phrases of similar import are intended to identify forward-looking statements. These statements reflect the current view of FSF with respect to future events and are subject to risks, uncertainties and assumptions that include, without limitation, the risk factors set forth in FSF's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission, the risk that the merger will not be completed and risks associated with competitive factors, general economic conditions, geographic credit concentration, customer relations, interest rate volatility, governmental regulation and supervision, technological changes, changes in consumer spending and savings habits, defaults in the repayment of loans, changes in volume of loan originations, and changes in industry practices. Should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in this proxy statement as anticipated, believed, estimated, expected or intended.

                       WHERE YOU CAN FIND MORE INFORMATION

     FSF files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, proxy statements or other information filed by FSF at the Commission's public reference room in Washington, D.C., which is located at the following address: Public Reference Room, Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549.

     You can request copies of these documents, upon payment of a duplicating fee, by writing to the Commission. Please call the Commission at 1-800-SEC-0330 for further information on the operation of the Commission's public reference rooms. FSF's Commission filings are also available to the public from document retrieval services and at the Commission's Internet website (http://www.sec.gov).

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                           MIDCOUNTRY FINANCIAL CORP.,

                           MIDCOUNTRY INTERIM CORP. II

                                       AND

                               FSF FINANCIAL CORP.

                                TABLE OF CONTENTS
                                -----------------

                                                                               Page
                                                                               ----

ARTICLE I DEFINITIONS.............................................................1

         1.1      Definitions.....................................................1

         1.2      Terms Defined Elsewhere.........................................6

ARTICLE II THE MERGER.............................................................6

         2.1      Merger..........................................................6

         2.2      Filing; Plan of Merger..........................................7

         2.3      Effective Time..................................................7

         2.4      Closing.........................................................7

         2.5      Effect of Merger................................................7

         2.6      Further Assurances..............................................8

         2.7      Merger Consideration............................................8

         2.8      Conversion of Shares............................................8

         2.9      Stock Options, Warrants and Other Similar Rights................9

         2.10     Procedure for Payment of Merger Consideration..................10

         2.11     Dissenting Shareholders........................................10

         2.12     Merger of Subsidiaries.........................................11

ARTICLE III REPRESENTATIONS AND WARRANTIES OF FSF................................11

         3.1      Capital Structure..............................................11

         3.2      Organization, Standing and Authority...........................11

         3.3      Ownership of Subsidiaries......................................12

         3.4      Organization, Standing and Authority of the Subsidiaries.......12

         3.5      Authorized and Effective Agreement.............................12

         3.6      Securities Filings; Financial Statements; Statements True......13

         3.7      Minute Books...................................................14

         3.8      Adverse Change.................................................14

         3.9      Absence of Undisclosed Liabilities.............................14

         3.10     Properties.....................................................14

         3.11     Environmental Matters..........................................15

         3.12     Loans; Allowance for Loan Losses...............................16

                                       i

         3.13     Tax Matters....................................................16

         3.14     Employees; Compensation; Benefit Plans.........................17

         3.15     Certain Contracts..............................................21

         3.16     Legal Proceedings; Regulatory Approvals........................22

         3.17     Compliance with Laws; Filings..................................22

         3.18     Brokers and Finders............................................22

         3.19     Repurchase Agreements; Derivatives.............................23

         3.20     Deposit Accounts...............................................23

         3.21     Related Party Transactions.....................................23

         3.22     Certain Information............................................23

         3.23     Regulatory Matters.............................................24

         3.24     State Takeover Laws............................................24

         3.25     Labor Relations................................................24

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF MIDCOUNTRY AND INTERIM..............24

         4.1      Capital Structure of MidCountry................................25

         4.2      Organization, Standing and Authority of MidCountry.............25

         4.3      Authorized and Effective Agreement.............................25

         4.4      Organization, Standing and Authority of MidCountry
                    Subsidiaries.................................................26

         4.5      Certain Information............................................26

         4.6      Regulatory Matters.............................................26

         4.7      Financial Ability..............................................26

         4.8      Minute Books...................................................27

         4.9      Adverse Change.................................................27

         4.10     Absence of Undisclosed Liabilities.............................27

         4.11     Allowance for Loan Losses......................................27

         4.12     Legal Proceedings; Regulatory Approvals........................28

         4.13     Compliance with Laws; Filings..................................28

         4.14     Deposit Accounts...............................................28

ARTICLE V COVENANTS..............................................................29

         5.1      FSF Shareholder Meeting........................................29

                                       ii

         5.2      Proxy Statement................................................29

         5.3      Plan of Merger.................................................29

         5.4      Additional Acts................................................29

         5.5      Best Efforts...................................................30

         5.6      Certain Accounting Matters.....................................30

         5.7      Access to Information..........................................30

         5.8      Press Releases.................................................31

         5.9      Forbearances of FSF............................................31

         5.10     Employment and Consulting Agreements...........................33

         5.11     Section 401(k) Plan; ESOP; Other Employee Benefits.............34

         5.12     Directors and Officers Protection..............................36

         5.13     Forbearances of MidCountry.....................................36

         5.14     Reports........................................................37

         5.15     Capital Raising................................................37

         5.16     Advisory Board.................................................37

         5.17     Support Agreements.............................................37

         5.18     Pre-Closing Escrow Agreement...................................38

         5.19     Superior Proposal..............................................38

ARTICLE VI CONDITIONS PRECEDENT..................................................38

         6.1      Conditions Precedent - MidCountry and FSF......................38

         6.2      Conditions Precedent - FSF.....................................39

         6.3      Conditions Precedent - MidCountry..............................41

ARTICLE VII TERMINATION, DEFAULT, WAIVER AND AMENDMENT...........................42

         7.1      Termination....................................................42

         7.2      Effect of Termination..........................................43

         7.3      Survival of Representations, Warranties and Covenants..........44

         7.4      Waiver.........................................................44

         7.5      Amendment or Supplement........................................44

ARTICLE VIII MISCELLANEOUS.......................................................44

         8.1      Expenses.......................................................44

                                      iii

         8.2      Entire Agreement...............................................45

         8.3      No Assignment..................................................45

         8.4      Notices........................................................46

         8.5      Specific Performance...........................................47

         8.6      Captions.......................................................47

         8.7      Counterparts...................................................47

         8.8      Governing Law..................................................47


ANNEXES

        Annex A                   Articles of Merger and Plan of Merger between
                                  FSF and Interim

        Annex B Subsidiary Plan of Merger between Bayside Bank and First Federal

        Annexes C-1 through C-6   Employment and Consulting Agreements with
                                  Officers

        Annex D                   Form of Support Agreement

        Annex E                   Form of Pre-Closing Escrow Agreement


                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER ("Agreement"), dated as of May 14, 2004, is by and between MidCountry Financial Corp., a Georgia corporation
("MidCountry"), MidCountry Interim Corp. II, a Minnesota corporation ("Interim"), and FSF Financial Corp., a Minnesota corporation ("FSF").

                                R E C I T A L S:
                                ----------------

         The Boards of Directors of MidCountry, Interim and FSF are of the opinion that the transactions described herein are in the best interests of the parties and their respective shareholders. This Agreement provides for the merger of Interim with and into FSF (the "Merger"), with FSF being the surviving corporation of the merger pursuant to a plan of merger (the "Plan of Merger") substantially in the form attached as Annex A hereto. At the effective time of such Merger, the outstanding shares of capital stock of FSF will be converted into the right to receive the Merger Consideration set forth in Article II of this Agreement. As a result of the Merger, FSF will become a wholly-owned subsidiary of MidCountry and the wholly-owned subsidiaries of FSF will continue to conduct their business and operations. The transactions described in this Agreement are subject to the approvals of the shareholders of FSF, the Office of Thrift Supervision, and the satisfaction of certain other conditions described in this Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

1.1      Definitions
         -----------

         When used herein, the capitalized terms set forth below shall have the following meanings:

         "Affiliate" means, with respect to any Person, any Person, who directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with such Person and, without limiting the generality of the foregoing, includes any executive officer or director of such Person.

         "Articles of Merger" shall mean the Articles of Merger required to be filed with the office of the Secretary of State of Minnesota, as provided in
Section 302A.615 of the MBCA.

         "Business Day" shall mean all days other than Saturdays, Sundays and Federal Reserve holidays.

         "CERCLA"   shall   mean  the   Comprehensive   Environmental   Response
Compensation and Liability Act, as amended (42 U.S.C. 9601 et seq.).

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Commission" shall mean the Securities and Exchange Commission.

         "CRA" shall mean the Community Reinvestment Act of 1977, as amended.

         "Disclosed" shall mean disclosed in the FSF Disclosure Memorandum, referencing the Section number herein pursuant to which such disclosure is being made.

         "Environmental Claim" means any notice from any governmental authority or third party alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup or remediation costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based upon, or resulting from a violation of the Environmental Laws or the presence or release into the environment of any Hazardous Substances.

         "Environmental Laws" means all applicable federal, state and local laws and regulations relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface, or subsurface strata) and which are administered, interpreted, or enforced by the United States Environmental Protection Agency and state and local agencies with jurisdiction over pollution or protection of the environment, including without limitation CERCLA, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. 6901 et seq., and other laws and regulations relating to emissions, discharges, releases, or threatened releases of any Hazardous Substances, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of any Hazardous Substances.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Escrow Agent" shall mean the third party, FDIC-insured bank with at least $50 million in capital selected by MidCountry, with the consent of FSF, which consent shall not be unreasonably withheld, to perform the duties provided in Section 2.10 of this Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "FDIC" shall mean the Federal Deposit Insurance Corporation.

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

         "Financial Advisor" shall mean Keefe, Bruyette & Woods, Inc.

         "Financial Statements" shall mean (a) with respect to MidCountry, (i) the consolidated balance sheet (including related notes and schedules, if any) of MidCountry as of September 30, 2003 and 2002, and the related consolidated statements of income, shareholders' equity and cash flows (including related notes and schedules, if any) for each of the two years ended September 30, 2003 and 2002 and (ii) the consolidated balance sheets of MidCountry (including related notes and schedules, if any) and the related consolidated statements of income, shareholders' equity and cash flows (including related notes and schedules, if any) prepared by MidCountry with respect to periods ended subsequent to September 30, 2003, and (b) with respect to FSF, (i) the consolidated statements of financial condition (including related notes and schedules, if any) of FSF as of September 30, 2003, September 30, 2002 and September 30, 2001, and the related consolidated statements of income and retained earnings, and cash flows (including related notes and schedules, if any) for each of the three years ended September 30, 2003, September 30, 2002 and September 30, 2001 as filed by FSF in Securities Documents and (ii) the consolidated statements of financial condition of FSF (including related notes and schedules, if any) and the related consolidated statements of income and retained earnings, and cash flows (including related notes and schedules, if any) included in Securities Documents filed by FSF with respect to periods ended subsequent to September 30, 2003.

         "FSF Common Stock" shall mean the shares of voting common stock, par value $.10 per share, of FSF.

         "FSF Disclosure Memorandum" shall mean the written information in one or more documents, each of which is entitled "FSF Disclosure Memorandum" and delivered on or before the date of this Agreement by FSF to MidCountry, and describing in reasonable detail the matters contained therein. Each disclosure made therein shall be in existence on the date of this Agreement and shall specifically reference each Section of this Agreement under which such disclosure is made. Information disclosed with respect to one Section shall not be deemed to be disclosed for purposes of any other Section not specifically referenced. Inclusion of a given item in the FSF Disclosure Memorandum shall not be deemed to be a conclusion or admission that such item (or any other item) is material or has a Material Adverse Effect.

         "FSF ESOP" shall mean the First Federal fsb Employee Stock Ownership Plan.

         "FSF Subsidiaries" shall mean First Federal fsb, and Insurance Planners of Hutchinson, Inc., their respective subsidiaries, and all other Subsidiaries of FSF as of the date hereof and any corporation, bank, savings association, or other organization acquired as a Subsidiary of FSF after the date hereof and held as a Subsidiary by FSF at the Effective Time.

         "GAAP" shall mean generally accepted accounting principles applicable to financial institutions and their holding companies, as in effect at the relevant date.

         "Hazardous Substances" means any substance or material (i) identified in CERCLA; (ii) determined to be toxic, a pollutant or a contaminant under any applicable federal, state or local statute, law, ordinance, rule or regulation, including but not limited to petroleum products; (iii) asbestos; (iv) radon; (v) poly-chlorinated biphiphenyls and (vi) such other materials, substances or waste which are otherwise dangerous, hazardous, harmful to human health or the environment.

         "HOLA" shall mean the Federal Home Owners' Loan Act, as amended.

         "IRS" shall mean the Internal Revenue Service.

         "Material Adverse Effect" on MidCountry or FSF shall mean an event, fact, change, or occurrence which, individually or together with any other event, fact, change or occurrence, (i) has a material adverse effect on the financial condition, results of operations or business of MidCountry and the MidCountry Subsidiaries taken as a whole, or FSF and the FSF Subsidiaries taken as a whole, or (ii) materially impairs the ability of MidCountry or FSF to perform its obligations under this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement; provided that "Material Adverse Effect" shall not be deemed to include the impact of (a) any event, change, occurrence or state of facts relating to or arising from the announcement of this Agreement or the actions and omissions of MidCountry or FSF taken with the prior written consent of the other in contemplation of the transactions contemplated hereby, (b) the direct effects of compliance with this Agreement on the operating performance of the parties, including expenses incurred by the parties in consummating the transactions contemplated by this Agreement or relating to any litigation arising as a result of the Merger, (c) changes in laws and regulations or interpretations thereof by governmental authorities generally applicable to depository institutions and their holding companies (including, without limitation, changes in state and federal tax law and changes in deposit insurance assessment rates and special assessments with respect thereto), (d) changes in GAAP or regulatory accounting principles generally applicable to financial institutions and their holding companies, (e) changes in interest rates and (f) any event, change, fact or occurrence relating to or arising from the United States or local economy or financial or securities markets in general.

         "MBCA" shall mean the Minnesota Business Corporation Act, as amended.

         "MidCountry Common Stock" shall mean the shares of voting common stock, no par value, of MidCountry.

         "MidCountry Disclosure Memorandum" shall mean the written information in one or more documents, each of which is entitled "MidCountry Disclosure Memorandum" and delivered on or before the date of this Agreement by MidCountry to FSF, and describing in reasonable detail the matters contained therein. Each disclosure made therein shall be in existence on the date of this Agreement and shall specifically reference each Section of this Agreement under which such disclosure is made. Information disclosed with respect to one Section shall not be deemed to be disclosed for purposes of any other Section not specifically referenced. Inclusion of a given item in the MidCountry Disclosure memorandum shall not be deemed to be a conclusion or admission that such item (or any other item) is material or has a Material Adverse Effect.

         "MidCountry Subsidiaries" shall mean Bayside Bank, Heights Finance Corporation, and their respective subsidiaries as of the date hereof and any corporation, bank, savings associations or other organization acquired as a Subsidiary of MidCountry after the date hereof and held as a Subsidiary by MidCountry at the Effective Time.

         "OTS" shall mean the Office of Thrift Supervision.

         "Proxy Statement" shall mean the proxy statement, together with any supplements thereto, to be sent to shareholders of FSF to solicit their votes in connection with a proposal to approve this Agreement and the Plan of Merger.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Securities Documents" shall mean all reports, proxy statements, registration statements and all similar documents filed, or required to be filed, pursuant to the Securities Laws, including but not limited to periodic and other reports filed pursuant to Section 13 of the Exchange Act.

         "Securities Laws" shall mean the Securities Act; the Exchange Act; the Investment Company Act of 1940, as amended; the Investment Advisers Act of 1940, as amended; the Trust Indenture Act of 1939, as amended; and the rules and regulations of the Commission promulgated thereunder.

         "Stock Option" shall mean, collectively, any option granted under the Stock Option Plans, outstanding and unexercised on the date hereof to acquire shares of FSF Common Stock, aggregating 250,751 shares.

         "Stock Option Plans" shall mean the First Federal fsb Management Stock Plan, the FSF Financial Corp. 1994 Stock Option Plan, the FSF Financial Corp. 1998 Stock Compensation Plan, and the FSF Financial Corp. 2003 Stock Compensation Plan.

         "Subsidiaries" shall mean all those corporations, associations, or other business entities of which the entity in question either owns or controls 50% or more of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which 50% or more of the outstanding equity securities is owned directly or indirectly by its parent (in determining whether one entity owns or controls 50% or more of the outstanding equity securities of another, equity securities owned or controlled in a fiduciary capacity shall be deemed owned and controlled by the beneficial owner).

         "Superior Proposal" means a bona fide written acquisition proposal or offer to acquire or purchase all or substantially all of the assets or equity interest in FSF which the FSF Board of

Directors concludes in good faith to be more favorable from a financial point of view to its shareholders than the Merger and the other transactions contemplated hereby, (1) after receiving the advice of the Financial Advisor, (2) after taking into account the likelihood of consummation of such transaction on the terms set forth therein (as compared to, and with due regard for, the terms herein) and (3) after taking into account all legal (with the advice of outside counsel), financial (including the financing terms of any such proposal), regulatory and other aspects of such proposal and any other relevant factors permitted under applicable law.

         "TILA" shall mean the Truth in Lending Act, as amended.

1.2      Terms Defined Elsewhere
         -----------------------

         The capitalized terms set forth below are defined in the following sections:

                  Agreement                                Introduction
                  Closing                                  Section 2.4
                  Closing Date                             Section 2.4
                  Constituent Corporations                 Section 2.1
                  Dissenting Shareholders                  Section 2.11
                  Effective Time                           Section 2.3
                  Employer Entity                          Section 5.11
                  Financing                                Section 4.7
                  FSF                                      Introduction
                  Interim                                  Introduction
                  Merger                                   Recitals
                  Merger Consideration                     Section 2.7
                  MidCountry                               Introduction
                  PBGC                                     Section 3.14(b)(iv)
                  Plan                                     Section 3.14(b)(i)
                  Plan of Merger                           Recitals
                  Pre-Closing Escrow Agreement             Section 5.18
                  Rights                                   Section 2.9
                  Subsidiary Plan of Merger                Section 2.12
                  Surviving Corporation                    Section 2.1(a)

                                   ARTICLE II
                                   THE MERGER

2.1      Merger
         ------

         FSF and Interim are constituent corporations (the "Constituent Corporations") to the Merger as contemplated by the MBCA. Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the MBCA, at the Effective Time:

         (a) Interim shall be merged with and into FSF in accordance with the applicable provisions of the MBCA, with FSF being the surviving corporate entity (hereinafter sometimes referred to as the "Surviving Corporation") and a wholly owned subsidiary of MidCountry.

         (b) The separate existence of Interim shall cease and the Merger shall in all respects have the effect provided in Section 2.5.

         (c) The Articles of Incorporation of FSF at the Effective Time shall become the Articles of Incorporation of the Surviving Corporation.

         (d) The Bylaws of FSF at the Effective Time shall become the Bylaws of the Surviving Corporation.

2.2      Filing; Plan of Merger
         ----------------------

         The Merger shall not become effective unless this Agreement and the Plan of Merger are duly approved by shareholders holding at least a majority of the shares of FSF Common Stock. As promptly as practicable following the satisfaction or, if permissible, waiver of the conditions specified in Article VI and provided that this Agreement has not been terminated pursuant to Article VII, the Constituent Corporations will cause the Articles of Merger to be executed and filed with the Secretary of State of Minnesota, as provided in
Section 302A.615 of the MBCA. The Plan of Merger is incorporated herein by reference, and adoption of this Agreement by the Boards of Directors of the Constituent Corporations and approval by the shareholders of FSF shall constitute adoption and approval of the Plan of Merger.

2.3      Effective Time
         --------------

         The Merger shall be effective on the day and at the time specified in the Articles of Merger as filed as provided in Section 2.2 (herein sometimes referred to as the "Effective Time").

2.4      Closing
         -------

         The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of FSF in Hutchinson, Minnesota, at 10:00 a.m. local time on a date designated by MidCountry that is within five Business Days following the satisfaction of the conditions to Closing set forth in Article VI (other than the delivery of certificates, opinions and other instruments and documents to be delivered at the Closing), or such later date, time or place as the parties may otherwise agree (the "Closing Date").

2.5      Effect of Merger
         ----------------

         From and after the Effective Time, the separate existence of Interim shall cease, and the Surviving Corporation shall thereupon and thereafter, to the extent consistent with its Articles of

Incorporation, possess all of the rights, privileges, immunities and franchises, of a public as well as a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, and all other choses in action, and each and every other interest of or belonging to or due to each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate or any interest therein vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. The Surviving Corporation shall thenceforth be responsible for all the liabilities, obligations and penalties of each of the Constituent Corporations; and any claim, existing action or proceeding, civil or criminal, pending by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place; and any judgment rendered against either of the Constituent Corporations may be enforced against the Surviving Corporation. Neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by reason of the Merger.

2.6      Further Assurances
         ------------------

         If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other actions are necessary, desirable or proper to vest, perfect or confirm of record or otherwise, in the Surviving Corporation, the title to any property or rights of the Constituent Corporations acquired or to be acquired by reason of, or as a result of, the Merger, the Constituent Corporations agree that such Constituent Corporations and their proper officers and directors shall and will execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of the Surviving Corporation are fully authorized and directed in the name of the Constituent Corporations or otherwise to take any and all such actions.

2.7      Merger Consideration
         --------------------

         As used herein, the term "Merger Consideration" shall mean $35.00 in cash for each share of FSF Common Stock issued and outstanding as of the Effective Time.

2.8      Conversion of Shares
         --------------------

         At the Effective Time, by virtue of the Merger and without any action on the part of MidCountry, Interim or FSF or the shareholders of any of the foregoing, the shares of the parties to this Agreement shall be converted as follows:

         (a) Each share of FSF Common Stock issued and outstanding immediately prior to the Effective Time (other than shares the holders of which have perfected dissenters' rights of appraisal in accordance with Section 302A.471 of the MBCA) shall be converted into and shall represent the right to receive, upon surrender of the certificate representing such share of FSF Common Stock (as provided in Section 2.10 below), the Merger Consideration.

         (b) Each share of MidCountry Common Stock issued and outstanding immediately prior to the Effective Time shall continue to be issued and outstanding.

         (c) Each share of common stock of Interim issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and non-assessable share of the common stock of Surviving Corporation.

         (d) Until surrendered, each outstanding certificate which prior to the Effective Time represented one or more shares of FSF Common Stock (subject to dissenters' rights under the MBCA) shall be deemed upon the Effective Time for all purposes to represent only the right to receive the Merger Consideration. No interest will be paid or accrued on the Merger Consideration upon the surrender of the certificate or certificates representing shares of FSF Common Stock. With respect to any certificate for FSF Common Stock that has been lost or destroyed, MidCountry shall pay the Merger Consideration attributable to such certificate upon receipt of a surety bond or other adequate indemnity as required in accordance with MidCountry's standard policy, and evidence reasonably satisfactory to MidCountry of ownership of the shares represented thereby. After the Effective Time, no transfer of the shares of FSF Common Stock outstanding immediately prior to the Effective Time shall be made on the stock transfer books of the Surviving Corporation.

2.9      Stock Options, Warrants and Other Similar Rights
         ------------------------------------------------

         Immediately prior to the Effective Time, FSF shall pay in exchange for each outstanding stock option, pursuant to which a person is or may be entitled to be issued any shares of FSF Common Stock, an amount in cash equal to the difference between the exercise price of such option and $35.00, such that from and after the Effective Time, there shall be no outstanding stock options, warrants, conversion rights or other rights of any nature pursuant to which a person is or may be entitled to be issued any shares of stock of FSF or to be paid any sum of money or other valuable consideration in exchange therefore (a "Right"). Any unvested shares of restricted FSF Common Stock at or immediately prior to the Effective Time shall become earned and nonforfeitable and distributed in the form of FSF Common Stock without restrictions immediately prior to the Effective Time. Each such share shall be converted into the Merger Consideration at the Effective Time. In effecting the termination and cancellation of such rights, FSF shall use its best efforts to obtain from any person or persons such consents, waivers, approvals and authorizations as it deems necessary or advisable.

2.10     Procedure for Payment of Merger Consideration
         ---------------------------------------------

         (a) Immediately prior to the Effective Time, MidCountry will deposit with the Escrow Agent cash in the amount of the Merger Consideration for each share of FSF Common Stock issued and outstanding at the Effective Time.

         (b) Within five days after the Effective Time, MidCountry shall cause the Escrow Agent to mail a letter of transmittal, with instructions for its use, to shareholders of FSF Common Stock, immediately prior to the Effective Time, to use in surrendering the certificates which represent such shares to the Escrow Agent in exchange for the Merger Consideration to which such shareholder is entitled according to Section 2.8 of this Agreement. Upon proper surrender of such certificates or other evidence of ownership, together with such letter of transmittal duly executed and completed in accordance with the instructions thereto, MidCountry shall cause, within three Business Days, the transfer to the person entitled thereto the Merger Consideration for each share of FSF Common
Stock owned. The Escrow Agent shall not be obligated to deliver the consideration to which any former holder of FSF Common Stock is entitled as a result of the Merger until such holder surrenders his or her certificate or certificates representing the shares of FSF Common Stock for exchange as provided in this Section 2.10 or, if a certificate issued to any such holder has been lost, destroyed, or stolen, or otherwise is missing, upon such holder, posting, if required by the Surviving Corporation, a lost instruments indemnity bond in form, substance and amount reasonably satisfactory to the Escrow Agent and MidCountry, and such other documentation as the Escrow Agent and MidCountry reasonably shall require.

         (c) The Escrow Agent shall hold the funds delivered to it but for which the certificates formerly representing shares of FSF Common Stock have not been surrendered for a period of six months after the Effective Time after which MidCountry may request the Escrow Agent to deliver to it any remaining funds, and thereafter, such holders will be entitled to look only to MidCountry for payment thereof.

2.11     Dissenting Shareholders
         -----------------------

         Any holder of shares of FSF Common Stock who perfects such holder's dissenters' rights of appraisal in accordance with and as contemplated by section 302A.471 of the MBCA (collectively, the "Dissenting Shareholders") shall be entitled to receive the value of such shares in cash as determined pursuant to such provision of the MBCA; provided, that no such payment shall be made to any Dissenting Shareholder unless and until such Dissenting Shareholder has complied with the applicable provisions of the MBCA and has surrendered to MidCountry the certificate or certificates representing shares of FSF Common Stock for which payment is being made. In the event that after the Effective Time a Dissenting Shareholder of FSF fails to perfect, or effectively withdraws or loses, such holder's right to appraisal and of payment for such holder's shares, MidCountry shall issue and deliver the consideration to which such holder of shares of FSF Common Stock is entitled under Section 2.8 (without interest) upon surrender by such holder of the certificate or certificates representing shares of FSF Common Stock held by such holder.

2.12     Merger of Subsidiaries
         ----------------------

         In the event that MidCountry shall request, FSF shall take such actions, and shall cause the FSF Subsidiaries to take such actions, as may be required in order to effect, at the Effective Time, the merger of one or more of the FSF Subsidiaries with, in each case, one of the MidCountry Subsidiaries, including, without limitation, the execution and delivery of a subsidiary plan of merger (the "Subsidiary Plan of Merger"), substantially in the form attached hereto as Annex B.

                                  ARTICLE III
                      REPRESENTATIONS AND WARRANTIES OF FSF

         Except as Disclosed, FSF represents and warrants to MidCountry as follows (the representations and warranties herein of FSF are made subject to the applicable standard set forth in Section 6.3(a), and no such representation or warranty shall be deemed to be inaccurate unless the inaccuracy would permit MidCountry to refuse to consummate the Merger under such applicable standard):

3.1      Capital Structure
         -----------------

         The authorized capital stock of FSF consists of 10,000,000 shares of FSF Common Stock, par value $0.10 per share, and 5,000,000 shares of FSF preferred stock, no par value. As of the date hereof, 2,345,234 shares of FSF Common Stock are issued and outstanding and no more than 2,595,985 shares of FSF Common Stock will be issued and outstanding immediately prior to the Effective Time (as a result of the exercise of outstanding options), and no shares of FSF preferred stock are outstanding. No other classes of capital stock of FSF, common or preferred, are authorized, issued or outstanding. All outstanding shares of FSF Common Stock have been duly authorized and are validly issued, fully paid and nonassessable. No shares of capital stock have been reserved for any purpose, except for shares of FSF Common Stock reserved in connection with the Stock Option Plans. FSF has granted options to acquire 250,751 shares of FSF Common Stock under the Stock Option Plans, which options remain outstanding as of the date hereof. Except as set forth in this Section 3.1, there are no Rights authorized, issued or outstanding with respect to, nor are there any agreements, understandings or commitments relating to the right of any FSF shareholder to own, to vote or to dispose of, the capital stock of FSF. Holders of FSF Common Stock do not have preemptive rights.

3.2      Organization, Standing and Authority
         ------------------------------------

         FSF is a corporation organized, validly existing and in good standing under the laws of the State of Minnesota, with full corporate power and authority to carry on its business as now conducted and to own, lease and operate its properties and assets. FSF is not required to be qualified to do business in any other state of the United States or foreign jurisdiction.

3.3      Ownership of Subsidiaries
         -------------------------

         Section 3.3 of the FSF Disclosure Memorandum lists all of the FSF Subsidiaries and, with respect to each, its jurisdiction of organization, jurisdictions in which it is qualified or otherwise licensed to conduct business, the number of shares or ownership interests owned by FSF (directly or indirectly), the percentage ownership interest so owned by FSF and its business activities. The outstanding shares of capital stock or other equity interests of the FSF Subsidiaries are validly issued and outstanding, fully paid and nonassessable, and all such shares are directly or indirectly owned by FSF free and clear of all liens, claims and encumbrances or preemptive rights of any person. No rights are authorized, issued or outstanding with respect to the capital stock or other equity interests of the FSF Subsidiaries, and there are no agreements, understandings or commitments relating to the right of FSF to own, to vote or to dispose of said interests. None of the shares of capital stock or other equity interests of the FSF Subsidiaries have been issued in violation of the preemptive rights of any person. Section 3.3 of the FSF Disclosure Memorandum also lists all shares of capital stock or other securities or ownership interests of any corporation, partnership, joint venture, or other organization (other than the FSF Subsidiaries) owned directly or indirectly by FSF.

3.4      Organization, Standing and Authority of the Subsidiaries
         --------------------------------------------------------

         Each FSF Subsidiary which is a depository institution is a federally chartered savings bank with its deposits insured to applicable limits by the FDIC. Each of the FSF Subsidiaries is validly existing and in good standing under the laws of its jurisdiction of organization. Each of the FSF Subsidiaries has full power and authority to carry on its business as now conducted, and, to the knowledge of FSF, is duly qualified to do business in each jurisdiction Disclosed with respect to it. To the knowledge of FSF, no FSF Subsidiary is required to be qualified to do business in any other state of the United States or foreign jurisdiction, or is engaged in any type of activities that have not been Disclosed.

3.5      Authorized and Effective Agreement
         ----------------------------------

         (a) FSF has all requisite corporate power and authority to enter into and (subject to receipt of all necessary governmental approvals and the receipt of approval of the FSF shareholders of this Agreement and the Plan of Merger) to perform all of its obligations under this Agreement and the Plan of Merger. The execution and delivery of this Agreement and the Plan of Merger, and consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action, except, in the case of this Agreement and the Plan of Merger, the approval of the FSF shareholders pursuant to and to the extent required by applicable law. This Agreement and the Plan of Merger constitute legal, valid and binding obligations of FSF, and each is enforceable against FSF in accordance with its terms, in each such case subject to (i) bankruptcy, fraudulent transfer, insolvency, moratorium, reorganization, conservatorship, receivership, or other similar laws from time to time in effect relating to or affecting the enforcement of the rights of creditors of FDIC-insured institutions or the enforcement of creditors' rights generally; and (ii) general principles of equity (whether applied in a court of law or in equity).

         (b) Neither the execution and delivery of this Agreement or the Plan of Merger, nor consummation of the transactions contemplated hereby or thereby, nor compliance by FSF with any of the provisions hereof or thereof, shall (i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of FSF or any FSF Subsidiary, (ii) to the knowledge of FSF, constitute or result in a breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of FSF or any FSF Subsidiary pursuant to, any note, bond, mortgage, indenture, license, permit, contract, agreement or other instrument or obligation, or (iii) subject to receipt of all required governmental approvals, violate any order, writ, injunction, decree, statute, rule or regulation applicable to FSF or any FSF Subsidiary.

         (c) Other than consents or approvals required from, or notices to, regulatory authorities as provided in Section 5.4(b), no notice to, filing with, or consent of, any public body or authority is necessary for the consummation by FSF of the Merger and the other transactions contemplated in this Agreement.

3.6      Securities Filings; Financial Statements; Statements True
         ---------------------------------------------------------

         (a) FSF has timely filed all Securities Documents required by the Securities Laws to be filed since September 30, 2000. FSF has Disclosed or made available to MidCountry a true and complete copy of each Securities Document filed by FSF with the Commission after September 30, 2000 and prior to the date hereof, which are all of the Securities Documents that FSF was required to file during such period. As of their respective dates of filing (or if amended or superseded by a filing prior to the date hereof, on the date of such filing), such Securities Documents complied with the Securities Laws as then in effect, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (b) The Financial Statements of FSF fairly present or will fairly present, as the case may be, the consolidated financial position of FSF and the FSF Subsidiaries as of the dates indicated and the consolidated statements of income and retained earnings, changes in shareholders' equity and statements of cash flows for the periods then ended (subject, in the case of unaudited interim statements, to the absence of notes and to normal year-end adjustments that are not material in amount or effect) in conformity with GAAP applied on a consistent basis.


         (c) No statement, certificate, instrument or other writing furnished or to be furnished hereunder by FSF or any FSF Subsidiary to MidCountry contains or will contain any untrue statement of a material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.7      Minute Books
         ------------

         The minute books of FSF and each of the FSF Subsidiaries contain or will contain at Closing accurate records of all meetings and other corporate actions of their respective shareholders and Boards of Directors (including committees of the Board of Directors), and the signatures contained therein are the true signatures of the persons whose signatures they purport to be.

3.8      Adverse Change
         --------------

         Since September 30, 2003, FSF and the FSF Subsidiaries have not incurred any liability, whether accrued, absolute or contingent, except as disclosed in the most recent FSF Financial Statements, or except as disclosed in Securities Documents filed prior to the date hereof, or entered into any transactions with Affiliates, in each case other than in the ordinary course of business consistent with past practices, nor has there been any change or any fact or event involving a prospective change in the business, financial condition, results of operations or business prospects of FSF or any of the FSF Subsidiaries that has had or is reasonably likely to have a Material Adverse Effect on FSF taken as a whole.

3.9      Absence of Undisclosed Liabilities
         ----------------------------------

         All liabilities (including contingent liabilities) of FSF and the FSF Subsidiaries are disclosed in the most recent Financial Statements of FSF or are normally recurring business obligations incurred in the ordinary course of its business since the date of FSF's most recent Financial Statements.

3.10     Properties
         ----------

         (a) FSF and the FSF Subsidiaries have good and marketable title, free and clear of all liens, encumbrances, charges, defaults or equitable interests, to all of the properties and assets, real and personal, tangible and intangible, reflected on the consolidated balance sheet included in the Financial Statements of FSF as of September 30, 2003 or acquired after such date, except for (i) liens for current taxes not yet due and payable, (ii) pledges to secure deposits and other liens incurred in the ordinary course of banking business, (iii) such imperfections of title, easements and encumbrances, if any, as are not material in character, amount or extent, (iv) dispositions and encumbrances for adequate consideration in the ordinary course of business, or (v) matters otherwise reflected in the consolidated financial statements of FSF.

         (b) All leases and licenses pursuant to which FSF or any FSF Subsidiary, as lessee or licensee, leases or licenses rights to real or personal property are valid and enforceable against

FSF or the FSF Subsidiary in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or other laws affecting the enforceability of creditors' rights generally and except for general principles of equity (whether applied in a court of law or in equity).

3.11     Environmental Matters
         ---------------------

         (a) FSF and the FSF Subsidiaries are and at all times have been in compliance with all Environmental Laws. Neither FSF nor any FSF Subsidiary has received any communication alleging that FSF or an FSF Subsidiary is not in such compliance, and there are no present circumstances that would prevent or interfere with the continuation of such compliance.

         (b) There are no pending Environmental Claims, neither FSF nor any FSF Subsidiary has received notice of any pending Environmental Claims, and, to the knowledge of FSF, there are no conditions or facts existing which might reasonably be expected to result in legal, administrative, arbitral or other proceedings asserting Environmental Claims or other claims, causes of action or governmental investigations of any nature seeking to impose, or that could result in the imposition of, any liability arising under any Environmental Laws upon (i) FSF or any FSF Subsidiary, (ii) any person or entity whose liability for any Environmental Claim FSF or any FSF Subsidiary has or may have retained or assumed, either contractually or by operation of law, (iii) any real or personal property owned or leased by FSF or any FSF Subsidiary, or any real or personal property which FSF or any FSF Subsidiary has or is judged to have managed or supervised or participated in the management of, or (iv) any real or personal property in which FSF or any FSF Subsidiary holds a security interest securing a loan recorded on the books of FSF or any FSF Subsidiary. Neither FSF nor any FSF Subsidiary is subject to any agreement, order, judgment, decree or memorandum by or with any court, governmental authority, regulatory agency or third party imposing any liability under any Environmental Laws.

         (c) To the knowledge of FSF, FSF and the FSF Subsidiaries are in compliance with all recommendations contained in any environmental audits, analyses and surveys received by FSF relating to all real and personal property owned or leased by FSF or any FSF Subsidiary and all real and personal property of which FSF or any FSF Subsidiary has or is judged to have managed or supervised or participated in the management of.

         (d) To the knowledge of FSF, there are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably form the basis of any Environmental Claim, or other claim or action or governmental investigation that could result in the imposition of any liability arising under any Environmental Laws, against FSF or any FSF Subsidiary or against any person or entity whose liability for any Environmental Claim FSF or any FSF Subsidiary has or may have retained or assumed, either contractually or by operation of law.

3.12     Loans; Allowance for Loan Losses
         --------------------------------

         (a) All of the loans on the books of FSF and the FSF Subsidiaries are valid and properly documented and were made in the ordinary course of business, and the security therefor, if any, is properly perfected. Neither the terms of such loans, nor any of the loan documentation, nor the manner in which such loans have been administered and serviced, nor FSF's procedures and practices of approving or rejecting loan applications, violates any federal, state or local law, rule, regulation or ordinance applicable thereto, including, without limitation, the TILA, Regulations O and Z of the Federal Reserve Board, the CRA, the Equal Credit Opportunity Act, as amended, and state laws, rules and regulations relating to consumer protection, installment sales and usury.

         (b) The allowances for loan losses reflected on the consolidated balance sheets included in the Financial Statements of FSF are, in the reasonable good faith judgment of management of FSF, adequate as of their respective dates under the requirements of GAAP and applicable regulatory requirements and guidelines.

3.13     Tax Matters
         -----------

         (a) FSF and the FSF Subsidiaries and each of their predecessors have timely filed (or requests for extensions have been timely filed and any such extensions either are pending or have been granted and have not expired) all federal, state and local (and, if applicable, foreign) tax returns required by applicable law to be filed by them (including, without limitation, estimated tax returns, income tax returns, information returns, and withholding and employment tax returns) and have paid, or where payment is not required to have been made, have set up an adequate reserve or accrual for the payment of, all taxes required to be paid in respect of the periods covered by such returns and, as of the Effective Time, will have paid, or where payment is not required to have been made, will have set up an adequate reserve or accrual for the payment of, all taxes for any subsequent periods ending on or prior to the Effective Time. FSF and the FSF Subsidiaries have paid, or where payment is not required to have been made have set up an adequate reserve or accrual for payment of, all taxes required to be paid or accrued for the preceding or current fiscal year for which a return is not yet due.

         (b) All federal, state and local (and, if applicable, foreign) tax returns filed by FSF and the FSF Subsidiaries are complete and accurate. Neither FSF nor any FSF Subsidiary is delinquent in the payment of any tax, assessment or governmental charge. No deficiencies for any tax, assessment or governmental charge have been proposed, asserted or assessed (tentatively or otherwise) against FSF or any FSF Subsidiary which have not been settled and paid. There are currently no agreements in effect with respect to FSF or any FSF Subsidiary to extend the period of limitations for the assessment or collection of any tax. No audit examination or deficiency or refund litigation with respect to such returns is pending.

         (c) Deferred taxes have been provided for in accordance with GAAP consistently applied.

         (d) Neither FSF nor any of the FSF Subsidiaries is a party to any tax allocation or sharing agreement or has been a member of an affiliated group filing a consolidated federal income tax return (other than a group the common parent of which was FSF or a FSF subsidiary) or has any liability for taxes of any person (other than FSF and the FSF Subsidiaries) under Treasury Regulation
Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor or by contract or otherwise.

         (e) Each of FSF and the FSF Subsidiaries is in compliance with, and its records contain all information and documents (including properly completed IRS Forms W-9) necessary to comply with, all applicable information reporting and tax withholding requirements under federal, state, and local tax laws, and such records identify with specificity all accounts subject to backup withholding under Section 3406 of the Code.

         (f) Neither FSF nor any of the FSF Subsidiaries has made any payments, is obligated to make any payments, or is a party to any contract that could obligate it to make any payments that would be disallowed as a deduction under
Section 280G or 162(m) of the Code.


3.14     Employees; Compensation; Benefit Plans
         --------------------------------------

         (a) Compensation.  FSF has Disclosed a complete and correct list of the
             ------------
name, age, position, rate of compensation and any incentive compensation arrangements, bonuses or commissions or fringe or other benefits, whether payable in cash or in kind, of each director, shareholder, independent contractor, consultant and agent of FSF and of each FSF Subsidiary and each other person (in each case other than as an employee) to whom FSF or any FSF Subsidiary pays or provides, or has an obligation, agreement (written or unwritten), policy or practice of paying or providing, retirement, health, welfare or other benefits of any kind or description whatsoever.

         (b) Employee Benefit Plans.
             ----------------------

                  (i) FSF has Disclosed an accurate and complete list of all Plans, as defined below, contributed to, maintained or sponsored by FSF or any FSF Subsidiary, to which FSF or any FSF Subsidiary is obligated to contribute or has any liability or potential liability, whether direct or indirect, including all Plans contributed to, maintained or sponsored by each member of the controlled group of corporations, within the meaning of Sections 414(b), 414(c), 414(m) and 414(o) of the Code, of which FSF or any FSF Subsidiary is a member. For purposes of this Agreement, the term "Plan" shall mean a plan, arrangement, agreement or program described in the foregoing provisions of this Section 3.14(b)(i) and which is: (A) a profit-sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, severance, welfare or incentive plan, agreement or arrangement, whether or not funded and whether or not terminated (only if such Plan has assets or liabilities), (B) an employment agreement, (C) a personnel policy or fringe benefit plan, policy, program or arrangement providing for benefits or perquisites to current or former employees, officers, directors or agents, whether or not funded, and whether or not terminated, including, without limitation, benefits relating to automobiles, clubs, vacation, child care, parenting, sabbatical, sick leave, severance, medical, dental, hospitalization, life insurance and other types of insurance, or (D) any other employee benefit plan as defined in Section 3(3) of ERISA, whether or not funded and whether or not terminated.

                  (ii) Neither FSF nor any FSF Subsidiary contributes to, has an obligation to contribute to or otherwise has any liability or potential liability with respect to (A) any multiemployer plan as defined in Section 3(37) of ERISA, (B) any plan of the type described in Sections 4063 and 4064 of ERISA or in Section 413 of the Code (and regulations promulgated thereunder), or (C) any plan which provides health, life insurance, accident or other "welfare-type" benefits to current or future retirees or former employees or directors, their spouses or dependents, other than in accordance with Section 4980B of the Code or applicable state continuation coverage law.

                  (iii) None of the Plans obligates FSF or any FSF Subsidiary to pay separation, severance, termination or similar-type benefits solely as a result of any transaction contemplated by this Agreement or solely as a result of a "change in control," as such term is used in
          Section 280G of the Code (and regulations promulgated thereunder).

                  (iv) Each Plan, and all related trusts, insurance contracts and funds, has been maintained, funded and administered in compliance in all material respects with its own terms and in compliance in all material respects with all applicable laws and regulations, including but not limited to ERISA and the Code. No actions, suits, claims, complaints, charges, proceedings, hearings, examinations, investigations, audits or demands with respect to the Plans (other than routine claims for benefits) are pending or threatened, and there are no facts which could give rise to or be expected to give rise to any actions, suits, claims, complaints, charges, proceedings, hearings, examinations, investigations, audits or demands. No Plan that is subject to the funding requirements of Section 412 of the Code or Section 302 of ERISA has incurred any "accumulated funding deficiency" as such term is defined in such Sections of ERISA and the Code, whether or not waived, and each Plan has always fully met the funding standards required under Title I of ERISA and Section 412 of the Code. No liability to the Pension Benefit Guaranty Corporation ("PBGC") (except for routine payment of premiums) has been or is expected to be incurred with respect to any Plan that is subject to Title IV of ERISA, no reportable event (as such term is defined in Section 4043 of ERISA) has occurred with respect to any such Plan, and the PBGC has not commenced or threatened the termination of any Plan. None of the assets of FSF or any FSF Subsidiary is the subject of any lien arising under Section 302(f) of ERISA or Section 412(n) of the Code, neither FSF nor any FSF Subsidiary has been required to post any security pursuant to Section 307 of ERISA or
          Section 401(a)(29) of the Code, and there are no facts which could be expected to give rise to such lien or such posting of security. No event has occurred and no condition exists that would subject FSF or any FSF Subsidiary to any tax under Sections 4971, 4972, 4976, 4977 or 4979 of the Code or to a fine or penalty under Section 502(c) of ERISA.

                  (v) Each Plan that is intended to be qualified under Section 401(a) of the Code, and each trust (if any) forming a part thereof, has received a favorable determination letter from the IRS as to the qualification under the Code of such Plan and the tax exempt status of such related trust, and nothing has occurred since the date of such determination letter that could adversely affect the qualification of such Plan or the tax exempt status of such related trust.

                  (vi) No underfunded "defined benefit plan" (as such term is defined in Section 3(35) of ERISA) has been, during the five years preceding the Closing Date, transferred out of the controlled group of corporations (within the meaning of Sections 414(b), (c), (m) and (o) of the Code) of which FSF or any FSF Subsidiary is a member or was a member during such five-year period.

                  (vii) As of September 30, 2003, the fair market value of the assets of each Plan that is a tax qualified defined benefit plan equaled or exceeded, and as of the Closing Date will equal or exceed, the present value of all vested and nonvested liabilities thereunder determined in accordance with reasonable actuarial methods, factors and assumptions applicable to a defined benefit plan on an ongoing basis. With respect to each Plan that is subject to the funding requirements of Section 412 of the Code and Section 302 of ERISA, all required contributions for all periods ending prior to or as of the Closing Date (including periods from the first day of the then-current plan year to the Closing Date and including all quarterly contributions required in accordance with Section 412(m) of the Code) shall have been made. With respect to each other Plan, all required payments, premiums, contributions, reimbursements or accruals for all periods ending prior to or as of the Closing Date shall have been made. As of September 30, 2003, no tax qualified Plan has any unfunded liabilities. The FSF ESOP has no unpaid debt in connection with the acquisition of shares of FSF Common Stock, and there is no suspense account maintained under the FSF ESOP.

                  (viii) No prohibited transaction (which shall mean any transaction prohibited by Section 406 of ERISA and not exempt under
          Section 408 of ERISA or Section 4975 of the Code, whether by statutory, class or individual exemption) has occurred with respect to any Plan which would result in the imposition, directly or indirectly, of any excise tax, penalty or other liability under Section 4975 of the Code or Section 409 or 502(i) of ERISA. Neither FSF nor, to the best knowledge of FSF, any FSF Subsidiary, any trustee, administrator or other fiduciary of any Plan, or any agent of any of the foregoing has engaged in any transaction or acted or failed to act in a manner that could subject FSF or any FSF Subsidiary to any liability for breach of fiduciary duty under ERISA or any other applicable law.

                  (ix) With respect to each Plan, all reports and information required to be filed with any government agency or distributed to Plan participants and their beneficiaries have been duly and timely filed or distributed.

                  (x) FSF and each FSF Subsidiary has been and is presently in compliance with all of the requirements of Section 4980B of the Code.

                  (xi) Neither FSF nor any FSF Subsidiary has a liability as of September 30, 2003 under any Plan that, to the extent disclosure is required under GAAP, is not reflected on the consolidated balance sheet included in the Financial Statements of FSF as of September 30, 2003 or otherwise Disclosed.

                  (xii) Neither the consideration nor implementation of the transactions contemplated under this Agreement will increase (A) FSF's or any FSF Subsidiary's obligation to make contributions or any other payments to fund benefits accrued under the Plans as of the date of this Agreement or (B) the benefits accrued or payable with respect to any participant under the Plans (except to the extent benefits may be deemed increased by accelerated vesting, accelerated allocation of previously unallocated Plan assets or by the conversion of all stock options in accordance with Section 2.9 hereof).

                  (xiii) With respect to each Plan, FSF has Disclosed or made available to MidCountry, true, complete and correct copies of (A) all documents pursuant to which the Plans are maintained, funded and administered, including summary plan descriptions, (B) the three most recent annual reports (Form 5500 series) filed with the IRS (with attachments), (C) the three most recent actuarial reports, if any, (D) the three most recent financial statements, (E) all governmental filings for the last three years, including, without limitation, excise tax returns and reportable events filings, and (F) all governmental rulings, determinations, and opinions (and pending requests for governmental rulings, determinations, and opinions) during the past three years.

                  (xiv) Each of the Plans as applied to FSF and any FSF Subsidiary may be amended or terminated at any time by action of FSF's Board of Directors, or such FSF's Subsidiary's Board of Directors, as the case may be, or a committee of such Board of Directors or duly authorized officer, in each case subject to the terms of the Plan and compliance with applicable laws and regulations (and limited, in the case of multiemployer plans, to termination of the participation of FSF or a FSF Subsidiary thereunder).

3.15     Certain Contracts
         -----------------

         (a) Neither FSF nor any FSF Subsidiary is a party to, is bound or affected by, or receives benefits under (i) any agreement, arrangement or commitment, written or oral, the default of which would have a Material Adverse Effect, whether or not made in the ordinary course of business (other than loans or loan commitments made or certificates or deposits received in the ordinary course of the banking business) outstanding on the date hereof, or any agreement restricting its business activities, including, without limitation, agreements or memoranda of understanding with regulatory authorities, (ii) any agreement, indenture or other instrument, written or oral, relating to the borrowing of money by FSF or any FSF Subsidiary or the guarantee by FSF or any FSF Subsidiary of any such obligation, which cannot be terminated within less than 30 days after the Closing Date by FSF or any FSF Subsidiary (without payment of any penalty or cost, except with respect to Federal Home Loan Bank advances), (iii) any agreement, arrangement or commitment, written or oral, relating to the employment of a consultant, independent contractor or agent, or the employment, election or retention in office of any present or former director or officer, which cannot be terminated within less than 30 days after the Closing Date by FSF or any FSF Subsidiary (without payment of any penalty or cost), or that provides benefits which are contingent, or the application of which is altered, upon the occurrence of a transaction involving FSF of the nature contemplated by this Agreement, or (iv) any agreement or plan, written or oral, including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. Each matter Disclosed pursuant to this Section 3.15(a) is in full force and effect as of the date hereof.

         (b) Neither FSF nor any FSF Subsidiary is in default under any material agreement, commitment, arrangement, lease, insurance policy, or other instrument, whether entered into in the ordinary course of business or otherwise and whether written or oral, and there has not occurred any event that, with the lapse of time or giving of notice or both, would constitute such a default.

3.16     Legal Proceedings; Regulatory Approvals
         ---------------------------------------

         There are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the knowledge of FSF, threatened against FSF or any FSF Subsidiary or against any asset, interest, plan or right of FSF or any FSF Subsidiary, or, to the knowledge of FSF, against any officer, director or employee of any of them in their capacity as such. There are no actions, suits or proceedings instituted, pending or, to the knowledge of FSF, threatened against any present or former director or officer of FSF or any FSF Subsidiary that would reasonably be expected to give rise to a claim against FSF or any FSF Subsidiary for indemnification. There are no actual or, to the knowledge of FSF, threatened actions, suits or proceedings which present a claim to restrain or prohibit the transactions contemplated herein. To the knowledge of FSF, no fact or condition relating to FSF or any FSF Subsidiary exists (including, without limitation, noncompliance with the CRA) that would prevent FSF or MidCountry from obtaining all of the federal and state regulatory approvals contemplated herein.

3.17     Compliance with Laws; Filings
         -----------------------------

         Each of FSF and each FSF Subsidiary is in compliance with all statutes and regulations (including, but not limited to, the CRA, the TILA and regulations promulgated thereunder, and other consumer banking laws), and has obtained and maintained all permits, licenses and registrations applicable to the conduct of its business, and neither FSF nor any FSF Subsidiary has received notification that has not lapsed, been withdrawn or abandoned by any agency or department of federal, state or local government (i) asserting a violation or possible violation of any such statute or regulation, (ii) threatening to revoke any permit, license, registration, or other government authorization, or (iii) restricting or in any way limiting its operations (other than general regulatory restrictions applicable to similarly-situated federal savings banks and their holding companies generally). Neither FSF nor any FSF Subsidiary is subject to any regulatory or supervisory cease and desist order, agreement, directive, memorandum of understanding or commitment, and none of them has received any communication requesting that it enter into any of the foregoing. Since September 30, 2000, FSF and each of the FSF Subsidiaries has filed all reports, registrations, notices and statements, and any amendments thereto, that it was required to file with federal and state regulatory authorities, including, without limitation, the OTS, Commission, FDIC, Federal Reserve Board and
applicable state regulators. Each such report, registration, notice and statement, and each amendment thereto, complied with applicable legal requirements.

3.18     Brokers and Finders
         -------------------

         Neither FSF nor any FSF Subsidiary, nor any of their respective officers, directors or employees, has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with the transactions contemplated herein, or in the Plan of Merger, except for an obligation to the Financial Advisor, the nature and extent of which has been Disclosed, for investment banking services, and except for fees to accountants and lawyers.

3.19     Repurchase Agreements; Derivatives
         ----------------------------------

         (a) With respect to all agreements currently outstanding pursuant to which FSF or any FSF Subsidiary has purchased securities subject to an agreement to resell, FSF or the FSF Subsidiary has a valid, perfected first lien or security interest in the securities or other collateral securing such agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby. With respect to all agreements currently outstanding pursuant to which FSF or any FSF Subsidiary has sold securities subject to an agreement to repurchase, neither FSF nor the FSF Subsidiary has pledged collateral having a value at the time of entering into such pledge in excess of the amount of the debt secured thereby. Neither FSF nor any FSF Subsidiary has pledged collateral having a value at the time of entering into such pledge in excess of the amount required under any interest rate swap or other similar agreement currently outstanding.

         (b) Neither FSF nor any FSF Subsidiary is a party to or has agreed to enter into an exchange-traded or over-the-counter swap, forward, future, option, cap, floor, or collar financial contract, or any other interest rate or foreign currency protection contract not included on its balance sheets in the Financial Statements, which is a financial derivative contract (including various combinations thereof), except for options and forwards entered into in the ordinary course of its mortgage lending business, liquidity management and interest rate risk management, in each case consistent with past practice and current policy.

3.20     Deposit Accounts
         ----------------

         The deposit accounts of the FSF Subsidiaries that are depository institutions are insured by the FDIC to the maximum extent permitted by federal law, and the FSF Subsidiaries have paid all premiums and assessments and filed all reports required to have been paid or filed under all rules and regulations applicable to the FDIC.

3.21     Related Party Transactions
         --------------------------

         FSF has Disclosed all existing transactions, investments and loans, including loan guarantees existing as of the date hereof, to which FSF or any FSF Subsidiary is a party with any director, executive officer or 5% shareholder of FSF or any person, corporation, or enterprise controlling, controlled by or under common control with any of the foregoing. All such transactions, investments and loans are on terms no less favorable to FSF than could be obtained from unrelated parties.

3.22     Certain Information
         -------------------

         When the Proxy Statement is mailed, and at the time of the meeting of shareholders of FSF to vote on the Plan of Merger, the Proxy Statement and all amendments or supplements thereto, with respect to all information set forth therein provided by FSF, (i) shall comply with the applicable provisions of the Securities Laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

3.23     Regulatory Matters
         ------------------

         Neither FSF nor any FSF Subsidiary has taken or agreed to take any action which would or could reasonably be expected to materially impede or delay receipt of any consents of regulatory authorities referred to in Section 5.4(b).

3.24     State Takeover Laws
         -------------------

         FSF and each FSF Subsidiary have taken all necessary action to exempt the transactions contemplated by this Agreement from any applicable moratorium, fair price, business combination, control share or other anti-takeover laws, and no such laws shall be activated or applied as a result of such transactions.

3.25     Labor Relations
         ---------------

         Neither FSF nor any FSF Subsidiary is the subject of any claim or allegation that it has committed an unfair labor practice (within the meaning of the National Labor Relations Act or comparable state law) or seeking to compel it to bargain with any labor organization as to wages or conditions of employment, nor is FSF or any FSF Subsidiary party to any collective bargaining agreement. There is no strike or other labor dispute involving FSF or any FSF Subsidiary, pending or threatened, or to the knowledge of FSF, is there any activity involving any employees of FSF or any FSF Subsidiary seeking to certify a collective bargaining unit or engaging in any other organization activity.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                            OF MIDCOUNTRY AND INTERIM

         MidCountry and Interim represent and warrant to FSF as follows (the representations and warranties herein of MidCountry and Interim are made subject to the applicable standard set forth in Section 6.2(a), and no such representation or warranty shall be deemed to be inaccurate unless the inaccuracy would permit FSF to refuse to consummate the Merger under such applicable standard):

4.1      Capital Structure of MidCountry
         -------------------------------

         The authorized capital stock of MidCountry consists of 50,000,000 shares of MidCountry Common Stock, no par value per share, and 25,000,000 shares of MidCountry Preferred Stock. All outstanding shares of MidCountry capital stock have been duly authorized and are validly issued, fully paid and nonassessable.

4.2      Organization, Standing and Authority of MidCountry
         --------------------------------------------------

         (a) MidCountry is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, with full corporate power and authority to carry on its business as now conducted and to own, lease and operate its assets, and is duly qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification. MidCountry and each company controlling it is registered as a savings and loan holding company under Section 10 of HOLA. Neither MidCountry nor any company controlling it holds any investment or engages in any activity not permissible for a savings and loan holding company under Section 10 of HOLA.

         (b) Interim is a corporation, duly organized, validly existing and in good standing under the laws of the State of Minnesota.

4.3      Authorized and Effective Agreement
         ----------------------------------

         (a) MidCountry and Interim have all requisite corporate power and authority to enter into, deliver and (subject to receipt of all necessary government approvals) perform all of its obligations under this Agreement and the Plan of Merger. The execution and delivery of this Agreement and the Plan of Merger and consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of MidCountry and Interim. This Agreement and the Plan of Merger attached hereto constitute legal, valid and binding obligations of MidCountry and Interim, and each is enforceable against MidCountry and Interim in accordance with its terms, in each case subject to (i) bankruptcy, insolvency, moratorium, reorganization, conservatorship, receivership or other similar laws in effect from time to time relating to or affecting the enforcement of the rights of creditors; and (ii) general principles of equity.

         (b) Neither the execution and delivery of this Agreement or the Plan of Merger, nor consummation of the transactions contemplated hereby, nor compliance by MidCountry and Interim with any of the provisions hereof or thereof shall (i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of MidCountry or any MidCountry Subsidiary, (ii) constitute or result in a breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of MidCountry or any MidCountry Subsidiary pursuant to, any note, bond, mortgage, indenture, license, agreement or other instrument or obligation, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to MidCountry or any MidCountry Subsidiary.

         (c) Other than consents or approvals required from, or notices to, regulatory authorities as provided in Section 5.4(b), no notice to, filing with, or consent of, any public body or authority is necessary for the consummation by MidCountry or Interim of the Merger and the other transactions contemplated in this Agreement.

4.4      Organization, Standing and Authority of MidCountry Subsidiaries
         ---------------------------------------------------------------

         Each of the MidCountry Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized. MidCountry owns, directly or indirectly, all of the issued and outstanding shares of capital stock of each of the MidCountry Subsidiaries. Each of the MidCountry Subsidiaries (i) has full power and authority to carry on its business as now conducted and to own, lease and operate its assets, and (ii) is duly qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification. Each MidCountry Subsidiary is only engaged in activities permissible for subsidiaries of savings and loan holding companies under Section 10 of HOLA.

4.5      Certain Information
         -------------------

         When the Proxy Statement is mailed, and at all times subsequent to such mailing up to and including the time of the meeting of shareholders of FSF to vote on the Merger, the Proxy Statement and all amendments or supplements thereto, with respect to all information set forth therein relating to MidCountry, (i) shall comply with the applicable provisions of the Securities Laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

4.6      Regulatory Matters
         ------------------

         Neither MidCountry nor any MidCountry Subsidiary has taken or agreed to take any action which would or could reasonably be expected to impede or delay receipt of any consents of regulatory authorities referred to in Section 5.4(b).

4.7      Financial Ability
         -----------------

         (a) Immediately prior to the Effective Time, MidCountry will have adequate financial resources and cash available to consummate the transactions contemplated by this Agreement and the Plan of Merger.

         (b) Section 4.7 of the MidCountry Disclosure Memorandum contains a complete and accurate description of the financing arrangements to be used by MidCountry to complete the transactions contemplated by this Agreement (the "Financing"). The Financing is sufficient in amount and nature for MidCountry to obtain all required regulatory approvals.

4.8      Minute Books
         ------------

         The minute books of MidCountry and each of the MidCountry Subsidiaries contain or will contain at Closing accurate records of all meetings and other corporate actions of their respective shareholders and Boards of Directors (including committees of the Board of Directors), and the signatures contained therein are the true signatures of the persons whose signatures they purport to be.

4.9      Adverse Change
         --------------

         Since September 30, 2003, MidCountry and the MidCountry Subsidiaries have not incurred any liability, whether accrued, absolute or contingent, except as disclosed in the most recent MidCountry Financial Statements, or entered into any transactions with Affiliates, in each case other than in the ordinary course of business consistent with past practices, nor has there been any adverse change or any fact or event involving a prospective adverse change in the business, financial condition, results of operations or business prospects of MidCountry or any of the MidCountry Subsidiaries.

4.10     Absence of Undisclosed Liabilities
         ----------------------------------

         All liabilities (including contingent liabilities) of MidCountry and the MidCountry Subsidiaries are disclosed in the most recent Financial Statements of MidCountry or are normally recurring business obligations incurred in the ordinary course of its business since the date of MidCountry's most recent Financial Statements.

4.11     Allowance for Loan Losses
         -------------------------

         The allowances for loan losses reflected on the consolidated balance sheets included in the Financial Statements of MidCountry are adequate as of their respective dates under the requirements of GAAP and applicable regulatory requirements and guidelines.

4.12     Legal Proceedings; Regulatory Approvals
         ---------------------------------------

         There are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the knowledge of MidCountry, threatened against MidCountry or any MidCountry Subsidiary or against any asset, interest, plan or right of MidCountry or any MidCountry Subsidiary, or, to the knowledge of MidCountry, against any officer, director or employee of any of them in their capacity as such. There are no actions, suits or proceedings instituted, pending or, to the knowledge of MidCountry, threatened against any present or former director or officer of MidCountry or any MidCountry Subsidiary that would reasonably be expected to give rise to a claim against MidCountry or any MidCountry Subsidiary for indemnification. There are no actual or, to the knowledge of MidCountry, threatened actions, suits or proceedings which present a claim to restrain or prohibit the transactions contemplated herein. To the knowledge of MidCountry, no fact or condition relating to MidCountry or any MidCountry Subsidiary exists (including, without limitation, noncompliance with the CRA) that would prevent FSF or MidCountry from obtaining all of the federal and state regulatory approvals contemplated herein.

4.13     Compliance with Laws; Filings
         -----------------------------

         Each of MidCountry and each MidCountry Subsidiary is in compliance with all statutes and regulations (including, but not limited to, the CRA, the TILA and regulations promulgated thereunder, and other consumer banking laws), and has obtained and maintained all permits, licenses and registrations applicable to the conduct of its business, and neither MidCountry nor any MidCountry Subsidiary has received notification that has not lapsed, been withdrawn or abandoned by any agency or department of federal, state or local government (i) asserting a violation or possible violation of any such statute or regulation,
(ii) threatening to revoke any permit, license, registration, or other government authorization, or (iii) restricting or in any way limiting its operations. Neither MidCountry nor any MidCountry Subsidiary is subject to any regulatory or supervisory cease and desist order, agreement, directive, memorandum of understanding or commitment, and none of them has received any communication requesting that it enter into any of the foregoing. Since September 30, 1999, MidCountry and each of the MidCountry Subsidiaries has filed all reports, registrations, notices and statements, and any amendments thereto, that it was required to file with federal and state regulatory authorities, including, without limitation, the OTS, Commission, FDIC, Federal Reserve Board and applicable state regulators. Each such report, registration, notice and statement, and each amendment thereto, complied with applicable legal requirements.

4.14     Deposit Accounts
         ----------------

         The deposit accounts of the MidCountry Subsidiaries that are depository institutions are insured by the FDIC to the maximum extent permitted by federal law, and the MidCountry Subsidiaries have paid all premiums and assessments and filed all reports required to have been paid or filed under all rules and regulations applicable to the FDIC.

                                   ARTICLE V
                                   COVENANTS

5.1      FSF Shareholder Meeting
         -----------------------

         The Board of Directors of FSF agrees that it shall, at the time the Proxy Statement is mailed to the shareholders of FSF, recommend that FSF's shareholders vote for such approval; provided, that the Board of Directors of FSF may withdraw or refuse to make such recommendation only if the Board of Directors shall determine in good faith that such recommendation should not be made in light of its fiduciary duty to FSF's shareholders after (i) consultation with legal counsel or (ii) either (A) the withdrawal by the Financial Advisor of its opinion referred to in Section 3.27 or (B) the delivery to the Board of Directors of written advice from the Financial Advisor that the Merger
Consideration is either not fair or inadequate to the FSF shareholders from a financial point of view.

5.2      Proxy Statement
         ---------------

         FSF shall file a preliminary Proxy Statement with the Commission within 15 days after receipt by FSF of reasonable assurance that MidCountry has obtained commitments, in a form reasonably acceptable to FSF, for at least 50% of the Financing. FSF agrees to hold the meeting of FSF shareholders for the purpose of approving this Agreement and the Plan of Merger within 60 days of receipt of clearance from the Commission of the Proxy Statement. FSF shall use their reasonable best efforts to cause the Proxy Statement to be approved by the Commission for mailing to the FSF shareholders, and such Proxy Statement shall, on the date of mailing, conform in all material respects to the requirements of the Securities Laws and the applicable rules and regulations of the Commission thereunder. FSF shall cause the Proxy Statement to be mailed to shareholders in accordance with all applicable notice requirements under the Securities Laws and the MBCA.

5.3      Plan of Merger
         --------------

         At the Effective Time, the Merger shall be effected in accordance with the Plan of Merger. In connection therewith, MidCountry acknowledges that it (i) has adopted the Plan of Merger, and (ii) will pay or cause to be paid when due the Merger Consideration.

5.4      Additional Acts
         ---------------

(a) FSF agrees to take such actions requested by MidCountry as may be reasonably necessary to modify the structure of, or to substitute parties to (so long as such substitute is MidCountry or a MidCountry Subsidiary) the transactions contemplated hereby, provided that such modifications do not change the Merger Consideration or abrogate the covenants and other agreements contained in this Agreement, including, without limitation, the covenant not to take any action that would delay or impair the prospects of completing the Merger pursuant to this Agreement and the Plan of Merger.

(b) As promptly as practicable after the date hereof but in no event more than 30 days from the date of this Agreement, MidCountry and FSF shall submit notice or applications for prior approval of the transactions contemplated herein to the OTS and any other federal, state or local government agency, department or body to which notice is required or from which approval is required for consummation of the Merger and the other transactions contemplated hereby. FSF and MidCountry each represents and warrants to the other that all information included (or submitted for inclusion) concerning it, its respective Subsidiaries, and any of its respective directors, officers and shareholders, shall be true, correct and complete in all material respects as of the date presented.

5.5      Best Efforts
         ------------

         Each of MidCountry and FSF shall use, and shall cause each of their respective Subsidiaries to use, its best efforts in good faith to (i) furnish such information as may be required in connection with and otherwise cooperate in the preparation and filing of the documents referred to in Sections 5.2 and
5.4 or elsewhere herein, and (ii) take or cause to be taken all action necessary or desirable on its part to fulfill the conditions in Article VI, and to consummate the transactions herein contemplated at the earliest possible date. Neither MidCountry nor FSF shall take, or cause, or to the best of its ability permit to be taken, any action that would substantially delay or impair the prospects of completing the Merger pursuant to this Agreement and the Plan of Merger.

5.6      Certain Accounting Matters
         --------------------------

         FSF shall cooperate with MidCountry concerning accounting and financial matters necessary or appropriate to facilitate the Merger (taking into account MidCountry's policies, practices and procedures), including, without limitation, issues arising in connection with record keeping, loan classification, valuation adjustments, levels of loan loss reserves and other accounting practices;
provided, that any action taken pursuant to this Section 5.6 shall be in accordance with GAAP and all regulations applicable to FSF, shall not be deemed to constitute or result in the breach of any representation or warranty of FSF contained in this Agreement and shall not be taken until such time as all of the conditions to MidCountry's obligations to close have been satisfied or waived.

5.7      Access to Information
         ---------------------

         FSF and MidCountry will each keep the other advised of all material developments relevant to its business and the businesses of its Subsidiaries, and to consummation of the Merger, and each shall provide to the other, upon request, reasonable details of any such development. Upon reasonable notice, FSF shall afford to representatives of MidCountry reasonable access, during normal business hours during the period prior to the Effective Time, to all of the properties, books, contracts, commitments and records of FSF and the FSF Subsidiaries and, during such period, shall make available all information concerning their businesses as may be reasonably requested. No investigation pursuant to this Section 5.7 shall affect or be deemed to modify any representation or warranty made by, or the conditions to the obligations hereunder of, either party hereto. Each party hereto shall, and shall cause each of its directors, officers, attorneys and advisors to, maintain the confidentiality of all information obtained hereunder which is not otherwise publicly disclosed by the other party, said undertakings with respect to confidentiality to survive any termination of this Agreement pursuant to Section
7.1. In the event of the termination of this Agreement, each party shall return to the other party upon request all confidential information previously furnished in connection with the transactions contemplated by this Agreement.

5.8      Press Releases
         --------------

         MidCountry and FSF shall mutually agree as to the form and substance of any press release related to this Agreement and the Plan of Merger or the transactions contemplated hereby and thereby, and consult with each other as to the form and substance of other public disclosures related thereto; provided, that nothing contained herein shall prohibit either party, following notification to the other party, from making any disclosure which in the opinion of its counsel is required by law.

5.9      Forbearances of FSF
         -------------------

         Except with the prior written consent of MidCountry (which consent shall not be unreasonably withheld) or as set forth in the FSF Disclosure Memorandum, between the date hereof and the Effective Time, FSF shall not, and shall cause each of the FSF Subsidiaries not to:

         (a) carry on its business other than in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, or establish or acquire any new Subsidiary or engage in any new type of activity or expand any existing activities;

         (b) declare, set aside, make or pay any dividend or other distribution in respect of its capital stock, other than regularly scheduled quarterly dividends of $0.35 per share of FSF Common Stock payable on record dates and in amounts consistent with past practices;

         (c) issue any shares of its capital stock (including treasury shares) except pursuant to the exercise of any Rights;

         (d)   issue,   grant  or   authorize   any   Rights   or   effect   any
recapitalization, reclassification, stock dividend, stock split or like change in capitalization;

         (e) amend its Articles of Incorporation or Bylaws;

         (f) impose or permit imposition, of any lien, charge or encumbrance on any share of stock held by it in any FSF Subsidiary, or permit any such lien, charge or encumbrance to exist; or waive or release any material right or cancel or compromise any debt or claim, in each case other than in the ordinary course of business;

         (g) merge with any other entity or permit any other entity to merge into it, or consolidate with any other entity; acquire control over any other entity; or liquidate, sell or otherwise dispose of any assets or acquire any assets other than in the ordinary course of its business consistent with past practices;

         (h) fail to comply in any material respect with any laws, regulations, ordinances or governmental actions applicable to it and to the conduct of its business;

         (i) except as Disclosed, increase the rate of compensation of any of its directors, officers or employees (excluding increases in compensation resulting from the exercise of compensatory stock options outstanding as of the date of this Agreement), or pay or agree to pay any bonus to, or provide any new employee benefit or incentive to, any of its directors, officers or employees, except for increases or payments made in the ordinary course of business consistent with past practice pursuant to plans or arrangements in effect on the date hereof;

         (j) enter into or substantially modify (except as may be required by applicable law or regulation) any pension, retirement, stock option, stock purchase, stock appreciation right, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or other employees; provided, however, that this Section 5.9(j) shall not prevent renewal of any of the foregoing consistent with past practice;

         (k) solicit or encourage inquiries or proposals with respect to, furnish any information relating to, or participate in any negotiations or discussions concerning, any acquisition or purchase of all or a substantial portion of the assets of, or a substantial equity interest in, FSF or any FSF Subsidiary or any business combination with FSF or any FSF Subsidiary other than as contemplated by this Agreement; or authorize any officer, director, agent or affiliate of FSF or any FSF Subsidiary to do any of the above; or fail to notify MidCountry immediately if any such inquiries or proposals are received, any such information is requested or required, or any such negotiations or discussions are sought to be initiated; provided, that this subsection (k) shall not apply to furnishing information, negotiations or discussions following an unsolicited offer if, as a result of such offer, the Board of Directors of FSF determines, after consultation with its legal counsel that it should take such actions in light of its fiduciary duty to the FSF shareholders;

         (l) enter into (i) any material agreement, arrangement or commitment not made in the ordinary course of business, (ii) any material agreement, indenture or other instrument not made in the ordinary course of business relating to the borrowing of money by FSF or a FSF Subsidiary or guarantee by FSF or a FSF Subsidiary of any obligation, (iii) any agreement, arrangement or commitment relating to the employment or severance of a consultant or the employment, severance, election or retention in office of any present or former director, officer or employee (this clause shall not apply to the election of directors by shareholders or the reappointment of officers in the normal course), or (iv) any contract, agreement or understanding with a labor union;

         (m) change its lending, investment or asset liability management policies in any material respect, except as may be required by applicable law, regulation, or directives, and except that after approval of the Agreement and the Plan of Merger by its shareholders and after receipt of the requisite regulatory approvals for the transactions contemplated by this Agreement and the Plan of Merger, FSF shall cooperate in good faith with MidCountry to adopt policies, practices and procedures consistent with those utilized by MidCountry and in accordance with GAAP and all applicable regulations, effective on or before the Closing Date;

         (n) change its methods of accounting in effect at September 30, 2003, except as required by changes in GAAP concurred in by MidCountry, which concurrence shall not be unreasonably withheld, or change any of its methods of reporting income and deductions for federal income tax purposes from those employed in the preparation of its federal income tax returns for the year ended September 30, 2003, except as required by changes in law or regulation;

         (o) incur any commitments for capital expenditures or obligation to make capital expenditures in excess of $100,000, for any one expenditure, or $500,000 in the aggregate;

         (p)  incur  any  indebtedness   other  than  deposits  from  customers,
wholesale deposits or advances from the Federal Home Loan Bank of Des Moines or Federal Reserve Bank, in each case in the ordinary course of business;

         (q) take any action which would or could reasonably be expected to (i) cause the Merger not to constitute a reorganization under Section 368 of the Code as determined by MidCountry, (ii) result in any inaccuracy of a representation or warranty herein which would allow for a termination of this Agreement, or (iii) cause any of the conditions precedent to the transactions contemplated by this Agreement to fail to be satisfied;

         (r) dispose of any material assets other than in the ordinary course of business; or

         (s) agree to do any of the foregoing.

5.10     Employment and Consulting Agreements
         ------------------------------------

         MidCountry (or its specified MidCountry Subsidiary) agrees to enter into employment and consulting agreements as of the Effective Time with certain executives of FSF substantially in the forms attached respectively as Annexes B-1 through B-9.

5.11     Section 401(k) Plan; ESOP; Other Employee Benefits
         --------------------------------------------------

         (a) Each employee of FSF at the Effective Time who becomes an employee immediately following the Effective Time of MidCountry or a MidCountry Subsidiary ("Employer Entity") shall be eligible to participate in MidCountry's 401(k) plan (subject to MidCountry's right to terminate such plan). For purposes of administering MidCountry's 401(k) plan, service with FSF and the FSF Subsidiaries shall be deemed to be service with MidCountry or the MidCountry Subsidiaries for participation and vesting purposes, but not for purposes of benefit accrual.

         (b) (i) Each participant in the FSF ESOP not fully vested will become fully vested in his or her FSF ESOP account as of the Effective Time. As soon as practicable after the execution of this Agreement, FSF and MidCountry will cooperate to cause the FSF ESOP to be amended and other action taken, in a manner reasonably acceptable to FSF and MidCountry, to provide that the FSF ESOP will terminate upon the Effective Time. Between the date hereof and the Effective Time, FSF or a FSF Subsidiary shall make contributions to the FSF ESOP in accordance with the provisions of the FSF ESOP and consistent with past practice. FSF and MidCountry agree that, subject to the conditions described herein, as soon as practicable after the Effective Time, participants in the FSF ESOP shall be entitled at their election to have the assets in their FSF ESOP accounts either distributed to them in a lump sum or rolled over to another tax-qualified plan (including the MidCountry 401(k) plan to the extent permitted by such plan) or individual retirement account.

         (ii) The actions relating to termination of the FSF ESOP will be adopted conditional upon the consummation of the Merger and upon receiving a favorable determination letter from the IRS with regard to the continued qualification of the FSF ESOP. FSF and MidCountry will cooperate in FSF submitting appropriate requests for any such determination letter to the IRS and will use their best efforts to seek the issuance of such letter as soon as practicable following the date hereof. FSF and MidCountry will adopt such additional amendments to the FSF ESOP as may be required by the IRS as a condition to granting such determination letter, provided that such amendments do not (i) substantially change the terms outlined herein,
     (ii) have a Material Adverse Effect on FSF or (iii) result in an additional material liability to MidCountry.

         (iii) As of and following the Effective Time, MidCountry shall cause the FSF ESOP to be maintained for the exclusive benefit of employees and other persons who were participants or beneficiaries therein prior to the Effective Time, and shall proceed with termination of the FSF ESOP through distribution of its assets in accordance with its terms (subject to the amendments described herein and as otherwise may be required to comply with applicable law or to obtain a favorable determination from the IRS as to the continuing qualified status of the FSF ESOP); provided, however, that no such termination distributions from the FSF ESOP shall occur after the Effective Time until a favorable determination letter has been received from the IRS.

         (c) Each employee of FSF at the Effective Time who becomes an employee immediately following the Effective Time of an Employer Entity shall be eligible to participate in the group hospitalization, medical, dental, life, disability and other welfare benefit plans and programs available to employees of the Employer Entity, subject to the terms of such plans and programs; provided, that service with FSF shall be deemed to be service with the Employer Entity for the purpose of determining eligibility to participate and vesting (if applicable) in such welfare plans and programs, but not for the purpose of computing benefits, if any, determined in whole or in part with reference to service under any defined benefit Plan, but prior service credit will be given for computing benefits under any health, welfare, vacation or similar Plan. Coverage under the group health plans of FSF and the FSF Subsidiaries will be deemed "creditable coverage" within the meaning of ERISA Section 701(c) for purposes of any preexisting condition limitation which may apply under any group health plan maintained by an Employer Entity; provided, however, that no coverage prior to a "significant break in coverage" as defined in ERISA Section 701(c)(2) shall be counted as "creditable coverage."

         (d) MidCountry agrees to honor all employment agreements, severance agreements and deferred compensation agreements, that FSF and the FSF
Subsidiaries have with their current and former employees and directors and which have been Disclosed to MidCountry pursuant to this Agreement, except to the extent any such agreements shall be superseded or terminated at the Closing or following the Closing Date.

         (e) Not later than the Closing Date, First Federal fsb shall establish one or more irrevocable grantor trusts each for the benefit of Don Glas, George Loban and Richard Burgart and deposit such assets into such respective trusts equal to the amount earned and non-forfeitable by each such person as of the Closing Date with such trust assets to be paid out in accordance with the terms of the respective salary continuation agreements as set forth in the FSF Disclosure Memorandum.

         (f) Notwithstanding anything to the contrary contained in this Agreement, in no event shall FSF, MidCountry, the Surviving Corporation, or any Subsidiary of the foregoing take any action or make any payments that would result, either individually or in the aggregate, in the payment of a "parachute payment" within the meaning of Code Section 280G to an employee or former employee of FSF or a Subsidiary of FSF or that would result, either individually or in the aggregate, in payments to such individuals that would be nondeductible pursuant to Code Section 162(m). FSF and MidCountry shall use commercially reasonable efforts to resolve matters relating to any of the foregoing.

5.12     Directors and Officers Protection
         ---------------------------------

         MidCountry or a MidCountry Subsidiary shall provide and keep in force for a period of three years after the Effective Time directors' and officers' liability insurance providing coverage to directors and officers of FSF for acts or omissions occurring prior to the Effective Time. Such insurance shall provide at least the same coverage and amounts as contained in FSF's policy on the date hereof; provided, that in no event shall the annual premium on such policy exceed 175% of the annual premium payments on FSF's policy in effect as of the date hereof (the "Maximum Amount"). If the amount of the premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, MidCountry shall use its best efforts to maintain the most advantageous policies of directors' and officers' liability insurance obtainable for a premium equal to the Maximum Amount. Notwithstanding the foregoing, MidCountry further agrees to indemnify all individuals who are or have been officers, directors or employees of FSF or any FSF Subsidiary prior to the Effective Time from any acts or omissions in such capacities prior to the Effective Time, to the extent that such indemnification is provided pursuant to the Articles of Incorporation or Bylaws of FSF on the date hereof and is permitted under the MBCA. If MidCountry or the MidCountry Subsidiary maintaining the insurance provided for in this
Section 5.12 or any successors or assigns shall consolidate with or merge into any other entity and shall not be the continuing or surviving entity of the consolidation or merger, or shall transfer all or substantially all of its assets to any entity, MidCountry agrees that proper provision shall be made so that the successor or assign of MidCountry or the MidCountry Subsidiary shall assume the obligations in this Section 5.12. This Section 5.12 is intended for the benefit of and shall be enforceable by each indemnified officer and director and their respective heirs and representatives.

5.13     Forbearances of MidCountry
         --------------------------

         Except with the prior written consent of FSF, neither MidCountry nor any MidCountry Subsidiary shall take any action which would or might be expected to (i) cause the business combination contemplated hereby not to constitute a reorganization under Section 368 of the Code; (ii) result in any inaccuracy of a representation or warranty herein which would allow for termination of this Agreement; (iii) cause any of the conditions precedent to the transactions contemplated by this Agreement to fail to be satisfied; or (iv) fail to comply in any material respect with any laws, regulations, ordinances or governmental actions applicable to it and to the conduct of its business.

5.14     Reports
         -------

         Each of FSF and MidCountry shall file (and shall cause the FSF Subsidiaries and the MidCountry Subsidiaries, respectively, to file), between the date of this Agreement and the Effective Time, all reports required to be filed by it with the Commission and any other regulatory authorities having jurisdiction over such party, and shall deliver to MidCountry or FSF, as the case may be, copies of all such reports promptly after the same are filed. If financial statements are contained in any such reports filed with the Commission, such financial statements will fairly present the consolidated financial position of the entity filing such statements as of the dates indicated and the consolidated results of operations, changes in shareholders' equity, and cash flows for the periods then ended in accordance with GAAP (subject in the case of interim financial statements to the absence of notes and to normal year-end adjustments that are not material). As of their respective dates, such reports filed with the Commission will comply in all material respects with the Securities Laws and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any financial statements contained in any other reports to a regulatory authority other than the Commission shall be prepared in accordance with requirements applicable to such reports.

5.15     Capital Raising
         ---------------

         On or before December 31, 2004, MidCountry will complete the Financing. As promptly as practicable after the date hereof, MidCountry shall proceed to take all necessary actions to complete the Financing and to raise whatever kind and amount of additional capital as may be required to consummate the transactions contemplated by this Agreement. The disclosure document provided to prospective investors in connection with the Financing (i) shall comply with the applicable provisions of the Securities Laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

5.16     Advisory Board
         --------------

         As of the Effective Time of the Merger, MidCountry shall appoint Messrs. Glas, Loban, and Burgart to an Advisory Board to MidCountry Bank for a term of at least three years.

5.17     Support Agreements
         ------------------

         Within ten (10) calendar days of the date of this Agreement, FSF shall use its best efforts to cause each of the directors of FSF to execute and deliver to MidCountry a Support Agreement substantially in the form of Annex D
to this Agreement.                                                       -------

5.18     Pre-Closing Escrow Agreement
         ----------------------------

          On the date of this Agreement, MidCountry and FSF shall execute and deliver an Escrow Agreement substantially in the form attached hereto as Annex E (the "Pre-Closing Escrow Agreement"), and each party shall deposit with the escrow agent named therein $1,700,000 in immediately available funds, to be disbursed as provided in the Pre-Closing Escrow Agreement.

5.19     Superior Proposal
         -----------------

          In the event FSF receives a Superior Proposal, FSF shall immediately notify MidCountry of the terms of such Superior Proposal and shall give MidCountry three (3) calendar days in which to consider any proposed changes to the Merger Consideration, prior to FSF taking any action with respect to such Superior Proposal.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

6.1      Conditions Precedent - MidCountry and FSF
         -----------------------------------------

         The respective obligations of MidCountry and FSF to effect the transactions contemplated by this Agreement shall be subject to satisfaction or waiver of the following conditions at or prior to the Effective Time:

         (a) All corporate action necessary to authorize the execution, delivery and performance of this Agreement and the Plan of Merger, and consummation of the transactions contemplated hereby and thereby, shall have been duly and validly taken, including, without limitation, the approval by the shareholders of FSF of the Agreement and the Plan of Merger;

         (b) The parties shall have received all regulatory approvals required in connection with the transactions contemplated by this Agreement and the Plan of Merger, all notice periods and waiting periods with respect to such approvals shall have passed and all such approvals shall be in effect; and

         (c) None of MidCountry, any of the MidCountry Subsidiaries, FSF or any of the FSF Subsidiaries shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated by this Agreement.

         (d) FSF and MidCountry shall have received Employment Agreements substantially in the form of Annex C-1, C-2 and C-3 executed by MidCountry Bank and Employment and Consulting Agreements substantially in the form of Annex C-4, C-5 and C-6 executed by MidCountry Bank. Further, the payments detailed at
Section 5.05 of such Annex C-4, C-5 and C-6 for the benefit of Don Glas, George Loban and Richard Burgart, respectively, shall have been made by MidCountry Bank or to the respective grantor trusts detailed at Section 5.11(e) of the Agreement.

6.2      Conditions Precedent - FSF
         --------------------------

         The obligations of FSF to effect the transactions contemplated by this Agreement shall be subject to the satisfaction of the following additional conditions at or prior to the Effective Time, unless waived by FSF pursuant to
Section 7.4:

         (a) All representations and warranties of MidCountry shall be evaluated as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (or on the date designated in the case of any representation and warranty which specifically relates to an earlier date), except as otherwise contemplated by this Agreement or consented to in writing by FSF. The representations and warranties of MidCountry set forth in Sections 4.1,
4.2 (except as relates to qualification), 4.3(a), 4.3(b)(i) and 4.4 (except as relates to qualification) shall be true and correct in all material respects (except for inaccuracies which are de minimis in amount). There shall not exist inaccuracies in the representations and warranties of MidCountry set forth in this Agreement (including the representations and warranties set forth in Sections 4.1, 4.2, 4.3(a), 4.3(b)(i) and 4.4) such that the aggregate effect of such inaccuracies has, or is reasonably likely to have, a Material Adverse Effect on MidCountry;

         (b) MidCountry shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement;

         (c) MidCountry shall have delivered to FSF a certificate, dated the Closing Date and signed by its President and Chief Executive Officer or an Executive Vice President, to the effect that the conditions set forth in Sections 6.1(a), 6.1(b), 6.1(c), 6.1(d), 6.2(a) and 6.2(b) hereof, to the extent applicable to MidCountry, have been satisfied and that there are no actions, suits, claims, governmental investigations or procedures instituted, pending or, to the best of such officer's knowledge, threatened that reasonably may be expected to have a Material Adverse Effect on MidCountry or that present a claim to restrain or prohibit the transactions contemplated herein or in the Plan of Merger;

         (d) Legal Opinion. MidCountry shall have delivered to FSF an opinion of
             --------------
Womble Carlyle Sandridge & Rice, PLLC, counsel to MidCountry, dated as of the Closing Date, addressed to and in form and substance satisfactory to FSF, to the effect that:

                   (i)  MidCountry is a corporation  duly  organized and validly existing and in good standing under the laws of the State of Georgia with corporate power and authority to conduct its business of which such counsel has actual knowledge without any independent investigation and to own and use its assets of which such counsel has actual knowledge without any independent investigation. Each MidCountry Subsidiary which is a depository institution is a federally chartered savings bank with its deposits insured to applicable limits by the FDIC. Each MidCountry Subsidiary is validly existing and in good standing under the laws of its jurisdiction of organization with corporate power and authority to conduct its business and to own its assets.

                   (ii) The execution, delivery and performance by MidCountry and Interim of the Agreement and the consummation of the transactions contemplated herein, including the Merger, have been duly and validly authorized by all necessary corporate and shareholder action in respect thereof on the part of MidCountry and Interim.

                   (iii) The execution, delivery and performance by MidCountry and Interim of the Agreement and consummation of the transactions contemplated therein do not violate or contravene any provision of the Articles of Incorporation or Bylaws of MidCountry or Interim or result in any breach of, or default or acceleration under any mortgage, agreement, lease, indenture, or other instrument, order, judgment or decree to which MidCountry or Interim is a party or by which they are bound.

                   (iv) The Agreement has been duly and validly executed and delivered by MidCountry and Interim (and assuming the Agreement is a binding obligation of FSF) constitutes a valid and binding agreement of MidCountry and Interim enforceable in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the application of equitable principles and judicial discretion.

                  Such counsel shall be entitled to rely upon certificates of officers of MidCountry and upon certificates of public officials as to all factual matters relevant to such opinion, which certificate shall be in form and substance reasonably satisfactory to such counsel. In addition, such opinion shall contain such assumptions, qualifications and limitations as are customary for transactions such as those contemplated by this Agreement.

         (e) FSF shall have received a certificate from the Escrow Agent to the effect that an amount equal to the aggregate Merger Consideration has been deposited by MidCountry with it in immediately available funds; and

         (f) FSF shall have paid all amounts due under existing employment agreements between FSF, First Federal fsb and Donald A. Glas, George B. Loban, and Richard H. Burgart, respectively, the obligations to pay which are occasioned by the transactions contemplated by this Agreement and which shall not exceed $3,681,575 in the aggregate, provided the Closing occurs in 2004, or as such amount may be adjusted if the Closing occurs in 2005.

         (g) First  Federal fsb shall  satisfy its  obligations  as set forth at
Section 5.11(e) herein.

6.3      Conditions Precedent - MidCountry
         ---------------------------------

         The obligations of MidCountry to effect the transactions contemplated by this Agreement shall be subject to satisfaction of the following additional conditions at or prior to the Effective Time, unless waived by MidCountry pursuant to Section 7.4:

         (a) All representations and warranties of FSF shall be evaluated as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (or on the date designated in the case of any representation and warranty which specifically relates to an earlier date), except as otherwise contemplated by this Agreement or consented to in writing by MidCountry. The representations and warranties of FSF set forth in Sections 3.1,
3.2 (except the last sentence thereof), 3.3, 3.4 (except the last sentence thereof), 3.5(a), 3.5(b)(i), 3.23 and 3.24 shall be true and correct in all material respects (except for inaccuracies which are de minimis in amount). There shall not exist inaccuracies in the representations and warranties of FSF set forth in this Agreement (including the representations and warranties set forth in the Sections designated in the preceding sentence) such that the effect of such inaccuracies individually or in the aggregate has, or is reasonably likely to have, a Material Adverse Effect on FSF and the FSF Subsidiaries taken as a whole;

         (b) No regulatory approval shall have imposed any condition or requirement which, in the reasonable opinion of the Board of Directors of MidCountry, would so materially adversely affect the business or economic benefits to MidCountry of the transactions contemplated by this Agreement as to render consummation of such transactions inadvisable or unduly burdensome;

         (c) FSF shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement;

         (d) FSF shall have delivered to MidCountry a certificate, dated the Closing Date and signed by its Chief Executive Officer or President, to the effect that the conditions set forth in Sections 6.1(a), 6.1(c), 6.3(a) and 6.3(c) hereof, to the extent applicable to FSF, have been satisfied and that there are no actions, suits, claims, governmental investigations or procedures instituted, pending or, to the best of such officer's knowledge, threatened that reasonably may be expected to have a Material Adverse Effect on FSF or that present a claim to restrain or prohibit the transactions contemplated herein or in the Plan of Merger;

         (e) Legal Opinion. FSF shall have delivered to MidCountry an opinion of
             --------------
Malizia Spidi & Fisch, P.C., counsel to FSF, dated as of the Closing Date, addressed to and in form and substance satisfactory to MidCountry, to the effect that:

                   (i) FSF is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota with corporate power and authority to conduct its business of which such counsel has actual knowledge without any independent investigation and to own its assets of which such counsel has actual knowledge without any independent investigation. Each FSF Subsidiary which is a depository institution is a federally chartered savings bank with its deposits insured to applicable limits by the FDIC. Each of the FSF Subsidiaries is validly existing and in good standing under the laws of its jurisdiction of organization with corporate power and authority to conduct its business and to own its assets.

                   (ii) The Agreement has been duly and validly authorized, executed and delivered on behalf of FSF by duly authorized officers or representatives thereof, and (assuming this Agreement is a binding obligation of MidCountry and Interim) constitutes a valid and binding obligation of FSF enforceable in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the application of equitable principles and judicial discretion.

                   (iii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, including the Merger, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of FSF.

                   (iv) The execution, delivery and performance by FSF of the Agreement does not violate or contravene any provision of the Articles of Incorporation or Bylaws of FSF or result in any breach of, or default or acceleration under any mortgage, agreement, lease, indenture, or other instrument, order, judgment or decree to which FSF is a party or by which they are bound.

                  Such counsel shall be entitled to rely upon certificates of offices of FSF and upon certificates of public officials as to all factual matters relevant to such opinion, which certificate shall be in form and substance reasonably satisfactory to such counsel. In addition, such opinion shall contain such assumptions, qualifications and limitations as are customary for transactions such as those contemplated by this Agreement.

                                  ARTICLE VII
                   TERMINATION, DEFAULT, WAIVER AND AMENDMENT

7.1      Termination
         -----------

         This Agreement may be terminated:

         (a) At any time prior to the Effective Time, by the written, mutual consent of the Boards of Directors of the parties hereto.

         (b) At any time prior to the Effective Time, by either party provided such party is not then in breach (i) in the event of a material breach by the other party of any covenant or agreement contained in this Agreement, or (ii) in the event of an inaccuracy of any representation or warranty of the other party contained in this Agreement, which inaccuracy would provide the nonbreaching party the ability to refuse to consummate the Merger under the applicable standard set forth in Section 6.2(a) hereof in the case of FSF and Section 6.3(a) hereof in the case of MidCountry; and, in the case of (i) or (ii), if such breach or inaccuracy has not been cured by the earlier of thirty days following written notice of such breach to the party committing such breach or the Effective Time.

         (c) At any time prior to the Effective Time, by either party hereto in writing, if any of the conditions precedent to the obligations of the other party to consummate the transactions contemplated hereby cannot be satisfied or fulfilled prior to the Closing Date, and the party giving the notice is not in material breach of any of its representations, warranties, covenants or undertakings herein.

         (d) At any time, by either party hereto in writing, if any of the applications for prior approval referred to in Section 5.4 hereof are denied, and the time period for appeals and requests for reconsideration has run.

         (e) At any time, by either party hereto in writing, if the shareholders of FSF do not approve the Agreement and the Plan of Merger by reason of the failure to obtain the required vote at a duly held meeting of the shareholders of FSF or at any adjournment or postponement thereof.

         (f) At any time following March 31, 2005 by either party hereto in writing, if the Effective Time has not occurred by the close of business on such date, and the party giving the notice is not in material breach of any of its representations, warranties, covenants or undertakings herein.

         (g) By MidCountry if FSF enters into an agreement to be acquired by, or merge or combine with, a third party in connection with a Superior Proposal.

         (h) By FSF if, as a result of a Superior Proposal, the Board of Directors of FSF determines, in good faith and in consultation with counsel, that its fiduciary duties require that such Superior Proposal be accepted, after compliance with the provisions of Section 5.19 of this Agreement.

7.2      Effect of Termination
         ---------------------

         In the event this Agreement and the Plan of Merger is terminated pursuant to Section 7.1 hereof, both this Agreement and the Plan of Merger shall become void and have no effect, except that (i) the provisions hereof relating to confidentiality and expenses set forth in Sections 5.7 and 8.1 hereof, respectively, shall survive any such termination and (ii) a termination pursuant to Section 7.1(b) hereof shall not relieve the breaching party from liability for a breach of the covenant, agreement, representation or warranty giving rise to such termination.

7.3      Survival of Representations, Warranties and Covenants
         -----------------------------------------------------

         All representations, warranties and covenants in this Agreement or the Plan of Merger or in any instrument delivered pursuant hereto or thereto shall expire on, and be terminated and extinguished at, the Effective Time, other than covenants that by their terms are to be performed after the Effective Time (including Sections 5.10, 5.11 and 5.12), provided that no such representations, warranties or covenants shall be deemed to be terminated or extinguished so as to deprive MidCountry or FSF (or any director, officer or controlling person thereof) of any defense at law or in equity which otherwise would be available against the claims of any person, including, without limitation, any shareholder or former shareholder of either MidCountry or FSF, the aforesaid representations, warranties and covenants being material inducements to consummation by MidCountry and FSF of the transactions contemplated herein.

7.4      Waiver
         ------

         Except with respect to any required regulatory approval, each party hereto, by written instrument signed by an executive officer of such party, may at any time (whether before or after approval of the Agreement and the Plan of Merger by the FSF shareholders) extend the time for the performance of any of the obligations or other acts of the other party hereto and may waive (i) any inaccuracies of the other party in the representations or warranties contained in this Agreement, the Plan of Merger or any document delivered pursuant hereto or thereto, (ii) compliance with any of the covenants, undertakings or agreements of the other party, or satisfaction of any of the conditions precedent to its obligations, contained herein or in the Plan of Merger, or
(iii) the performance by the other party of any of its obligations set out herein or therein; provided that no such extension or waiver, or amendment or supplement pursuant to this Section 7.4, executed after approval by the FSF shareholders of this Agreement and the Plan of Merger, shall reduce or change the form of the Merger Consideration.

7.5      Amendment or Supplement
         -----------------------

         This Agreement or the Plan of Merger may be amended or supplemented at any time in writing by mutual agreement of MidCountry and FSF, subject to the proviso to Section 7.4.

                                  ARTICLE VIII
                                  MISCELLANEOUS

8.1      Expenses
         --------

         (a) Except as otherwise provided in this Section 8.1, each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated by this Agreement, including, without limitation, fees and expenses of its own financial consultants, accountants and counsel.

         (b) Notwithstanding the provisions of Section 8.1(a) of this Agreement, if for any reason this Agreement is terminated pursuant to Sections 7.1(b) or 7.1(c) of this Agreement, other than as provided in subparagraphs (c) and (d) below, the breaching party agrees to pay the other party an amount equal to $500,000, which sum represents the sole and exclusive compensation for the non-breaching party's loss as a result of the transactions contemplated by this Agreement not being consummated.

         (c) MidCountry shall pay FSF a fee of $1,700,000 if this Agreement is terminated pursuant to Section 7.1(b) due to the failure by MidCountry to satisfy its covenant set forth at Section 5.15 of this Agreement.

         (d) FSF shall pay MidCountry a fee of $1,700,000 if: (1) MidCountry shall terminate this Agreement pursuant to Section 7.1(g); (2) FSF shall terminate this Agreement pursuant to Section 7.1(h); or (3)(A) either party shall terminate this Agreement pursuant to Section 7.1(e); and (B) at any time after the date of this Agreement and at or before the date of the FSF Shareholders' Meeting, a Superior Proposal shall have been publicly announced or otherwise publicly communicated to shareholders of FSF; and if (C) within twelve
(12) months of the date of such termination of this Agreement, FSF or any of its Subsidiaries executes any definitive agreement with respect to, or consummates, any Superior Proposal.

         (e) The payment of expenses provided for in Section 8.1(c) and (d) above, if necessary, shall be disbursed in accordance with the provisions of the Pre-Closing Escrow Agreement and such payment shall be the sole and exclusive remedy for any party receiving payment pursuant to such sections.

8.2      Entire Agreement
         ----------------

         This Agreement, including the documents and other writings referenced herein or delivered pursuant hereto, contains the entire agreement between the parties with respect to the transactions contemplated hereunder and thereunder and supersedes all arrangements or understandings with respect thereto, written or oral, entered into on or before the date hereof. The terms and conditions of this Agreement and the MidCountry Option Agreement shall inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and thereto, and their respective successors, any rights, remedies, obligations or liabilities, except for the rights of directors and officers of FSF to enforce rights in Sections 5.10, 5.11 and 5.12.

8.3      No Assignment
         -------------

         Except for a substitution of parties pursuant to Section 5.4(a), none of the parties hereto may assign any of its rights or obligations under this Agreement to any other person, except upon the prior written consent of each other party.

8.4      Notices
         -------

         All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight express courier or by facsimile transmission, addressed or directed as follows:

         If to FSF:

                  Mr. Donald A. Glas
                  Co-Chairman and Chief Executive Officer
                  FSF Financial Corp.
                  201 Main Street South
                  Hutchinson, Minnesota  55350
                  Telephone:        (320) 234-4501
                  Fax:              (320) 234-4542

         With a required copy to:

                  James C. Stewart, Esq.
                  Malizia Spidi & Fisch, PC
                  1100 New York Avenue, N.W.
                  Suite 340 West
                  Washington, D. C. 20005
                  Telephone:        (202) 434-4671
                  Fax:              (202) 434-4661

         If to MidCountry:

                  Mr. Robert F. Hatcher President and Chief Executive Officer MidCountry Financial Corp.
                  P. O. Box 4164
                  Macon, Georgia 31208
                  Telephone:        (478) 746-8222
                  Fax:              (478) 746-8005

         With a required copy to:

                  Mr. Richard A. Hills, Jr.
                  Executive Vice President and General Counsel
                  MidCountry  Financial Corp.
                  Suite 3500, One Atlantic Center
                  1201 West Peachtree Street
                  Atlanta, Georgia 30309
                  Telephone:        (404) 888-7419
                  Fax:              (404) 870-4874

Any  party  may  by  notice   change  the  address  to  which  notice  or  other
communications to it are to be delivered.

8.5      Specific Performance
         --------------------

         The parties agree that irreparable harm would occur in the event that the provisions contained in this Agreement were not performed in accordance with their specific terms or otherwise breached. It is therefore agreed that the parties shall be entitled, in addition to its other remedies at law, to specific performance of this Agreement if the other party shall, without cause, refuse to consummate the transactions contemplated by this Agreement.

8.6      Captions
         --------

         The captions contained in this Agreement are for reference only and are not part of this Agreement.

8.7      Counterparts
         ------------

         This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

8.8      Governing Law
         -------------

         This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to the principles of conflicts of laws, except to the extent federal law may be applicable.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.


ATTEST:                                                      MIDCOUNTRY FINANCIAL CORP.

By:      /s/Richard A. Hills, Jr.
         --------------------------------
         Richard A. Hills, Jr., Secretary                    By:      /s/ Robert F. Hatcher
                                                                      --------------------------------
                                                                      Robert F. Hatcher, President and
                                                                      Chief Executive Officer


                                                             MIDCOUNTRY INTERIM CORP. II

By:      /s/Richard A. Hills, Jr.
         --------------------------------
         Richard A. Hills, Jr., Secretary                    By:      /s/ Robert F. Hatcher
                                                                      --------------------------------
                                                                      Robert F. Hatcher, President and
                                                                      Chief Executive Officer


                                                             FSF FINANCIAL CORP.

         /s/ Richard H. Burgart                                       /s/ Donald A. Glas
By:      -----------------------------                                -------------------------------
         Richard H. Burgart, Secretary                       By:      Donald A. Glas, Co-Chairman and
                                                                      Chief Executive Officer


                                                             By:      /s/ George B. Loban
                                                                      -------------------------------
                                                                      George B. Loban, Co-Chairman
                                                                      and President


                                                                      APPENDIX B

KEEFE, BRUYETTE & WOODS




May 14, 2004

Board of Directors
FSF Financial Corporation
201 Main Street South
Hutchinson, MN  55350-2573

Dear Board Members:

You have requested our opinion as an independent investment banking firm regarding the fairness, from a financial point of view, to the stockholders of FSF Financial Corporation ("FSF"), of the consideration to be paid to FSF shareholders in the merger (the "Merger") between FSF and MidCountry Financial Corporation, a Georgia corporation ("MidCountry"). We have not been requested to opine as to, and our opinion does not in any manner address, FSF's underlying business decision to proceed with or effect the Merger.

Pursuant to the Agreement and Plan of Merger, dated May 14, 2004, by and among FSF and MidCountry (the "Agreement"), at the effective time of the Merger, MidCountry will acquire all of FSF's issued and outstanding shares of common stock. FSF shareholders will receive $35.00 in cash per share.

Keefe, Bruyette & Woods, Inc., as part of its investment banking business, is regularly engaged in the evaluation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, and distributions of listed and unlisted securities. We are familiar with the market for common stocks of publicly traded banks, savings institutions and bank and savings institution holding companies.

In connection with this opinion we reviewed certain financial and other business data supplied to us by FSF, including (i) the Agreement (ii) Annual Reports for the years ended September 30, 2001, 2002 and 2003 (iii) Proxy Statements for the years ended September 30, 2001, 2002 and 2003 (iv) unaudited financial statements for the quarters ended December 31, 2003 and March 31, 2004 (v) and other information we deemed relevant. We also discussed with senior management of FSF, the current position and prospective outlook for FSF. We reviewed financial and stock market data of other savings institutions and the financial and structural terms of several other recent transactions involving mergers and acquisitions of savings institutions or proposed changes of control of comparably situated companies.




Keefe, Bruyette & Woods * 211 Bradenton Ave. * Dublin, OH 43017
614.766.8400 * Fax 614.766.8406

Board of Directors
FSF Financial Corporation
May 14, 2004
Page 2

For purposes of this opinion we have relied, without independent verification, on the accuracy and completeness of the material furnished to us by FSF and the material otherwise made available to us, including information from published sources, and we have not made any independent effort to verify such data. With respect to the financial information, including forecasts and asset valuations we received from FSF, we assumed (with your consent) that they had been reasonably prepared reflecting the best currently available estimates and judgment of FSF's management. In addition, we have not made or obtained any independent appraisals or evaluations of the assets or liabilities, and potential and/or contingent liabilities of FSF. We have further relied on the assurances of management of FSF that they are not aware of any facts that would make such information inaccurate or misleading. We express no opinion on matters of a legal, regulatory, tax or accounting nature or the ability of the Merger, as set forth in the Agreement, to be consummated.

In rendering our opinion, we have assumed that in the course of obtaining the necessary approvals for the Merger, no restrictions or conditions will be imposed that would have a material adverse effect on the contemplated benefits of the Merger to MidCountry or the ability to consummate the Merger. Our opinion is based on the market, economic and other relevant considerations as they exist and can be evaluated on the date hereof.

Consistent with the engagement letter with you, we have acted as financial advisor to FSF in connection with the Merger and will receive a fee for such services. In addition, FSF has agreed to indemnify us for certain liabilities arising out of our engagement by FSF in connection with the Merger.

Based upon and subject to the foregoing, as outlined in the foregoing paragraphs and based on such other matters as we considered relevant, it is our opinion that as of the date hereof, the consideration to be paid by MidCountry in the Merger is fair, from a financial point of view, to the stockholders of FSF.

This opinion may not, however, be summarized, excerpted from or otherwise publicly referred to without our prior written consent, although this opinion may be included in its entirety in the proxy statement of FSF used to solicit stockholder approval of the Merger. It is understood that this letter is directed to the Board of Directors of FSF in its consideration of the Agreement, and is not intended to be and does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the Merger.

Very truly yours,




Keefe, Bruyette, & Woods, Inc.

                                                                      APPENDIX C

            SECTIONS 302A.471 AND 302A.473 OF THE MINNESOTA STATUTES
                         RELATING TO DISSENTERS' RIGHTS

                   302.A471 RIGHTS OF DISSENTING SHAREHOLDERS.

         Subdivision 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

         (a) an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

         1. alters or abolishes a preferential right of the shares;

         2. creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

         3. alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

         4. excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

         (b) a sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section
302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

         (c) a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

         (d) a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3; or

     (e) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     Subdivision. 2. BENEFICIAL OWNERS. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

     Subdivision. 3. RIGHTS NOT TO APPLY. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

     (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

     Subdivision. 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.


              302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.

     Subdivision 1. DEFINITIONS. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

     (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

     (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

     (d) "Interest" means interest commencing five days afer the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

     Subd. 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

     Subd. 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

     Subd. 4. NOTICE OF PROCEDURE; DEPOSIT OF SHARES. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

     (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

     Subd. 5 PAYMENT; RETURN OF SHARES. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) the corporation's closing balance sheet and statement of income for the fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) a copy of section 302A.471 and this section and a brief description of the procedure to be followed in demanding supplemental payment.

     (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept the amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

     (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

     Subd. 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     Subd. 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares.

The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

     Subd. 8. COSTS; FEES; EXPENSES. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

     (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

FSF FINANCIAL CORP.
201 MAIN STREET SOUTH
HUTCHINSON, MINNESOTA 55350


SPECIAL MEETING OF SHAREHOLDERS (_______________, 2004)

THIS PROXY IS SOLICTED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints the Board of Directors of FSF Financial Corp. ("FSF"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of FSF which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting"), to be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota, on __________, ____________, 2004 at __:__ _.m., local time, and at any and all adjournments thereof, as follows:

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                                                                                       FOR      AGAINST          ABSTAIN
                                                                                       ---      -------          -------

1.  Proposal to approve and adopt an  Agreement  and Plan of Merger,  dated
    May 14, 2004, by and among  MidCountry  Financial Corp.  ("MidCountry),
    MidCountry  Interim II  ("Interim")  and FSF Financial  Corp.  ("FSF"),
    pursuant to which, among other things, (i) Interim, a newly-formed subsidiary of MidCountry will merge with and into FSF and (ii) upon consummation of the merger,  each outstanding  share of FSF common stock (other than  dissenting shares) will be converted into the right to receive $35.00 in cash, without
    interest.                                                                          [ ]        [ ]              [ ]

2. Any other matter which may properly come before the Meeting or any adjournment thereof in the discretion of the proxy holder.

    The Board of Directors recommends a vote "FOR" the above proposition.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of FSF at the Meeting of the shareholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of FSF of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from FSF prior to the execution of this proxy of a Notice of Special Meeting and a Proxy Statement dated ____________, 2004.


                                                     Please check here if you
Dated: ____________________, 2004              [ ]   plan to attend the Meeting.



___________________________________             ________________________________
SIGNATURE OF SHAREHOLDER                        SIGNATURE OF SHAREHOLDER


___________________________________             ________________________________
PRINT NAME OF SHAREHOLDER                       PRINT NAME OF SHAREHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

INTERNET AND TELEPHONE VOTING INSTRUCTIONS: You can vote by telephone or internet! Available 24 hours a day 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have proxy card in hand when you call.

TO VOTE USING THE TELEPHONE: Call toll free 1-___-___-____ from a touch tone telephone. There is NO CHARGE for this call. Enter your 14 digit CONTROL NUMBER and 5 digit PIN NUMBER located at the bottom of this proxy and then listen for voting instructions.

INTERNET VOTING INSTRUCTIONS: Go to the following web site www.computershare.com/us/proxy - Enter your 14 digit CONTROL NUMBER and 5 digit PIN NUMBER located at the bottom of this proxy and then follow the voting instructions on the screen. If you vote by telephone or the internet, please DO NOT mail back this proxy card.

PROXY CARD FOR EMPLOYEE STOCK OWNERSHIP PLAN

--------------------------------------------------------------------------------
                               FSF FINANCIAL CORP.
                              201 MAIN STREET SOUTH
                           HUTCHINSON, MINNESOTA 55350

--------------------------------------------------------------------------------
                         SPECIAL MEETING OF SHAREHOLDERS
                              _______________, 2004
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of FSF Financial Corp. ("FSF"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of FSF which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting"), to be held at the Victorian Inn, 1000 Highway 7 West, Hutchinson, Minnesota, on __________, ____________, 2004 at __:__ _.m.,
local time, and at any and all adjournments thereof, as follows:

                                                                                       FOR      AGAINST          ABSTAIN
                                                                                       ---      -------          -------

1.  Proposal to approve and adopt an  Agreement  and Plan of Merger,  dated
    May 14, 2004, by and among  MidCountry  Financial Corp.  ("MidCountry),
    MidCountry  Interim II  ("Interim")  and FSF Financial  Corp.  ("FSF"),
    pursuant to which, among other things, (i) Interim, a newly-formed subsidiary of MidCountry will merge with and into FSF and (ii) upon consummation of the merger,  each outstanding  share of FSF common stock
    (other than  dissenting  shares) will be converted into the right to receive
    $35.00 in cash, without interest.                                                  [ ]       [ ]              [ ]

2. Any other matter which may properly come before the Meeting or any adjournment thereof in the discretion of the proxy holder.

    The Board of Directors recommends a vote "FOR" the above proposition.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elects to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of FSF at the Meeting of the shareholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying the Secretary of FSF of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from FSF prior to the execution of this proxy of a Notice of Special Meeting and a Proxy Statement dated ____________, 2004.

                                                     Please check here if you
Dated: ____________________, 2004              [ ]   plan to attend the Meeting.



___________________________________             ________________________________
SIGNATURE OF SHAREHOLDER                        SIGNATURE OF SHAREHOLDER


___________________________________             ________________________________
PRINT NAME OF SHAREHOLDER                       PRINT NAME OF SHAREHOLDER


Please sign exactly as your name appears on this form of proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.